Oppenheimer Main Street(R)Small Cap Fund

Prospectus dated August 23, 2002

                                                              Oppenheimer Main Street(R)Small Cap Fund is a mutual
                                                              fund that seeks capital appreciation to make your
                                                              investment grow. It emphasizes investments in common
                                                              stocks of companies having a small market
                                                              capitalization.
                                                                   This Prospectus contains important information
                                                              about the Fund's objective, its investment policies,
                                                              strategies and risks. It also contains important
                                                              information about how to buy and sell shares of the
                                                              Fund and other account features. Please read this
                                                              Prospectus carefully before you invest and keep it
                                                              for future reference about your account.

As with all mutual funds, the Securities and
Exchange Commission has not approved or disapproved
the Fund's securities nor has it determined that
this Prospectus is accurate or complete. It is a
criminal offense to represent otherwise.

                                                                                                            1234

CONTENTS

---------------------------- -----------------------------------------------------------------------------------------

                             ABOUT THE FUND

                             The Fund's Investment Objective and Strategies
                             Main Risks of Investing In the Fund
                             The Fund's Past Performance
                             Fees and Expenses of the Fund
                             About the Fund's Investments
                             How the Fund is Managed

                             ABOUT YOUR ACCOUNT

                             How to Buy Shares
                             Class A Shares
                             Class B Shares
                             Class C Shares
                             Class N Shares
                             Class Y Shares

                             Special Investor Services
                             AccountLink
                             PhoneLink
                             OppenheimerFunds Internet Website
                             Automatic Withdrawal and Exchange Plans
                             Reinvestment Privilege
                             Retirement Plans

                             How to Sell Shares
                             By Mail
                             By Telephone

                             How to Exchange Shares
                             Shareholder Account Rules and Policies
                             Dividends, Capital Gains and Taxes
                             Financial Highlights
---------------------------- -----------------------------------------------------------------------------------------

ABOUT THE FUND

The Fund's Investment Objective and Strategies

What Is the Fund's Investment Objective?  The Fund seeks capital appreciation.

What DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in common stocks of small-capitalization ("small cap") U.S. companies that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager") believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization. These may include "growth" and/or "value" common stocks and other equity securities. A "value"
investment style attempts to find companies whose securities are believed to be undervalued in the marketplace.
A "growth" investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. The Fund incorporates a blended style of investing combining both growth and value styles.

         The Fund currently considers an issuer having a market capitalization of up to $2.5 billion to be a small-cap issuer. The Fund measures that capitalization at the time the Fund buys the security, and it is not required to sell the security if the issuer's capitalization grows above $2.5 billion. Over time, the Fund may change the range of asset capitalizations it uses to define small-cap issuers, as market conditions change. The
Fund's investment program is more fully explained in "About the Fund's Investments," below.

------------------------------------------------------------------------------------------------------------
       What is "Market Capitalization"?
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
       In general, market capitalization is the value of a company determined by the total market value of its issued and outstanding common stock.
------------------------------------------------------------------------------------------------------------

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL?  In selecting securities for purchase or sale by the Fund, the Fund's portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the use of:

o        Multi-factor quantitative models: These include a group of "top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by industries and value or growth styles. A group of "bottom up"
              models helps to rank stocks in a universe, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.
o        Fundamental research: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
o        Judgment: The portfolio is then continuously re-balanced by the portfolio managers, based upon the quantitative tools and qualitative factors described above.

         In seeking broad diversification of the Fund's portfolio, the portfolio managers currently search primarily for the following characteristics (although these may vary over time and in different cases):
o        Companies with a small market capitalization, primarily up to $2.5 billion.
o        Companies with financial characteristics attractive to our quantitative models.
o        Companies experiencing positive changes in operations due to enhanced competitive ability and/or beneficial industry trends.

         The portfolio managers employ a disciplined approach in deciding whether to sell particular portfolio securities based on quantitative models and fundamental research.  If a particular stock exhibits a material decrease in revenue and earnings growth, they will consider selling the stock. In addition, if the reason that the portfolio managers originally purchased the stock of a particular company materially changes, then they may also decide to sell the stock.

Who Is the Fund Designed For?  The Fund is designed primarily for investors seeking capital appreciation in their investment over the long-term. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund focusing on small-cap stocks. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income. Because of its focus on long-term capital appreciation, the Fund may be appropriate for part of a retirement plan's investments. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors described below.  There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having a similar objective.

RISKS OF INVESTING IN STOCKS.   Stocks fluctuate in price, and their short-term volatility at times may be great.  Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets.  The Fund's net asset values per share will fluctuate as the values of the
Fund's portfolio securities change.

         The  prices of  individual  stocks do not all move in the same  direction  uniformly  or at the same time.
Different stock markets may behave  differently from each other. The Fund currently  focuses its stock  investments in U.S. issuers and accordingly will be affected primarily by changes in U.S. stock markets.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.  Also, securities of small-cap companies may have more volatile prices than stocks of medium and large capitalization companies.

         At times, the Manager may increase the Fund's emphasis of its investments in a particular industry or sector.  To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

SPECIAL RISKS OF SMALL-CAP STOCKS.  The Fund invests mainly in stock of small-cap companies, which generally are newer companies. While these stocks may offer greater opportunities for long-term capital appreciation than larger, more established companies, they involve substantially greater risks of loss and price fluctuations.
Small-cap companies may have limited product lines or markets for their products, limited access to financial
resources and less depth in management skill than larger, more established companies.   Small-cap stocks may be
less liquid than those of larger issuers. That means the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. That increases the Fund's potential for losses. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

How Risky is the Fund Overall?  The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its price per share.
Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund.  When you redeem your shares, they may be worth more or less than what you paid for them.
There is no assurance that the Fund will achieve its investment objective.

         In the short term, the stock market and small-cap stocks can be volatile. The price of the Fund's shares can go up and down substantially. The Fund generally does not use income-producing investments to help cushion the Fund's total return from changes in stock prices.  In the OppenheimerFunds spectrum, the Fund is generally more aggressive than a large capitalization stock fund or a balanced fund.

-------------------------------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class A shares) from year to year since the Fund's inception and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compared to those of a broad-based market index.  The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  The after-tax returns for the other classes of shares will vary.  The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax.  The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. For the period from 1/1/02 through 6/30/02, the cumulative total return (not annualized) for Class A shares was 0.27%.
During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 18.24%
(4Q'01) and the lowest return (not annualized) for a calendar quarter was
-15.05% (3Q'01).

  ------------------------------------------------------------------ --------------------- ----------------------
  Average Annual Total
  Returns for the periods                                            1 Year                 5 Years (or
  ended December 31, 2001                                                                  Life of Class)
  ------------------------------------------------------------------ --------------------- ----------------------
  ------------------------------------------------------------------ --------------------- ----------------------
  Class A Shares (inception 8/2/99)
  Return before taxes                                                6.44%                 18.56%
  Return after taxes on distributions                                6.41%                 17.46%
  Return after taxes on distributions and sale of fund shares
                                                                     3.92%                 14.60%
  ------------------------------------------------------------------ --------------------- ----------------------
  ------------------------------------------------------------------ --------------------- ----------------------
  Russell 2000 Index (reflects no deductions for fees, expenses or   2.49%1                5.34%1
  taxes)
  ------------------------------------------------------------------ --------------------- ----------------------
  ------------------------------------------------------------------ --------------------- ----------------------
  Lipper Small Cap Core Fund Index (reflects no deductions for       7.13%1                11.88%1
  fees, expenses or taxes)
  ------------------------------------------------------------------ --------------------- ----------------------
  ------------------------------------------------------------------ --------------------- ----------------------
  Class B Shares (inception 8/2/99)                                  7.17%                 19.67%
  ------------------------------------------------------------------ --------------------- ----------------------
  ------------------------------------------------------------------ --------------------- ----------------------
  Class C Shares (inception 8/2/99)                                  11.08%                20.63%
  ------------------------------------------------------------------ --------------------- ----------------------
  ------------------------------------------------------------------ --------------------- ----------------------
  Class N Shares (inception 3/1/01)                                  10.22%2               N/A
  ------------------------------------------------------------------ --------------------- ----------------------
  ------------------------------------------------------------------ --------------------- ----------------------
  Class Y Shares (inception 8/2/99)                                  13.31%                21.92%
  ------------------------------------------------------------------ --------------------- ----------------------
1 From 7/31/99.
2 Total returns for Class N shares are cumulative and are not annualized.
The Fund's average annual total returns in the table include the applicable sales charges: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charges of
5% (1-year) and 3% (life of class); and for Class C shares, the 1% contingent deferred sales charge for the
1-year period. There is no sales charge on Class Y shares. The Fund's returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of the Fund's Class A shares is compared to the Russell 2000 Index, an unmanaged index of small-capitalization stocks and the Lipper Small Cap Core Fund category that includes the 30 largest mutual funds within the investment category as defined by Lipper. Index performance reflects the reinvestment of income but does not consider the effects of transaction costs. The Fund may have investments that vary from those in the indices.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended June 30, 2002.

Shareholder Fees (charges paid directly from your investment):

  ------------------------------------------------- ------------ ----------- ------------ ------------ -------------
                                                      Class A    Class B       Class C      Class N      Class Y
                                                      Shares       Shares      Shares       Shares        Shares
  ------------------------------------------------- ------------ ----------- ------------ ------------ -------------
  ------------------------------------------------- ------------ ----------- ------------ ------------ -------------
  Maximum Sales Charge (Load) on
  Purchases (as % of offering price)                   5.75%        None        None         None          None
  ------------------------------------------------- ------------ ----------- ------------ ------------ -------------
  ------------------------------------------------- ------------ ----------- ------------ ------------ -------------
  Maximum Deferred Sales Charge (Load)
  (as % of the lower of the original offering
  price or redemption proceeds)                        None1        5%2          1%3          1%4          None
  ------------------------------------------------- ------------ ----------- ------------ ------------ -------------
1.       A contingent deferred sales charge may apply to redemptions of investments of $1 million or more
     ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2.       Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1%
     in the sixth year and is eliminated after that.
3.       Applies to shares redeemed within 12 months of purchase.
4.       A contingent deferred sales charge applies to shares redeemed within 18 months of retirement plan's first purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

  ------------------------------------------------ ------------ ----------- ------------ ------------ -------------
                                                     Class A    Class B       Class C      Class N      Class Y
                                                     Shares       Shares      Shares       Shares        Shares
  ------------------------------------------------ ------------ ----------- ------------ ------------ -------------
  ------------------------------------------------ ------------ ----------- ------------ ------------ -------------
  Management Fees                                     0.70%       0.70%        0.70%        0.70%        0.70%
  ------------------------------------------------ ------------ ----------- ------------ ------------ -------------
  ------------------------------------------------ ------------ ----------- ------------ ------------ -------------
  Distribution and/or Service (12b-1) Fees            0.25%       1.00%        1.00%        0.50%         N/A
  ------------------------------------------------ ------------ ----------- ------------ ------------ -------------
  ------------------------------------------------ ------------ ----------- ------------ ------------ -------------
  Other Expenses                                      0.42%       0.42%        0.42%        0.45%        0.27%
  ------------------------------------------------ ------------ ----------- ------------ ------------ -------------
  ------------------------------------------------ ------------ ----------- ------------ ------------ -------------
  Total Annual Operating Expenses                     1.37%       2.12%        2.12%        1.65%        0.97%
  ------------------------------------------------ ------------ ----------- ------------ ------------ -------------
 The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% of average daily net assets per fiscal year for Class Y shares and 0.35% of average net assets per fiscal year for all other classes.  The undertaking was effective on January 1, 2001 for Class Y shares, and on
October 1, 2001 for all other share classes. The undertaking was pro-rated for the remainder of the fiscal year ending after those dates, and may be amended or withdrawn at any time.  After the waiver, the actual "Other
Expenses" and "Total Annual Operating Expenses" as percentages of average daily net assets were 0.23% and 0.93%
for Class Y shares.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

  If shares are redeemed:                     1 Year             3 Years            5 Years          10 Years(1)
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  Class A Shares                               $706               $984              $1,282             $2,127
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  Class B Shares                               $715               $964              $1,339             $2,085
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  Class C Shares                               $315               $664              $1,139             $2,452
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  Class N Shares                               $268               $520               $897              $1,955
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  Class Y Shares                                $99               $309               $536              $1,190
  --------------------------------------

  --------------------------------------
  If shares are not redeemed:                 1 Year             3 Years            5 Years          10 Years(1)
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  Class A Shares                               $706               $984              $1,282             $2,127
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  Class B Shares                               $215               $664              $1,139             $2,085
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  Class C Shares                               $215               $664              $1,139             $2,452
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  Class N Shares                               $168               $520               $897              $1,955
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  -------------------------------------- ------------------ ------------------ ------------------ -----------------
  Class Y Shares                                $99               $309               $536              $1,190
  --------------------------------------
------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N Shares contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.
1 Class B expenses for years 7 through 10 are based on Class A expenses since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUNDS' PRINCIPAL INVESTMENT POLICIES.  The allocation of the Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of
Additional Information contains more detailed information about the Fund's investment policies and risks.

Small-Cap Stocks. The Fund invests mainly in a diversified portfolio of common stocks of smaller companies to seek capital appreciation. Small-cap growth companies could include, for example, companies that are developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. They may provide new products or services that can enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than larger, more established companies. Small-cap value companies meet valuation parameters (such as the P/E ratio) that may indicate that they are less expensive than other small-cap companies.
         The Manager currently defines small capitalization issuers as those issuers having a market capitalization of up to $2.5 billion.  However, this definition of a "small-cap" issuer is subject to change.

------------------------------------------------------------------------------------------------------------
              What is a "small-cap" issuer?  Small-cap issuers are those issuers having a market capitalization of up to $2.5 billion.
------------------------------------------------------------------------------------------------------------

Investing in Unseasoned Companies.  The Fund can invest in unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Because these companies have a limited operating history and may be more dependent on the efforts of individual managers, their securities may have limited liquidity and their prices may be very volatile. The Fund currently does not intend to invest more than 20% of its net assets in these securities.

        Newer growth companies typically retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for some time after the Fund buys their stock.  However, the Fund does not have current income as a goal.

Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Fund pays and high portfolio turnover (for example over 100%) can increase the costs the Fund pays and reduce the performance of the Fund.  If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them.  These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Investments.  The Fund's investments are not limited only to small-cap issuers. Under normal market conditions, up to 20% of the assets of the Fund can be invested in securities of mid and large capitalization companies, if the Manager believes they offer opportunities for growth.

Other Equity Securities.  Equity securities include common stocks, as well as "equity equivalents" such as preferred stocks and securities convertible into common stock.  Preferred stock has a set dividend rate and ranks after bonds and before common stocks in its claim for dividends and on assets if the issuer is liquidated or becomes bankrupt.  The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of debt securities.

Special Risks of Initial Public Offerings (IPOs).   The Fund has no limit on the amount of its assets that can be invested in IPOs.  By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading.  The market for those securities may be unseasoned. The issuer may have a limited operating history.  These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them.  Many IPOs are by small- or micro-cap companies that are undercapitalized.

Risks of Foreign Investing. The Fund can buy securities of companies or governments in any country, developed or underdeveloped. While there is no limit on the amount of the Fund's assets that may be invested in foreign securities, the Manager does not currently plan to invest significant amounts of the Fund's assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks, such as the effects of a change in value of a foreign currency against the U.S.
         dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10%
         of its net assets in illiquid or restricted securities (the Board can increase that limit to 15%).
         Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments.
         The Fund does not expect to use derivatives to a significant degree and is not required to use them in seeking its objective.

         Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share price could fall.  Certain derivative investments held by the Fund might be illiquid.

     o   Hedging.  The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and securities indices. These are all referred to as "hedging instruments."  Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

         There are also special risks in particular hedging strategies.  Options trading involves the payment of premiums and can increase portfolio turnover.  If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.

Temporary Defensive and Interim Investments.   In times of unstable adverse market or economic conditions, the
         Fund can invest up to 100% of its total assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally they would be highly-rated commercial paper and money market instruments, U.S. government securities, and repurchase agreements. To the extent the
         Fund invests defensively in these securities, it might not achieve its investment objective.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has been an investment adviser since January 1960.  The Manager and its subsidiaries and affiliates managed more than $125 billion in assets as of June 30, 2002 including other Oppenheimer funds, with more than 7 million shareholder accounts.  The Manager is located at 498 Seventh Avenue, New York, NY 10018.

Portfolio Managers.  The portfolio managers of the Fund are Charles Albers and Mark Zavanelli. Mr. Albers is a
         Vice President of the Fund, a Senior Vice President of the Manager and an officer and portfolio manager of other Oppenheimer funds. Mr. Zavanelli is a Vice President of the Fund and of the Manager.  Prior to
         joining the Manager in April 1998, Mr. Albers was a portfolio manager at Guardian Investor Services
         (from 1972), the investment management subsidiary of The Guardian Life Insurance Company.  Before joining the Manager in April 1998, Mr. Zavanelli was a financial research analyst for Elder Research
         (from June 1997).

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the period ended June 30, 2002 was 0.70% of average annual net assets for each class of shares.

A B O U T   Y O U R  A C C O U N T

How to Buy Shares

HOW DO YOU BUY SHARES?  You can buy shares several ways, as described below.  The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders.  The
Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer.  You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the Distributor.  Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the Distributor.  Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
         If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

     o   Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire.  The minimum investment is $2,500.  Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

o        Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

     o   Buying Shares Through Asset Builder Plans.  You may purchase shares of the Fund (and up to four other
         Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.  Details are in the Asset Builder Application and the
         Statement of Additional Information.

HOW MUCH MUST YOU INVEST?  You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25 (effective November 1, 2002, the additional purchase amount is $50). There are reduced minimum investments under special investment plans.

     o   With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. The minimum initial investment in any such plan accounts established on or after November 1, 2002 is $50.  The minimum additional investment to such plan accounts that were established prior to November 1, 2002 will remain $25.  To establish a new
         Asset Builder Plan account on or after November 1, 2002, you must invest at least $500.

     o   Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be for as little as $25.  To establish any type of IRA account on or after November 1, 2002, the minimum investment is $500.  The minimum additional investment to any type of IRA account established on or after November 1, 2002 is $50.

     o   The minimum investment requirement does not apply to reinvesting dividends from the Fund or other
         Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask
         your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies.  The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value.  The net asset value of each class of shares is determined as of the close of The New York Stock
         Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day").  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days.  All references to time in this Prospectus mean "Eastern time."

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value.  The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.  Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

         If, after the close of the  principal  market on which a security  held by the Fund is traded,  and before the time the Fund's  securities  are priced that day, an event  occurs  that the Manager  deems  likely to cause a material  change in the value of such  security,  the Fund's Board of Trustees has  authorized the
         Manager,  subject to the  Board's  review,  to  ascertain  a fair value for such  security.  A  security's valuation may differ depending on the method used for determining value.

The Offering Price.  To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day.  If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying Through a Dealer.  If you buy shares through a dealer, your dealer must receive the order by the close of
         The New York Stock Exchange and transmit it to the Distributor so that it is received before the
         Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

-------------------------------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors five different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When you buy shares, be sure to specify the class of shares.  If you do not choose a class, your investment will be made in Class A shares.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A Shares.  If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans.)  The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
         Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class B Shares.  If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.  If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge.  That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class C Shares.  If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.  If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?"
         below.
-------------------------------------------------------------------------------------------------------------------
Class N Shares.  If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.  If you sell your shares within eighteen (18) months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class N shares?" below.
Class Y Shares.  Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment.  If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes.  Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares.  You should analyze your options carefully with your financial advisor before making that choice.
How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.  Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.  For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N.  For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

     o   Investing for the Shorter Term.  While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares.
         That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term.  Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.  That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

     o   Investing for the Longer Term.  If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

         For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class C shares; Class B shares are not available for purchase by such retirement plans.

Are There Differences in Account Features That Matter to You?  Some account features may not be available to
         Class B, Class C or Class N shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class

         C or Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

         Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
         Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional
         Information. Share certificates are not available for Class B, Class C and Class N shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to My Broker?  A financial advisor, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B,
         Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The
         Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions.  To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.  However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges
may be available, as described below or in the Statement of Additional Information.   Out of the amount you
invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase.  A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

  Amount of Purchase                   Front-End Sales          Front-End Sales
                                       Charge As a              Charge As a               Commission As
                                       Percentage of            Percentage of Net         Percentage of
                                       Offering Price           Amount Invested           Offering Price
  ------------------------------------ ------------------------ ------------------------- -------------------------
  Less than $25,000                             5.75%                    6.10%                     4.75%
------------------------------------ ------------------------- ------------------------- ------------------------
$25,000 or more but                           5.50%                     5.82%                     4.75%
less than $50,000
------------------------------------ ------------------------- ------------------------- ------------------------
$50,000 or more but                           4.75%                     4.99%                     4.00%
less than $100,000
------------------------------------ ------------------------- ------------------------- ------------------------
$100,000 or more but                          3.75%                     3.90%                     3.00%
less than $250,000
------------------------------------ ------------------------- ------------------------- ------------------------
$250,000 or more but                          2.50%                     2.56%                     2.00%
less than $500,000
------------------------------------ ------------------------- ------------------------- ------------------------
$500,000 or more but less than $1             2.00%                     2.04%                     1.60%
million
------------------------------------ ------------------------- ------------------------- ------------------------

Can You Reduce Class A Sales Charges?  You may be eligible to buy Class A shares at     reduced sales charge
rates under the Fund's "Right of Accumulation" or a Letter of Intent,  as described in "Reduced Sales Charges" in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on non-retirement plan purchases of
         Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 ("grandfathered retirement accounts").  Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge.  The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is
         0.75% of the first $2.5 million, plus 0.25% of purchases over $2.5 million.  In either case, the concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.

         If you redeem any of those shares within an 18 month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.  That sales charge will be equal to 1.0% of the lesser of:
o        (1) the aggregate net asset value of the redeemed shares at the time of redemption
                      (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o        (2) the original net asset value of the redeemed shares.

     The Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the
     Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans.  There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor.  The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the
Statement of Additional Information.  There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share without an initial sales charge.  However, if Class B shares are redeemed within 6 years of  the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

  Years Since Beginning of Month in Which                   Contingent Deferred Sales Charge on
                                                            Redemptions in That Year
  Purchase Order was Accepted                               (As % of Amount Subject to Charge)
  --------------------------------------------------------- -------------------------------------------------------
  0 - 1                                                     5.0%
  --------------------------------------------------------- -------------------------------------------------------
  1 - 2                                                     4.0%
  --------------------------------------------------------- -------------------------------------------------------
  2 - 3                                                     3.0%
  --------------------------------------------------------- -------------------------------------------------------
  3 - 4                                                     3.0%
  --------------------------------------------------------- -------------------------------------------------------
  4 - 5                                                     2.0%
  --------------------------------------------------------- -------------------------------------------------------
  5 - 6                                                     1.0%
  --------------------------------------------------------- -------------------------------------------------------
  6 and following                                           None
  --------------------------------------------------------- -------------------------------------------------------
In the table, a "year" is a 12-month period.  In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares.  Class B shares automatically convert to Class A shares 72 months after you purchase them.  This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below.
         The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.  When any Class B shares you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares.  For further information on the conversion feature and its tax implications, see "Class B
         Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES?  Class C shares are sold at net asset value per share without an initial sales charge.  However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds.  The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and
403(b) plans) that purchase $500,000 or more of Class N shares from one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase. Non-retirement plan investors cannot buy Class N shares directly.

         A contingent deferred sales charge of 1.00% will be imposed upon redemption of Class N shares, if:

o        The group  retirement  plan (not  including  IRAs and 403(b) plans) is terminated or Class N shares of all
                  Oppenheimer  funds are  terminated  as an  investment  option of the plan and Class N shares  are redeemed  within 18 months after the plan's first  purchase of Class N shares of any  Oppenheimer fund, or

o        With  respect to an IRA or 403(b) plan,  Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         Retirement plans that offer Class N shares may impose charges on plan participant accounts.  The procedures for purchasing, redeeming, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan.  Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES?  Class Y shares are sold at net asset value per share without sales charge directly to institutional investors that have special agreements with the Distributor for this purpose.  They may include insurance companies, registered investment companies and employee benefit plans.  Individual investors cannot buy
Class Y shares directly.

         An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts.  The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares.  Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12B-1) PLANS.  Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Service Plan for Class A Shares.  The Fund has adopted a Service Plan for Class A shares. It reimburses the
         Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.  Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund.  The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.  With respect to Class A shares subject to a
         Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N shares. The Fund has adopted Distribution and
         Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and on Class C shares and
         0.25% on Class N shares.  The Distributor also receives a service fee of 0.25% per year under the Class
         B, Class C and Class N plans.

         The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class.  Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares.  The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.  The Distributor retains the service fees for accounts for which it renders the required personal services.

         The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price.  The Distributor retains the Class B asset-based sales charge.  See the Statement of
         Additional Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price.  The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.  See the Statement of Additional
         Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale.  Including the advance of the service fee the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.00% of the purchase price.  The Distributor retains the asset-based sales charge on Class N shares.  See the
         Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK.  You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution.  It must be an Automated Clearing House (ACH) member. AccountLink lets you:
     o   transmit funds electronically to purchase shares by telephone (through a service representative or by
         PhoneLink) or automatically under Asset Builder Plans, or
     o   have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.
         You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457.  The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your application or your dealer's settlement instructions if you buy your shares through a dealer.  After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent.  AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges.
After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK.  PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone.  PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special
PhoneLink number, 1.800.533.3310.

Purchasing Shares.  You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310.  You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares.  With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares.  You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.  Please refer to "How to Sell Shares,"
         below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX?  You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).  Please call 1.800.525.7048 for information about which transactions may be handled this way.  Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE.  You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS.  The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS.  You may buy shares of the Fund for your retirement plan account.  If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account.  The
Distributor also offers a number of different retirement plans that individuals and employers can use:

Individual Retirement Accounts (IRAs).  These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
SEP-IRAs.  These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans.  These are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans.  These are special retirement plans for businesses.
Pension and Profit-Sharing Plans.  These plans are designed for businesses and self-employed individuals.

         Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.  Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.  The Fund lets you sell your shares by writing a letter or by telephone.  You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis.  If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the
Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee.  To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o   You wish to redeem more than $100,000 and receive a check
     o   The redemption check is not payable to all shareholders listed on the account statement
     o   The redemption check is not sent to the address of record on your account statement
     o   Shares are being transferred to a Fund account with a different owner or name
     o   Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o        a U.S. bank, trust company, credit union or savings association,
o        a foreign bank that has a U.S. correspondent bank,
o        a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o        a U.S. national securities exchange, a registered securities association or a clearing agency.
         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts.  There are special procedures to sell shares in an OppenheimerFunds retirement plan account.  Call the Transfer Agent for a distribution request form.  Special income tax withholding requirements apply to distributions from retirement plans.  You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld.  If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

HOW DO YOU SELL SHARES BY MAIL?  Write a letter of instruction that includes:
     o   Your name
     o   The Fund's name
     o   Your Fund account number (from your account statement)
     o   The dollar amount or number of shares to be redeemed
     o   Any special payment instructions
     o   Any share certificates for the shares you are selling
     o   The signatures of all registered owners exactly as the account is registered, and
     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

------------------------------------------------------------ -------------------------------------------------------
-----------------------------------------------------------  ------------------------------------------------------
Use the following address for                                Send courier or express mail
-----------------------------------------------------------  requests to:
Requests by mail:                                            OppenheimerFunds Services
OppenheimerFunds Services                                    10200 E. Girard Avenue, Building D
P.O. Box 5270                                                Denver, Colorado 80231
Denver, Colorado 80217
------------------------------------------------------------ -------------------------------------------------------

HOW DO YOU SELL SHARES BY TELEPHONE?  You and your dealer representative of record may also sell your shares by telephone.  To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days.  You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
     o   To redeem shares through a service representative, call 1.800.852.8457
     o   To redeem shares automatically on PhoneLink, call 1.800.533.3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits On Amounts Redeemed By Telephone?
o        Telephone Redemptions Paid by Check.  Up to $100,000 may be redeemed by telephone in any 7-day period.
     The check must be payable to all owners of record of the shares and must be sent to the address on the account statement.  This service is not available within 30 days of changing the address on an account.

o        Telephone  Redemptions Through  AccountLink.  There are no dollar limits on telephone  redemption proceeds sent to a bank account  designated when you establish  AccountLink.  Normally the ACH transfer to your bank is initiated  on the  business  day after the  redemption.  You do not receive  dividends  on the proceeds of the shares you redeemed while they are waiting to be transferred.

CAN YOU SELL SHARES THROUGH YOUR DEALER?  The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service.  If your shares are held in the name of your dealer, you must redeem them through your dealer.

o        HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.  If you purchase shares subject to a Class A,
Class B, Class C, or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds, (unless you are eligible for a waiver of that sales charge based on the categories listed in
Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request).

         A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value.  A contingent deferred sales charge is not imposed on:
o         the amount of your account value represented by an increase in net asset value over the initial purchase price,
o        shares purchased by the reinvestment of dividends or capital gains distributions, or
o        shares redeemed in the special circumstances described in Appendix C to the Statement of Additional
              Information.

         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
(1)      shares acquired by reinvestment of dividends and capital gains distributions,
(2)      shares held for the holding period that applies to that class, and
(3)      shares held the longest during the holding period.

         Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds.  However, if you exchange them within the applicable contingent deferred sales change holding period, the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.  Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis.  To exchange shares, you must meet several conditions:
     o   Shares of the fund selected for exchange must be available for sale in your state of residence.
     o   The prospectus of both funds must offer the exchange privilege.
     o   You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
     o   You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
     o   Before exchanging into a fund, you must obtain and read its prospectus.

         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other
Oppenheimer funds.  For example, you can exchange Class A shares of this Fund only for Class A shares of another fund.  In some cases, sales charges may be imposed on exchange transactions.  For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss.  Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of
Additional Information or obtain one by calling a service representative at 1.800.525.7048.  That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS?  Exchanges may be requested in writing or by telephone:

Written Exchange Requests.  Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account.  Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificate with the request.

Telephone Exchange Requests.  Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310.  Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.
         Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES?  There are certain exchange policies you should be aware of:
     o   Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.  However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same day exchange.
     o   The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing". When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manger believes to be a market timer.
     o   The Fund may amend, suspend or terminate the exchange privilege at any time.  The Fund will provide you notice whenever it is required to do so, by applicable law.
     o   If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling, and exchanging shares is contained in the Statement of Additional Information.

Effective  September 27, 2002, a $12 annual fee will be charged on any account  valued at less than $500. See the Statement of Additional Information for circumstances when this fee will not be charged.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.  If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine and consistent with adopted procedures.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.  From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the
         National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates.  The redemption price, which is the net asset value per share, will normally differ for each class of shares.  The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink within seven days after the Transfer Agent receives redemption instructions in proper form.  However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.  For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared.  That delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer
         Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped.  In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions).  This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup Withholding" of Federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at
         1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis and to pay them to shareholders in December on a date selected by the Board of Trustees.
Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class
B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year.  The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS?  When you open your account, specify on your application how you want to receive your dividends and distributions.  You have four options:

Reinvest All Distributions in the Fund.  You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest Dividend or Capital Gains.  You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash.  You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account.  You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES.  If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.  Distributions are subject to federal income tax and may be subject to state or local taxes.  Dividends paid from short-term capital gains and net investment income are taxable as ordinary income.  Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares.  Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year.  Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend."  If you buy shares on or just before the ex dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions.  Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.  Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur.  In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal income tax information about your investment.  You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the
Fund's independent auditors, whose report along with the Fund's financial statements, is included in the
Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 CLASS A   YEAR ENDED JUNE 30,                        2002      2001   2000(1)
================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period               $15.02    $14.77    $10.00
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.08)     (.08)     (.06)
 Net realized and unrealized gain                      .19      1.12      4.85
                                                    ----------------------------
 Total from investment operations                      .11      1.04      4.79
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                 (.01)     (.79)     (.02)
--------------------------------------------------------------------------------
 Net asset value, end of period                     $15.12    $15.02    $14.77
                                                    ============================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                  0.71%     7.66%    47.98%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)         $512,337  $294,780  $141,721
--------------------------------------------------------------------------------
 Average net assets (in thousands)                $386,221  $205,916  $ 75,295
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                 (0.50)%   (0.60)%   (0.82)%
 Expenses                                             1.37%     1.28%     1.50%
--------------------------------------------------------------------------------
 Portfolio turnover rate                               134%      181%      108%

1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

INFORMATION AND SERVICES

For More Information on
Oppenheimer Main Street(R)Small Cap Fund:

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION  This document includes additional information about the Fund's investment policies, risks, and operations.  It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS  Additional information about the Fund's investments and performance will be available in the Fund's Annual and Semi-Annual Reports to shareholders.  The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's  privacy policy and other information about the Fund or your account without charge:

  --------------------------------------------------------- -----------------------------------------------------
  By Telephone:                                             Call OppenheimerFunds Services toll-free:
                                                            1.800.525.7048
  --------------------------------------------------------- -----------------------------------------------------
  --------------------------------------------------------- -----------------------------------------------------
  By Mail:                                                  Write to:
                                                            OppenheimerFunds Services
                                                            P.O. Box 5270
                                                            Denver, Colorado 80217-5270
  --------------------------------------------------------- -----------------------------------------------------
  --------------------------------------------------------- -----------------------------------------------------
  On the Internet:                                          You can send us a request by e-mail or read or
                                                            down-load documents on the OppenheimerFunds website:
                                                            WWW.OPPENHEIMERFUNDS.COM
                                                            ------------------------
  --------------------------------------------------------- -----------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the
EDGAR database on the SEC's Internet website at www.sec.gov.  Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address:  PUBLICINFO@SEC.GOV or by writing to the SEC's
                                                                    ------------------
Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the
Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.
                                                            The Fund's shares are distributed by:
The Fund's SEC File No. 811-09333                           (logo) OppenheimerFunds
PR0847.001.0802                                             Distributor, Inc.
Printed on recycled paper.

                                             APPENDIX TO PROSPECTUS OF
                                      Oppenheimer Main Street(R)Small Cap Fund

         Graphic Material included in the Prospectus of Oppenheimer Main Street(R)Small Cap Fund "Annual Total
Returns (Class A) (% as of 12/31 each year)":

         A bar chart will be included in the Prospectus of Oppenheimer Main Street(R)Small Cap Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the two most recent calendar year ends, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar                                    Oppenheimer Main Street(R)
Year                                                 Small Cap Fund
Ended                                                Class A Shares
-----                                                --------------

12/31/00                                             10.15%
12/31/01                                                      12.93%

Oppenheimer Main Street(R)Small Cap Fund
6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated August 23, 2002

         This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated August 23, 2002. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

         The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

         |X| Investments in Small-Cap Equity Securities. The Fund focuses its investments in equity securities of small market capitalization ("small cap") growth and/or undervalued U.S. companies. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The Fund's investments primarily include stocks of companies having a market capitalization of up to $2.5 billion.

         The Fund can also hold a portion of its assets in securities of issuers having a larger market capitalization. Although under normal market conditions, the Fund will invest at least 80% of its net assets
(including any borrowings for investment purposes) in equity securities having small market capitalization, at times, in the Manager's view, the market may favor or disfavor securities of issuers of a particular capitalization range. Therefore the Fund may focus its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where the best market opportunities are to seek the
Fund's objective.

         Current income is not a criterion used to select portfolio securities. However, certain debt securities may be selected for the Fund's portfolio for defensive purposes (including debt securities that the Manager believes may offer some opportunities for capital appreciation when stocks are disfavored). Other debt securities may be selected because they are convertible into common stock, as discussed below in "Convertible Securities."

                  |_| Over-the-Counter Securities. Securities of small-cap issuers may be traded on securities exchanges or in the over-the-counter market. The over-the-counter markets, both in the U.S. and abroad, may have less liquidity than securities exchanges. That can affect the price the Fund is able to obtain when it wants to sell a security.

         Small-cap companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small-cap issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more. As noted
below, the Fund limits its investments in unseasoned small cap issuers.

                  |_| Convertible Securities. While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the
Manager's investment decision with respect to convertible debt securities than in the case of non-convertible fixed debt income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:
(1)      whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)      whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities),
                      and
(3)      the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

         Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

         The value of a convertible security is a function of its "investment value" and its "conversion value."
If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

         The Fund has no limitations on the ratings of the convertible debt securities that it can buy. They can include securities that are investment grade or below investment grade. Securities that are below investment grade (whether they are rated by a nationally-recognized rating organization or are unrated securities that the
Manager deems to be below investment grade) have greater risks of default than investment grade securities.
Additionally, debt securities are subject to interest rate risk. Their values tend to fall when interest rates rise. The Fund does not anticipate that it will invest a substantial amount of its assets in these types of securities.

                  |_| Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants or rights. That 5% limit does not apply to warrants and rights the Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

                  |_| Preferred Stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative. "Cumulative"
dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         |X|  Foreign Securities. Although the Fund intends to focus its investments in U.S. securities, it can purchase equity securities issued or guaranteed by foreign companies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

         Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities"
for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the
U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

                  |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.
         In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

                  |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

         |X|  Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund can have a portfolio turnover rate of 100% or more. Portfolio turnover rates for the fiscal year ended June 30, 2001 reflect a period effected by extreme economic and market factors. By comparison, portfolio turnover rates for the fiscal year ended June 30, 2002 reflect a period of increased economic and market stability.

         Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue
Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund from time to time can employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

         |X|  Investing in Unseasoned Companies. The Fund can invest in securities of unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They might have a limited trading market, which could adversely affect the Fund's ability to dispose of them and could reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by an unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. The Fund currently does not intend to invest more than 20% of its net assets in those securities.

         |X|  Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days (the Board may increase that limit to 15%). There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do
so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S.
government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         |X|  Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's
Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus.
Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.
If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

         Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

         Investment in Other Investment Companies. The Fund can invest in shares of other investment companies to the extent allowed by the non-fundamental investment policy discussed below.  Investment in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would bear its own management fees and other expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

         |X|  Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 10% of the value of the Fund's total assets. The Fund currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed
5% of the Fund's total assets.

         There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

         When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         |X|  Borrowing for Leverage. The Fund has the ability to borrow from banks and/or affiliated investment companies on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund may borrow only from banks and/or affiliated investment companies. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time. The Fund's policy on borrowing is a fundamental policy.

         The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree. The use of escrow or other collateral arrangements in connection with the Fund's policy on borrowing or hedging instruments is permitted.

         |X|  Derivatives. The Fund can invest in a variety of derivative investments to seek income for liquidity needs or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information. However, the Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree.

         Some of the derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

         |X|  Hedging.  The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:
              |_| sell futures contracts,
              |_| buy puts on futures or on securities, or
|_|      write covered calls on securities or futures. Covered calls can also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

         The Fund might use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
              |_| buy futures, or
              |_| buy calls on such futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the
Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund. The Fund cannot purchase securities on margin. However, the Fund can make margin deposits in connection with any of the hedging instruments permitted by any of its other policies.

                |_| Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices (these are called "stock index futures"), (2) other broadly-based securities indices (these are referred to as "financial futures") and (3) foreign currencies (these are referred to as "forward contracts").

         A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed)
to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes.
All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

                  |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

                  |_| Writing Covered Call Options. The Fund can write (that is, sell) calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the
Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund writes a call, it receives cash (a premium). In writing calls on a security, the Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it also receives a premium. If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

         The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the
Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a
"closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets on its books. The Fund will identify additional liquid assets on its books to cover the call if the value of the identified assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                  |_| Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be identified on the Fund's books to cover such put options.

         If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the
Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

                  |_| Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it
(whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.
Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration.
That sale may or may not be at a profit.
         When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

                  |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S.
dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

                  |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the

wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.
Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the
Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The
Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

                  |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S.
dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates.
The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge."  When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency.
When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.

         Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

         The Fund will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the
Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the
Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

                  |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the
Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the
Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

                  |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

         Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)      gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities,
              and
(2)      gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade,

which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

         |X|  Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can buy:
|_|      high-quality (rated in the top rating categories of nationally-recognized rating organizations or deemed by the Manager to be of comparable quality), short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,
|_|      commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the top rating category of a nationally recognized rating organization,
|_|      debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's Investors
                  Service, Inc. or at least BBB by Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
|_|      preferred stocks,
|_|      certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and
|_|      repurchase agreements.

         Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

         |X|  What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
         o    67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         o    more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X| Does the Fund Have Additional Fundamental Policies?

The following investment restrictions are fundamental policies of the Fund.

         o The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

         o The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt securities or similar evidences of indebtedness, (c) through an interfund-lending program with other affiliated funds, and (d) through repurchase agreements.
         o The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets.  The Fund may borrow only from banks and/or affiliated investment companies.  With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowing at all times in the manner set forth in the
Investment Company Act of 1940.
         o The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.
         o The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of companies holding real estate or interests in real estate.
         o The Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.
         o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
         o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

|X| Does the Fund Have Other Restrictions that are Not Fundamental Policies?

         The Fund has an additional restriction on its investment policies that is not fundamental, which means that it can be changed by the Board of Trustees, without obtaining shareholder approval.

o        As a non-fundamental investment policy, the Fund can invest all of its assets in the securities of a single open-end management investment company for which the Manager, one of its subsidiaries or a successor is the investment advisor or sub-advisor. That fund must have substantially the same fundamental investment objective, policies and limitations as the Fund. This non-fundamental policy that permits the Fund to invest its assets in an open-end management investment company would permit the fund to adopt a "fund-of-funds" or
"master-feeder" structure. This could enable the Fund to take advantage of potential operational and cost efficiencies in either a fund-of-funds or master-feeder structure. The Fund has no present intention of adopting a fund-of-funds or master-feeder structure. If it did so, the Prospectus and this Statement of Additional
Information would be revised accordingly.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an on-going basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

         For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. That is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in
1999.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.
The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares.  Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the
Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the
Trustees or upon proper request of the shareholders.

         Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The
Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner"
under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees.  The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.
Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Board of Trustees has an Audit Committee and a Review Committee.  The members of the Audit Committee are Edward L. Cameron (Chairman), William L. Armstrong, George Bowen and Robert J. Malone.  The Audit Committee
held six meetings during the fiscal year ended June 30, 2002. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors. Other main functions of the Audit
Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees.

         The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating Independent Trustees for election.  The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

         The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis, Sam Freedman, Beverly
Hamilton and F. William Marshall, Jr.  The Review Committee held seven meetings during the fiscal year ended June
30, 2002. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the services provided to the Fund by the transfer agent.  The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an independent trustee of the
Fund ("Independent Trustee"). Mr. Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.
Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board II Funds
(defined below) for which he is a trustee or director.

         The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.
All of the Trustees are also trustees or directors of the following Oppenheimer funds  (except for Ms. Hamilton and Mr. Malone, who are not Trustees of Oppenheimer Senior Floating Rate Fund and Mr. Murphy is not a Trustee or
Managing General Partner of any of the Centennial trusts) (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                                    Oppenheimer Select Managers
Oppenheimer Champion Income Fund                             Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund                              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                                  Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund                          Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds                                  Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                     Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.                          Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund                       Centennial Money Market Trust
Oppenheimer Municipal Fund                                   Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund                                  Centennial Tax Exempt Trust

         Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted, Zack, Albers and Zavanelli, and Mses. Feld and
Ives who are officers of the Fund, respectively hold the same offices with one or more of the other Board II
Funds as with the Fund. As of August 2, 2002, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, each Independent
Trustee, and his family members, do not own securities of either the Manager or Distributor of the Board II Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or
Distributor.

Affiliated Transactions and Material Business Relationships.  In 2000, Mr. Swain sold 93,000 shares of
Oppenheimer Acquisition Company ("OAC") (the Manager's parent holding company), for a cash payment of
$4,278,930.  In 2001, Mr. Swain surrendered for cancellation 60,000 options to MassMutual for a cash payment of
$2,700,600.

Mr. Swain has reported that he sold a residential property to Mr. Freedman on October 23, 2001 for $1.2 million.
An independent appraisal of the property supported the sale price.

Independent Trustees and Officers

----------------------------- ------------------------------------------------------------- ------------ ----------------
                                                                                            Dollar       Aggregate
Name, Address,1Age,           Principal Occupation(s) During Past 5 Years / Other           Range of     Dollar Range
Position(s) Held with Fund    Trusteeships/Directorships Held by Trustee / Number of        Shares       of Shares
and Length of Service1        Portfolios in Fund Complex Overseen by Trustee                Owned in     Owned in any
                                                                                            the Fund     of the Board
                                                                                                         II Funds
----------------------------- ------------------------------------------------------------- ------------ ----------------
----------------------------- ------------------------------------------------------------- -----------------------------
                                                                                            As of December 31, 2001
----------------------------- ------------------------------------------------------------- -----------------------------
----------------------------- ------------------------------------------------------------- ------------ ----------------
James C. Swain, Chairman      Formerly Vice Chairman (until January 2, 2002) of the            Over       Over $100,000
and Trustee since 1999        Manager and President and a director (until 1997) of
Age: 68                       Centennial Asset Management Corporation (a wholly-owned
                              investment advisory subsidiary of the Manager). Oversees 41    $100,000
                              portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------- ------------ ----------------
----------------------------- ------------------------------------------------------------- ------------ ----------------
William L. Armstrong,         Chairman of the following private mortgage banking
Trustee since 1999            companies: Cherry Creek Mortgage Company (since 1991),
Age: 65                       Centennial State Mortgage Company (since 1994), The El Paso
                              Mortgage Company (since 1993), Transland Financial
                              Services, Inc. (since 1997); Chairman of the following
                              private companies: Great Frontier Insurance (insurance
                              agency) (since 1995) and Ambassador Media Corporation
                              (since 1984); a director of the following public companies:
                              Storage Technology Corporation (computer equipment company)
                              (since 1991), Helmerich & Payne, Inc. (oil and gas                            $50,001-
                              drilling/production company) (since 1992), UNUMProvident          $0          $100,000
                              (insurance company) (since 1991). Formerly Director of
                              International Family Entertainment (television channel)
                              (1992-1997) and Natec Resources, Inc. (air pollution
                              control equipment and services company) (1991-1995),
                              Frontier Real Estate, Inc. (residential real estate
                              brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January
                              1979-January 1991). Oversees 41 portfolios in the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------- ------------ ----------------
----------------------------- ------------------------------------------------------------- ------------ ----------------
Robert G. Avis,               Formerly Mr. Avis held the following positions: Director
Trustee since 1999            and President of A.G. Edwards Capital, Inc. (General
Age: 71                       Partner of private equity funds) (until February 2001);
                              Chairman, President and Chief Executive Officer of A.G.
                              Edwards Capital, Inc. (until March 2000); Vice Chairman and
                              Director of A.G. Edwards, Inc. and Vice Chairman of A.G.
                              Edwards & Sons, Inc. (its brokerage company subsidiary)           $0        Over $100,000
                              (until March 1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor) (until
                              March 1999); and a Director (until March 2000) of A.G.
                              Edwards & Sons and A.G. Edwards Trust Company. Oversees 41
                              portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------- ------------ ----------------
----------------------------- ------------------------------------------------------------- ------------ ----------------
George C. Bowen, Trustee      Formerly (until April 1999) Mr. Bowen held the following                  ,
since 1999                    positions: Senior Vice President (from September 1987) and
Age: 65                       Treasurer (from March 1985) of the Manager; Vice President
                              (from June 1983) and Treasurer (since March 1985) of
                              OppenheimerFunds Distributor, Inc. (a subsidiary of the
                              Manager); Senior Vice President (since February 1992),
                              Treasurer (since July 1991), Assistant Secretary and a
                              director (since December 1991) of Centennial Asset
                              Management Corporation; Vice President (since October 1989)
                              and Treasurer (since April 1986) of HarbourView Asset
                              Management Corporation (an investment advisory subsidiary
                              of the Manager); President, Treasurer and a director (June
                              1989-January 1990) of Centennial Capital Corporation  (an
                              investment advisory subsidiary of the Manager); Vice
                              President and Treasurer (since August 1978) and Secretary
                              (since April 1981) of Shareholder Services, Inc. (a
                              transfer agent subsidiary of the Manager); Vice President,    $50,001-$100 0Over $100,000
                              Treasurer and Secretary (since November 1989) of
                              Shareholder Financial Services, Inc. (a transfer agent
                              subsidiary of the Manager); Assistant Treasurer (since
                              March 1998) of Oppenheimer Acquisition Corp. (the Manager's
                              parent corporation); Treasurer (since November 1989) of
                              Oppenheimer Partnership Holdings, Inc. (a holding company
                              subsidiary of the Manager); Vice President and Treasurer
                              (since July 1996) of Oppenheimer Real Asset Management,
                              Inc. (an investment advisory subsidiary of the Manager);
                              Chief Executive Officer and director  (since March 1996) of
                              MultiSource Services, Inc. (a broker-dealer subsidiary of
                              the Manager); Treasurer (since October 1997) of
                              OppenheimerFunds International Ltd. and Oppenheimer
                              Millennium Funds plc (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------- ------------ ----------------
----------------------------- ------------------------------------------------------------- ------------ ----------------
Edward L. Cameron, Trustee    Director (since March 2001) of Genetic ID, Inc. and its                   0
since 1999                    subsidiaries (a privately held biotech company); a member
Age: 63                       of The Life Guard of Mount Vernon, George Washington's home
                              (since June 2000). Formerly a partner with
                              PricewaterhouseCoopers LLP (from 1974-1999) (an accounting    $10,001-$50, 0Over $100,000
                              firm) and Chairman (from 1994-1998), Price Waterhouse LLP
                              Global Investment Management Industry Services Group.
                              Oversees 41 portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------- ------------ ----------------
----------------------------- ------------------------------------------------------------- ------------ ----------------
Jon S. Fossel,                Chairman and Director (since 1998) of Rocky Mountain Elk
Trustee since 1999            Foundation (a not-for-profit foundation); and a director
Age: 60                       (since October 1999) of P.R. Pharmaceuticals (a privately
                              held company) and UNUMProvident (an insurance company)            $0       $50,001-$100,000
                              (since June 1, 2002). Oversees 41 portfolios in the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------- ------------ ----------------
----------------------------- ------------------------------------------------------------- ------------ ----------------
Sam Freedman,                 A trustee or director of other Oppenheimer funds. Formerly
Trustee since 1999            (until October 1994) Mr. Freedman held several positions in      Over
Age: 61                       subsidiary or affiliated companies of the Manager. Oversees    $100,000     Over $100,000
                              41 portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------- ------------ ----------------
----------------------------- ------------------------------------------------------------- ------------ ----------------
Beverly L. Hamilton,          Trustee (since 1996) of MassMutual Institutional Funds and
Trustee since 2002            of MML Series Investment Fund (open-end investment
Age: 55                       companies); Director of MML Services (since April 1987) and
                              America Funds Emerging Markets Growth Fund (since October
                              1991) (both are investment companies), The California
                              Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula, (since
                              February 2002); a trustee (since February 2000) of Monterey
                              International Studies (an educational organization), and an   N/A2              N/A3
                              advisor to Unilever (Holland)'s pension fund and to Credit
                              Suisse First Boston's Sprout venture capital unit. Mrs.
                              Hamilton also is a member of the investment committees of
                              the Rockefeller Foundation, the University of Michigan  and
                              Hartford Hospital.  Formerly, Mrs. Hamilton held the
                              following position: President (February 1991-April 2000)
                              ARCO Investment Management Company. Oversees 40 portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------- ------------ ----------------
----------------------------- ------------------------------------------------------------- ------------ ----------------
Robert J. Malone, Trustee     Director (since 2001) of Jones Knowledge, Inc. (a privately
since 2002                    held company), U.S. Exploration, Inc., (since 1997),
Age: 57                       Colorado UpLIFT (a non-profit organization) (since 1986)
                              and a trustee of the Gallagher Family Foundation (since
                              2000).  Formerly, Mr. Malone held the following positions:    N/A4              N/A3
                              Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and
                              formerly Colorado National Bank,) (July 1996-April 1, 1999)
                              and a director of Commercial Assets, Inc. (1993-2000).
                              Oversees 40 portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------- ------------ ----------------
----------------------------- ------------------------------------------------------------- ------------ ----------------
F. William Marshall, Jr.,     Trustee (since 1996) of MassMutual Institutional Funds and        $0       $50,001-$100,000
Trustee since 2000            of MML Series Investment Fund (open-end investment
Age: 60                       companies). Formerly Chairman (January 1999-July 1999) of
                              SIS & Family Bank, F.S.B. (formerly SIS Bank); President,
                              Chief Executive Officer and Director (May 1993-December
                              1998) of SIS Bankcorp, Inc. and SIS Bank (formerly
                              Springfield Institution for Savings) and Executive Vice
                              President (January 1999-July 1999) of Peoples Heritage
                              Financial Group, Inc. Oversees 41 portfolios in the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------- ------------ ----------------

Interested Trustee and Officer

---------------------------- -------------------------------------------------------------- ----------- ----------------
Name, Address3 Age,          Principal Occupation(s) During Past 5 Years / Other            Dollar         Aggregate
                                                                                                         Dollar Range
                                                                                                           of Shares
                                                                                            Range of     Owned in any
                                                                                            Shares          of the
Position(s) Held with Fund   Trusteeships/Directorships Held by Trustee / Number of         Owned in      Oppenheimer
and Length of Service4       Portfolios in Fund Complex Overseen by Trustee                  the Fund        Funds
---------------------------- -------------------------------------------------------------- ----------- ----------------
---------------------------- -------------------------------------------------------------- ----------- ----------------
John V. Murphy, President    Chairman,  Chief  Executive  Officer and director (since June
and Trustee                  2001) and President  (since  September  2000) of the Manager;
Trustee since October 2001   President  and a director  or  trustee  of other  Oppenheimer  $10,001-$50,000
Age: 53                      funds;   President  and  a  director  (since  July  2001)  of               Over $100,000
                             Oppenheimer  Acquisition Corp. and of Oppenheimer Partnership
                             Holdings,   Inc.;  a  director   (since   November  2001)  of
                             OppenheimerFunds  Distributor,  Inc.; Chairman and a director
                             (since  July  2001)  of  Shareholder  Services,  Inc.  and of
                             Shareholder   Financial  Services,   Inc.;  President  and  a
                             director  (since  July  2001)  of   OppenheimerFunds   Legacy
                             Program  (a  charitable  trust  program  established  by  the
                             Manager);  a director of the  following  investment  advisory subsidiaries  of  OppenheimerFunds,  Inc.: OFI  Institutional
                             Asset  Management,   Inc.  and  Centennial  Asset  Management
                             Corporation   (since   November  2001),   HarbourView   Asset
                             Management  Corporation  and OFI  Private  Investments,  Inc.
                             (since July 2001);  President  (since November 1, 2001) and a
                             director   (since  July  2001)  of  Oppenheimer   Real  Asset
                             Management,   Inc.;  a  director  (since  November  2001)  of
                             Trinity  Investment  Management  Corp. and Tremont  Advisers,
                             Inc.   (investment   advisory  affiliates  of  the  Manager);
                             Executive   Vice   President   (since   February   1997)   of
                             Massachusetts  Mutual Life  Insurance  Company (the Manager's
                             parent  company);   a  director  (since  June  1995)  of  DBL
                             Acquisition  Corporation;  formerly,  Chief Operating Officer
                             (September  2000-June  2001) of the  Manager;  President  and
                             trustee   (November   1999-November   2001)  of  MML   Series
                             Investment Fund and MassMutual  Institutional Funds (open-end investment  companies);  a  director  (September  1999-August
                             2000)  of  C.M.  Life  Insurance  Company;  President,  Chief
                             Executive Officer and director  (September  1999-August 2000)
                             of MML Bay State Life  Insurance  Company;  a director  (June
                             1989-June 1998) of Emerald Isle Bancorp and Hibernia  Savings
                             Bank (a  wholly-owned  subsidiary  of Emerald Isle  Bancorp).
                             Oversees 69 portfolios in the OppenheimerFunds complex.
---------------------------- -------------------------------------------------------------- ----------- ----------------

Officers of the Fund

------------------------------------------------- ---------------------------------------------------------------------
Name, Address,5 Age, Position(s) Held with Fund   Principal Occupation(s) During Past 5 Years
and Length of Time Served6
------------------------------------------------- ---------------------------------------------------------------------
------------------------------------------------- ---------------------------------------------------------------------
Charles Albers, Vice President and Portfolio      Senior Vice President (since April 1998) of the Manager; a
Manager since April 1999                          Certified Financial Analyst; an officer of six portfolios in the
Age: 61                                           OppenheimerFunds complex; formerly a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (1972 - April
                                                  1998).
------------------------------------------------- ---------------------------------------------------------------------
------------------------------------------------- ---------------------------------------------------------------------
Mark Zavanelli, Vice President and Portfolio      Vice President (since November 2000) of the Manager; a Chartered
Manager since May 1999                            Financial Analyst; an officer of two portfolios in the
Age: 31                                           OppenheimerFunds complex. Prior to joining the manager in May 1998 he was a President of Waterside Capital Management, a registered investment advisor (August 1995 - April 1998) and a financial research analyst for Elder Research (June 1997 - April 1998).
------------------------------------------------- ---------------------------------------------------------------------
------------------------------------------------- ---------------------------------------------------------------------
Brian W. Wixted, Treasurer, Principal Financial   Senior Vice President and Treasurer (since March 1999) of the
and Accounting Officer since April 1999           Manager; Treasurer (since March 1999) of HarbourView Asset
Age: 42                                           Management Corporation, Shareholder Services, Inc., Oppenheimer
                                                  Real Asset Management Corporation, Shareholder Financial Services,
                                                  Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                                                  Investments, Inc. (since March 2000), OppenheimerFunds
                                                  International Ltd. and Oppenheimer Millennium Funds plc (since May
                                                  2000) and OFI Institutional Asset Management, Inc. (since November
                                                  2000); Treasurer and Chief Financial Officer (since May 2000) of
                                                  Oppenheimer Trust Company (a trust company subsidiary of the
                                                  Manager); Assistant Treasurer (since March 1999) of Oppenheimer
                                                  Acquisition Corp. and OppenheimerFunds Legacy Program (since April
                                                  2000); formerly Principal and Chief Operating Officer (March
                                                  1995-March 1999), Bankers Trust Company-Mutual Fund Services
                                                  Division. An officer of 85 portfolios in the OppenheimerFunds complex.
------------------------------------------------- ---------------------------------------------------------------------
------------------------------------------------- ---------------------------------------------------------------------
Philip Vottiero, Assistant Treasurer since        Vice President/Fund Accounting of the Manager (since March 2002;
August 2002                                       formerly Vice President/Corporate Accounting of the Manager (July
Age: 39                                           1999-March 2002) prior to which he was Chief Financial Officer at
                                                  Sovlink Corporation (April 1996-June 1999). An officer of 72 portfolios in the OppenheimerFunds complex.
------------------------------------------------- ---------------------------------------------------------------------
------------------------------------------------- ---------------------------------------------------------------------
Robert G. Zack, Vice President and Secretary      Senior Vice President (since May 1985) and General Counsel (since
since November 2001                               February 2002) of the Manager; General Counsel and a director
Age: 54                                           (since November 2001) of OppenheimerFunds Distributor, Inc.; Senior
                                                  Vice President and General Counsel (since November 2001) of
                                                  HarbourView Asset Management Corporation; Vice President and a
                                                  director (since November 2000) of Oppenheimer Partnership Holdings,
                                                  Inc.; Senior Vice President, General Counsel and a director (since
                                                  November 2001) of Shareholder Services, Inc., Shareholder Financial
                                                  Services, Inc., OFI Private Investments, Inc., Oppenheimer Trust
                                                  Company and OFI Institutional Asset Management, Inc.; General
                                                  Counsel (since November 2001) of Centennial Asset Management
                                                  Corporation; a director (since November 2001) of Oppenheimer Real
                                                  Asset Management, Inc.; Assistant Secretary and a director (since
                                                  November 2001) of OppenheimerFunds International Ltd.; Vice
                                                  President (since November 2001) of OppenheimerFunds Legacy Program;
                                                  Secretary (since November 2001) of Oppenheimer Acquisition Corp.;
                                                  formerly Acting General Counsel (November 2001-February 2002) and
                                                  Associate General Counsel (May 1981-October 2001) of the Manager;
                                                  Assistant Secretary of Shareholder Services, Inc. (May
                                                  1985-November 2001), Shareholder Financial Services, Inc. (November
                                                  1989-November 2001); OppenheimerFunds International Ltd. And
                                                  Oppenheimer Millennium Funds plc (October 1997-November 2001). An
                                                  officer of 89 portfolios in the OppenheimerFunds complex.
------------------------------------------------- ---------------------------------------------------------------------
------------------------------------------------- ---------------------------------------------------------------------
Philip T. Masterson, Assistant Secretary          Vice President and Assistant Counsel of the Manager (since July
since August 2002                                 1998); formerly, an associate with Davis, Graham, & Stubbs LLP
Age: 38                                           (January 1997-June 1998). An officer of 72 portfolios in the
                                                  OppenheimerFunds complex.
------------------------------------------------- ---------------------------------------------------------------------
------------------------------------------------- ---------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary since       Vice President and Senior Counsel of the Manager (since July 1999);
November 2001                                     an officer of other Oppenheimer funds; formerly a Vice President
Age: 44                                           and Associate Counsel of the Manager (September 1995 - July 1999).
                                                  An officer of 82 portfolios in the OppenheimerFunds complex.
------------------------------------------------- ---------------------------------------------------------------------
------------------------------------------------- ---------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary since      Vice President and Senior Counsel of the Manager (since July 1999);
November 2001                                     an officer of other Oppenheimer funds; formerly a Vice President
Age: 44                                           and Associate Counsel of the Manager (June 1990 - July 1999). An
                                                  officer of 85 portfolios in the OppenheimerFunds complex.
------------------------------------------------- ---------------------------------------------------------------------
------------------------------------------------- ---------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary since       Vice President and Assistant Counsel of the Manager (since June
November 2001                                     1998); an officer of other Oppenheimer funds; formerly an Assistant
Age: 36                                           Vice President and Assistant Counsel of the Manager (August 1997 -
                                                  June 1998); and Assistant Counsel of the Manager (August
                                                  1994-August 1997). An officer of 85 portfolios in the
                                                  OppenheimerFunds complex.
------------------------------------------------- ---------------------------------------------------------------------

Remuneration of Trustees.  The officers of the Fund are affiliated with the Manager and receive no salary or fee from the Fund.  The Trustees of the Fund received the compensation shown below.  The compensation from the Fund was paid during its fiscal year ended June 30, 2002.  The compensation from all of the Board II Oppenheimer funds includes the compensation from the Fund and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year ended December 31, 2001.  Mr.
Swain was affiliated with the Manager until January 2, 2002.

---------------------------------------- -------------------------------------- --------------------------------------
Trustee Name and Other Fund                     Aggregate Compensation               Total Compensation From All
Position(s) (as applicable)                           from Fund1                     Oppenheimer Funds For Which
                                                                                Individual Serves As Trustee/Director
                                                                                             (41 Funds)2
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
William L. Armstrong                                     $952                                  $78,865
Audit Committee Member
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Robert G. Avis                                           $959                                  $79,452
Review Committee Member
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
George Bowen                                             $916                                  $75,936
Audit Committee Member
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Edward L. Cameron                                        $915                                  $75,794
Audit Committee Chairman
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Jon S. Fossel                                           $1,016                                 $84,177
Review Committee Chairman
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Sam Freedman                                            $1,007                                 $83,402
Review Committee Member
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
C. Howard Kast3                                         $1,055                                 $87,452
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Robert M. Kirchner3                                      $959                                  $79,452
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Beverly Hamilton4                                        $102                                   None
Review Committee Member
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Robert Malone4                                           $102                                   None
Audit Committee Member
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
F. William Marshall, Jr.                                 $844                                  $69,922
Review Committee Member
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
James C. Swain5                                         $1,074                                  None
---------------------------------------- -------------------------------------- --------------------------------------
Effective July 1, 2000, William A. Baker and Ned M. Steel resigned as Trustees of the Fund and subsequently became Trustees Emeritus of the Fund.  For the fiscal year ended June 30, 2002, Messrs. Baker and Steel each received $724 aggregate compensation from the Fund and for the calendar year ended December 31, 2001, they each received $60,000 total compensation from all Oppenheimer funds. Effective July 1, 2002, Messrs. Kast and Kirchner resigned as Trustees of the Fund.  For the fiscal year ended June 30, 2002, Messrs. Kast and Kirchner received
$1,055 and $959, respectively, in aggregate compensation from the Fund and for the calendar year ended December
31, 2001, they received $87,452 and $79,452, respectively, in total compensation from all the Oppenheimer funds.
1.       For the Fund's fiscal year ended June 30, 2002.  Aggregate compensation includes fees and deferred compensation, if any, accrued for a Trustee.  Aggregate compensation for Robert Malone includes $102 which was deferred under the Deferred Compensation Plan, described below.
2.   For the 2001 calendar year.
3.   Effective July 1, 2002, Messrs. Kast and Kirchner resigned from the Board II funds.
4.   Ms. Hamilton and Mr. Malone were elected to the Fund effective June 1, 2002.  They did not receive compensation from any of the Oppenheimer funds during the calendar year 2001.
5.   Mr. Swain became an Independent Trustee of the Fund effective January 1, 2002.

         |_| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation
Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

         Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange
Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |_| Major Shareholders. As of August 2, 2002 the only persons who owned of record or were known by the
Fund to owned of record 5% or more of any class of the Fund's outstanding shares were the following:

         MLPF & S for the Sole  Benefit of its  Customers,  Attn:  Fund  Admin.,  4800 Deer Lake Drive E., Floor 3,
         Jacksonville,  Florida  32246-6484,  which owned  702,732.070  Class C shares (5.48% of the Class C shares then outstanding).

         Persumma  Financial  Services,   MassMutual  Financial  Group,  1295  State  St.  #N328  Springfield,   MA
         01111-0001 which owned 112,795.017 Class Y shares (99.91% of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company.

              |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund  and other funds advised by the Manager. The
Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and
Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can
obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's
EDGAR database at the SEC's Internet website at WWW.SEC.GOV.  Copies may be obtained, after paying a duplicating
                                                -----------
fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV., or by writing to the SEC's
                                                            -------------------
Public Reference Section, Washington, D.C. 20549-0102.

         |_| The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the
Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

               --------------------------------------- -------------------------------------------
                                                       Management Fees Paid to OppenheimerFunds,
                         Fiscal Year Ended:                               Inc.
               --------------------------------------- -------------------------------------------
               --------------------------------------- -------------------------------------------
                             06/30/001                                $ 1,011,905
               --------------------------------------- -------------------------------------------
               --------------------------------------- -------------------------------------------
                              06/30/01                                $ 2,888,009
               --------------------------------------- -------------------------------------------
               --------------------------------------- -------------------------------------------
                              06/30/02                                $ 5,200,091
               --------------------------------------- -------------------------------------------
                 1. For the period from August 2, 1999 (commencement of operations) through June 30, 2000.

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of
Fund assets made with due care and in good faith.

         The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

              |X| Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o        The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the
Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the
Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers.
In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the
Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S.
markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or

execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the
Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

         ------------------------------------ ---------------------------------------------------------------
               Fiscal Year Ended 6/30:                Total Brokerage Commissions Paid by the Fund1
         ------------------------------------ ---------------------------------------------------------------
         ------------------------------------ ---------------------------------------------------------------
                        20002                                           $ 604,241
         ------------------------------------ ---------------------------------------------------------------
         ------------------------------------ ---------------------------------------------------------------
                        2001                                           $ 1,699,744
         ------------------------------------ ---------------------------------------------------------------
         ------------------------------------ ---------------------------------------------------------------
                        2002                                            $ 3,989,1283
         ------------------------------------ ---------------------------------------------------------------
         1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
         2. For the period from August 2, 1999 (commencement of operations) through June 30, 2000.
2.       During the fiscal year ended June 30, 2002,  the amount of  transactions  directed to brokers for research services was $39,342,141 and the amount of the commissions paid to  broker-dealers  for those services was $87,734.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The
Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

              The sales charges and concessions  paid to, or retained by, the  Distributor  from the sale of shares during the Fund's most recent three  fiscal  years,  and the  contingent  deferred  sales  charges  retained by the
Distributor on the redemption of shares for the most recent three fiscal years are shown in the tables below.

---------------------------------------- ------------------------------------- -------------------------------------

                                                      Aggregate                         Class A Front-End
                                                      Front-End                           Sales Charges
              Fiscal Year                          Sales Charges on                        Retained by
              Ended 6/30:                           Class A Shares                         Distributor
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
2000                                                  $1,326,477                             $409,675
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
2001                                                  $1,418,890                             $448,413
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
2002                                                  $2,542,543                            $766,8031
---------------------------------------- ------------------------------------- -------------------------------------
1.       Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                         Concessions on         Concessions on         Concessions on         Concessions on
                         Class A Shares         Class B Shares         Class C Shares         Class N Shares
Fiscal Year              Advanced by            Advanced by            Advanced by            Advanced by
Ended 6/30:              Distributor1           Distributor1           Distributor1           Distributor1, 2
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
2000                           $107,654              $2,005,132              $ 218,672                 N/A
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
2001                           $131,792              $2,069,956              $ 370,022               $ 7,299
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
2002                           $139,054              $3,604,949              $853,810               $113,464
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
1.       The  Distributor  advances  concession  payments to dealers  for  certain  sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
2.       The inception date for Class N shares was March 1, 2001.

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                         Class A Contingent     Class B Contingent     Class C Contingent     Class N Contingent
                         Deferred Sales         Deferred Sales         Deferred Sales         Deferred Sales
                         Charges Retained by    Charges Retained by    Charges Retained by    Charges Retained by
                         Distributor            Distributor            Distributor            Distributor1
Fiscal Year
Ended 6/30:
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
2000                              $0                   $65,916                $9,376                   N/A
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
2001                             $840                 $170,769                $16,372                 None
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
2002                            $10,837               $352,183                $19,073                  $42
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
1.       The inception date for Class N shares was March 1, 2001.

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the
Board of Trustees, including a majority of the Independent Trustees7, cast in person at a meeting called for the purpose of voting on that plan.

         Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The
Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the
Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

         |_| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold
Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed
0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.  With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased.  After the first year shares are outstanding, the Distributor makes service fee payments to
Recipients quarterly on those shares.  The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.
                                       -

         For the fiscal year ended June 30, 2002 payments made under the Class A Plan totaled  $965,020, all of which was paid by the Distributor to recipients. That included $64,556 paid to an affiliate of the Distributors parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A
Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |_| Class B, Class C and Class N Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% per year on Class B and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The Class B, Class C and the Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees ( and the Distributor does retain the service fees when it renders the required personal services) or to pay recipients the service fee on a quarterly basis, without payment in advance.
However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advanced service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. In cases where the Distributor is the broker of record for Class B, Class C, and Class N shares, i.e.
shareholder without the services of a broker directly invests in the Fund, the Distributor will retain the asset-based sales charge and service fee for Class B, Class C, and Class N shares.

         The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. The
Distributor retains the asset-based sales charge on Class B and Class N shares.  If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:

o        pay a sales concession to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and
o        bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the
Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

         The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

-------------------------------------------------------------------------------------------------------------------
                    Distribution Fees Paid to the Distributor in the Fiscal Year Ended 6/30/02
-------------------------------------------------------------------------------------------------------------------
                                                                       Distributor's            Distributor's
                                                                         Aggregate              Unreimbursed
                                Total               Amount              Unreimbursed            Expenses as %
                               Payments           Retained by             Expenses              of Net Assets
Class                         Under Plan          Distributor            Under Plan               of Class
------------------------- ------------------- -------------------- ----------------------- ------------------------
------------------------- ------------------- -------------------- ----------------------- ------------------------
Class B Plan                $2,186,403          $1,811,5501             $6,409,930                  2.25%
------------------------- ------------------- -------------------- ----------------------- ------------------------
------------------------- ------------------- -------------------- ----------------------- ------------------------
Class C Plan                $1,271,286          $   570,3562            $2,099,324                  1.13%
------------------------- ------------------- -------------------- ----------------------- ------------------------
------------------------- ------------------- -------------------- ----------------------- ------------------------
Class N Plan                $     29,436        $     29,3503           $   259,863                 1.79%
------------------------- ------------------- -------------------- ----------------------- ------------------------
1    Includes $26,474 paid to an affiliate of the Distributor's parent company.
2    Includes $13,989 paid to an affiliate of the Distributor's parent company.
3    Includes $41 paid to an affiliate of the Distributor's parent company.
         All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the
Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. You can obtain current performance information by calling the Fund's Transfer
Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the
Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the
1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

         |_|   Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
         |_|   An investment in the Fund is not insured by the FDIC or any other government agency.
|_|      The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
|_|      The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
|_|      When an investor's shares are redeemed, they may be worth more or less than their original cost.
|_|      Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the one year period, and total returns for the periods prior to 3.1.01 (the inception date for Class N shares) is based on the
Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees.  There is no sales charge on Class Y shares.

                  |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                                                 [OBJECT OMITTED]

                  |_| Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the
Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD      1/n    - 1=  Average Annual Total Return (After Taxes on Distributions)
----
  P

                  |_| Average Annual Total Return (After Taxes on Distributions and Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of

$1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value
("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR     1/n     - 1=  Average Annual Total Return (After Taxes on Distributions and Redemption)
-----
  P

                  |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

                                                 [OBJECT OMITTED]

                  |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class
C or Class N shares. There is no sales charge on Class Y shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares
(without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

  ------------------------------------------------------------------------------------------------------------------
                               The Fund's Total Returns for the Periods Ended 6/30/02
  ------------------------------------------------------------------------------------------------------------------
  ------------- --------------------------------- ------------------------------------------------------------------
                    Cumulative Total Returns                        Average Annual Total Returns
  Class     of    (10 years or Life of Class)
  Shares
  ------------- --------------------------------- ------------------------------------------------------------------
  ------------- --------------------------------- -------------------------------- ---------------------------------

                                                              1-Year                        5-Year or Life
  ------------- --------------------------------- -------------------------------- ---------------------------------
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
                     After        Without Sales    After Sales     Without Sales     After Sales     Without Sales
                     Sales           Charge           Charge          Charge           Charge           Charge
                    Charge
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
  Class A           51.22%1         60.45%1           -5.08%1        0.71%1            15.27%1         17.63%1
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
  Class B           54.04%1         57.04%1           -5.02%1       -0.02%1            16.00%1         16.77%1
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
  Class C           57.03%1         57.03%1           -1.09%1       -0.09%1            16.77%1         16.77%1
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
  Class N           10.29%2         11.29%2          -0.62%2         0.38%2            7.64%2           8.37%2
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
  Class Y             N/A           61.99%1            N/A           1.11%1              N/A           18.02%1
  ------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
   1. Inception of Class A, Class B, Class C and Class Y shares: 8/02/99.
   2. Inception of Class N shares: 3/01/01.

  ------------------------------------------------------------------------------------------------------------------
                        Average Annual Total Return for Class A Shares1 (After Sales Charge)
                                            for the Periods Ended 6/30/02
  ------------------------------------------------------------------------------------------------------------------
  -------------------------------------- ------------------------------------- -------------------------------------

                                                        1-Year                       5-Year or Life of Class
  -------------------------------------- ------------------------------------- -------------------------------------
  -------------------------------------- ------------------------------------- -------------------------------------
  After Taxes on Distributions                          -5.10%                                14.38%
  -------------------------------------- ------------------------------------- -------------------------------------
  -------------------------------------- ------------------------------------- -------------------------------------
  After Taxes on Distributions and                      -3.09%                                12.05%
  Redemption of Fund Shares
  -------------------------------------- ------------------------------------- -------------------------------------
   1. Inception of Class A shares: 8/02/99.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The
Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

              |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.  Lipper is a widely-recognized independent mutual fund monitoring service.
Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The performance of the Fund is ranked by Lipper against all other growth funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

              |_| Morningstar Ratings and Rankings.  From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual funds monitoring service.
Morningstar ranks mutual funds in their specialized market sector.  The Fund is ranked among the small cap blend category.

         Morningstar proprietary star rankings reflect historical risk-adjusted total investment return.  For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar
Rating metrics.

         The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

              |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the
Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and
Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on
Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix
C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least $25. Effective
November 1, 2002, for any new Asset Builder Plan, each purchase through AccountLink must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan can be established on a new account. Accounts established prior to November 1, 2001, will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New
York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days.  If
Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

         |X|  Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o        Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o        Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class
                  A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                          Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                    Oppenheimer Rochester National Municipals
Oppenheimer Emerging Growth Fund                              Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund                       Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer U.S. Government Trust
Oppenheimer Intermediate Municipal Fund                       Oppenheimer Value Fund
Oppenheimer International Bond Fund                           Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund                         Rochester Fund Municipals
Oppenheimer International Small Company Fund                  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited-Term Government Fund                      OSM1 - Jennison Growth Fund
Oppenheimer Main Street Growth & Income Fund                  OSM1 - Mercury Advisors S&P 500 Index Fund
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Small Cap Fund                        OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                                       OSM1 - Salomon Brothers All Cap Fund
Oppenheimer Multiple Strategies Fund
And the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of
Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the
Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.  You can include purchases made up to 90 days before the date of the Letter.  Letters of Intent do not consider Class C or
Class N shares you purchase or may have purchased.

         A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period
(the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds)
that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow.  Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.
If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other
Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted.  It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

         1.   Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent.  For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.   If the total minimum investment specified under the Letter is completed within the thirteen-month
Letter of Intent period, the escrowed shares will be promptly released to the investor.
         3.   If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the
Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the
Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.
That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter.  If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4.   By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.       The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other
                  Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6.   Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans.  To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum in $25) for the initial purchase with your application. Currently, the minimum investment is $25 to establish an Asset Builder Plan, and will remain at $25 for those accounts established prior to November 1, 2002. However, as described above under "AccountLink," for Asset Builder Plans established on or after November 1, 2002, the minimum investment for new Asset Builder Plans will increase to $50, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan can be established.
                     ---
Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically.  Normally the debit will be made two business days prior to the investment dates you selected on your application.  Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor.  Complete the application and return it.  You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.  The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information.
Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets
(other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.  OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan.  While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the
Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do
so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different shareholder privileges and features.  The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund.  A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

         The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

|X|      Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares at net asset value by a retirement plan made with the redemption proceeds of Class N shares of one or more
Oppenheimer funds held by the plan for more than 18 months.

         |X|  Class B Conversion. Under current interpretations of applicable federal income tax law by the
Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X|  Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o        to all rollover IRAs (including SEP IRAs and SIMPLE IRAs,
o        to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase
     Pension Plans,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the
     recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the
     Oppenheimer funds is $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

         The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

         |X|  Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the
Fund's assets and are  not paid directly by shareholders.  However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.  General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.  Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include distribution and service plan (12b-1)
fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, effective September 27, 2002, a $12 annual fee will be charge on any account valued at less than $500.  This fee will not be charged for:
o        Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o        Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o        OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o        Certain accounts held by broker-dealers through the National Securities Clearing Corporation; and
o        Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

         The first annual fee will be charged on or about September 27, 2002, and annually thereafter on or about the second to last business day of September.  This annual fee will be waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at
WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862 for instructions.
------------------------

Determination of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange ("the Exchange") on each day that the
Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this Statement of Additional Information mean "Eastern time."
The Exchange's most recent annual announcement (which is subject to change) states that it will close on New
Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.  It may also close on other days.

         Dealers other than Exchange members may conduct trading in certain securities on days on which the
Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the
Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.  Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The
New York Stock Exchange.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

         |X|  Securities Valuation.  The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o        Equity securities traded on a U.S. securities exchange or on Nasdaq(R)are valued as follows:
(1)      if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)      if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
                      "asked" prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.
o        Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)      at the last sale price available to the pricing service approved by the Board of Trustees, or
(2)      at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date,
                      or
(3)      at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o        Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o        The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o        The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)      money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o        Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on
Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on
Nasdaq on the valuation date.  If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's
Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the
Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o        Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order.  The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the
Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from the redemption.  However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix.  The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs,
Simple IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares"
in the Prospectus or on the back cover of this Statement of Additional Information.  The request must:
(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the
Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent)
must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.
Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal
Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.  The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00
P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.  Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy
Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.  Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.  These provisions may be amended from time to time by the
Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

         |X|  Automatic Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Effective November 1, 2002 minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds
Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this
Statement of Additional Information.

|X|      Automatic Withdrawal Plans.  Fund shares will be redeemed as necessary to meet withdrawal payments.
Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer
Agent.  Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.  Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.
         The amount and the interval of disbursement payments and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer
Agent.  The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

         The Planholder may terminate a Plan at any time by writing to the Transfer Agent.  The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form.  Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o        All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

         The following funds only offer Class A shares:
         Centennial America Fund, L.P.                             Centennial Tax Exempt Trust
         Centennial California Tax Exempt Trust                    Oppenheimer Concentrated Growth Fund
         Centennial Government Trust                               Oppenheimer Money Market Fund, Inc.
         Centennial Money Market Trust                             Oppenheimer Real Estate Fund
         Centennial New York Tax Exempt Trust                      Oppenheimer Special Value Fund

         The following funds do not offer Class N shares:
         Oppenheimer California Municipal Fund                     Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer Intermediate Municipal Fund                   Oppenheimer Rochester National Municipals
         Oppenheimer Municipal Bond Fund                           Rochester Fund Municipals
         Oppenheimer New Jersey Municipal Fund                     Oppenheimer Senior Floating Rate Fund
         Oppenheimer New York Municipal Fund                       Limited Term New York Municipal Fund

         The following funds do not offer Class Y shares:
         Oppenheimer California Municipal Fund                     Oppenheimer Intermediate Municipal Fund
         Oppenheimer Capital Income Fund                           Oppenheimer New Jersey Municipal Fund
         Oppenheimer Cash Reserves                                 Oppenheimer New York Municipal Fund
         Oppenheimer Champion Income Fund                          Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer Convertible Securities Fund                   Oppenheimer Rochester National Municipals
         Oppenheimer Disciplined Allocation Fund                   Oppenheimer Senior Floating Rate Fund
         Oppenheimer Gold & Special Minerals Fund                  Oppenheimer Small Cap Value Fund
         Oppenheimer International Small Company Fund              Limited Term New York Municipal Fund

o        Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored
         401(k) plans.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
         Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves
         acquired by exchange of Class M shares.
o        Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other
         Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money
         Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only
         participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
         Capital Preservation Fund.
o        Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of
         Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o        Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM
         Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.
         They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o        Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other
         Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X|  How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o        When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund
Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        When Class A shares of Rochester National Municipals and Rochester Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer
Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early
Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o        When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class
A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o        When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in
"How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C shares contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X|  Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.  The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |X|  Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the
Transfer Agent receives an exchange request in proper form (the "Redemption Date").  Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.  The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage
it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.  When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so.  However, special redemption and exchange features such as Automatic Exchange
Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the
Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment Privilege,"
above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.  The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market
Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer
Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.  The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the
Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the
Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund's income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35%
corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions  by the Fund will be  treated in the  manner  described  above  regardless  of  whether  the distributions  are paid in cash or reinvested in additional  shares of the Fund (or of another fund).  Shareholders receiving a  distribution  in the form of  additional  shares will be treated as  receiving  a  distribution  in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that
                                            -------
number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

              Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares,
                                                                                             -
the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within
30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income")
to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S.
                                                        ---
trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

         If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person.
All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above.
Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer
Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian.  The Bank of New York is the custodian of the Fund's assets.  The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.  They also act as auditors for the Manager and for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
OPPENHEIMER MAIN STREET SMALL CAP FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Small Cap Fund, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Small Cap Fund as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
July 22, 2002

                   11  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  June 30, 2002

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
================================================================================
 COMMON STOCKS--95.8%
-------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--25.0%
-------------------------------------------------------------------------------
 AUTO COMPONENTS--1.9%
 Aftermarket Technology Corp.(1)                          84,800    $ 1,628,160
-------------------------------------------------------------------------------
 American Axle & Manufacturing Holdings, Inc.(1)          80,600      2,397,044
-------------------------------------------------------------------------------
 ArvinMeritor, Inc.                                       82,200      1,972,800
-------------------------------------------------------------------------------
 Autoliv, Inc.                                            29,400        740,880
-------------------------------------------------------------------------------
 Bandag, Inc.                                              3,300         93,456
-------------------------------------------------------------------------------
 Borg-Warner Automotive, Inc.(1)                          34,700      2,004,272
-------------------------------------------------------------------------------
 Cooper Tire & Rubber Co.                                 63,000      1,294,650
-------------------------------------------------------------------------------
 Dana Corp.                                               53,800        996,914
-------------------------------------------------------------------------------
 Donnelly Corp.                                            2,000         53,980
-------------------------------------------------------------------------------
 Dura Automotive Systems, Inc.(1)                         67,200      1,394,400
-------------------------------------------------------------------------------
 Keystone Automotive Industries, Inc.(1)                  45,400        873,905
-------------------------------------------------------------------------------
 Lear Corp.(1)                                            27,300      1,262,625
-------------------------------------------------------------------------------
 Strattec Security Corp.(1)                               16,800        929,376
-------------------------------------------------------------------------------
 Superior Industries International, Inc.                  11,800        545,750
-------------------------------------------------------------------------------
 Tenneco Automotive, Inc.(1)                              29,800        196,680
-------------------------------------------------------------------------------
 Tower Automotive, Inc.(1)                               174,400      2,432,880
                                                                    -----------
                                                                     18,817,772

-------------------------------------------------------------------------------
 AUTOMOBILES--0.4%
 Coachmen Industries, Inc.                                19,600        284,200
-------------------------------------------------------------------------------
 Monaco Coach Corp.(1)                                    56,100      1,194,930
-------------------------------------------------------------------------------
 Thor Industries, Inc.                                    17,600      1,254,176
-------------------------------------------------------------------------------
 Winnebago Industries, Inc.                               40,200      1,768,800
                                                                    -----------
                                                                      4,502,106

-------------------------------------------------------------------------------
 DISTRIBUTORS--0.3%
 Advanced Marketing Services, Inc.                        61,000      1,116,300
-------------------------------------------------------------------------------
 Cantel Medical Corp.(1)                                  25,050        460,920
-------------------------------------------------------------------------------
 MSC Industrial Direct Co., Inc., Cl. A(1)                54,800      1,068,600
-------------------------------------------------------------------------------
 Pomeroy Computer Resources, Inc.(1)                         800         11,664
                                                                    -----------
                                                                      2,657,484

-------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--4.3%
 AFC Enterprises, Inc.(1)                                 38,900      1,215,625
-------------------------------------------------------------------------------
 Alliance Gaming Corp.(1)                                 79,900        997,152
-------------------------------------------------------------------------------
 Ameristar Casinos, Inc.(1)                               47,600      1,383,256
-------------------------------------------------------------------------------
 Applebee's International, Inc.                           83,250      1,910,587
-------------------------------------------------------------------------------
 Argosy Gaming Co.(1)                                     23,100        656,040
-------------------------------------------------------------------------------
 Aztar Corp.(1)                                          101,200      2,104,960
-------------------------------------------------------------------------------
 Benihana, Inc.(1)                                           500          9,250

                   12  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE Continued
 Bob Evans Farms, Inc.                                    65,200    $ 2,052,496
-------------------------------------------------------------------------------
 Boyd Gaming Corp.(1)                                    134,500      1,936,800
-------------------------------------------------------------------------------
 California Pizza Kitchen, Inc.(1)                        11,800        292,640
-------------------------------------------------------------------------------
 CBRL Group, Inc.                                         10,300        314,356
-------------------------------------------------------------------------------
 Chicago Pizza & Brewery, Inc.(1)                         24,400        243,512
-------------------------------------------------------------------------------
 Choice Hotels International, Inc.(1)                     89,100      1,782,891
-------------------------------------------------------------------------------
 CKE Restaurants, Inc.(1)                                 72,700        827,326
-------------------------------------------------------------------------------
 Dave & Buster's, Inc.(1)                                  9,700        117,758
-------------------------------------------------------------------------------
 GTech Holdings Corp.(1)                                  74,200      1,895,068
-------------------------------------------------------------------------------
 Hollywood Casino Corp., Cl. A(1)                         74,200        801,360
-------------------------------------------------------------------------------
 IHOP Corp.(1)                                            37,700      1,110,265
-------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc.(1)                           82,200      1,664,550
-------------------------------------------------------------------------------
 Landry's Restaurants, Inc.                               78,400      1,999,984
-------------------------------------------------------------------------------
 Lone Star Steakhouse & Saloon, Inc.                     110,600      2,609,054
-------------------------------------------------------------------------------
 Mandalay Resort Group(1)                                 61,600      1,698,312
-------------------------------------------------------------------------------
 Marcus Corp. (The)                                       38,700        644,355
-------------------------------------------------------------------------------
 O'Charley's, Inc.(1)                                     11,800        298,540
-------------------------------------------------------------------------------
 P.F. Chang's China Bistro, Inc.(1)                       54,400      1,709,248
-------------------------------------------------------------------------------
 Panera Bread Co., Cl. A(1)                               13,200        455,004
-------------------------------------------------------------------------------
 Papa John's International, Inc.(1)                       57,400      1,916,586
-------------------------------------------------------------------------------
 Penn National Gaming, Inc.(1)                            59,800      1,085,370
-------------------------------------------------------------------------------
 Pinnacle Entertainment, Inc.(1)                           3,100         32,953
-------------------------------------------------------------------------------
 Rare Hospitality International, Inc.(1)                  68,500      1,844,020
-------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                       67,200      1,303,680
-------------------------------------------------------------------------------
 Ryan's Family Steak Houses, Inc.(1)                     136,350      1,801,183
-------------------------------------------------------------------------------
 Shuffle Master, Inc.(1)                                   2,750         50,518
-------------------------------------------------------------------------------
 Sonic Corp.                                              52,900      1,661,589
-------------------------------------------------------------------------------
 Station Casinos, Inc.(1)                                 39,100        697,935
-------------------------------------------------------------------------------
 Steak n Shake Co. (The)(1)                              102,600      1,605,690
                                                                    -----------
                                                                     42,729,913

-------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--2.8%
 American Greetings Corp., Cl. A                         158,700      2,643,942
-------------------------------------------------------------------------------
 Applica, Inc.(1)                                         40,800        505,920
-------------------------------------------------------------------------------
 Beazer Homes USA, Inc.(1)                                17,431      1,394,480
-------------------------------------------------------------------------------
 Blyth, Inc.                                              40,000      1,248,800
-------------------------------------------------------------------------------
 Chromcraft Revington, Inc.(1)                               500          6,825
-------------------------------------------------------------------------------
 Clayton Homes, Inc.                                      31,700        500,860
-------------------------------------------------------------------------------
 Department 56, Inc.(1)                                   65,400      1,064,712
-------------------------------------------------------------------------------
 Dominion Homes, Inc.(1)                                  20,800        420,784
-------------------------------------------------------------------------------
 Harman International Industries, Inc.                    39,100      1,925,675

                   13  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 HOUSEHOLD DURABLES Continued
 Helen of Troy Ltd.(1)                                   123,900    $ 1,442,196
-------------------------------------------------------------------------------
 Hovnanian Enterprises, Inc., Cl. A(1)                    54,700      1,962,636
-------------------------------------------------------------------------------
 KB Home                                                  19,700      1,014,747
-------------------------------------------------------------------------------
 La-Z-Boy, Inc.                                           31,200        786,864
-------------------------------------------------------------------------------
 Lancaster Colony Corp.                                   17,300        616,918
-------------------------------------------------------------------------------
 Libbey, Inc.                                             24,400        832,040
-------------------------------------------------------------------------------
 M.D.C. Holdings, Inc.                                    28,380      1,475,760
-------------------------------------------------------------------------------
 M/I Schottenstein Homes, Inc.                            20,800        783,744
-------------------------------------------------------------------------------
 Maytag Corp.                                             20,800        887,120
-------------------------------------------------------------------------------
 Meritage Corp.(1)                                        48,400      2,209,460
-------------------------------------------------------------------------------
 Movado Group, Inc.                                       16,500        414,975
-------------------------------------------------------------------------------
 Ryland Group, Inc. (The)                                 42,800      2,129,300
-------------------------------------------------------------------------------
 Skyline Corp.                                            17,600        580,800
-------------------------------------------------------------------------------
 Standard Pacific Corp.                                   25,700        901,556
-------------------------------------------------------------------------------
 Stanley Furniture Co., Inc.(1)                              600         16,050
-------------------------------------------------------------------------------
 Toll Brothers, Inc.(1)                                    9,700        284,210
-------------------------------------------------------------------------------
 Toro Co. (The)                                           40,000      2,273,600
                                                                    -----------
                                                                     28,323,974

-------------------------------------------------------------------------------
 INTERNET & CATALOG RETAIL--0.5%
 Gaiam, Inc.(1)                                           25,100        367,464
-------------------------------------------------------------------------------
 Insight Enterprises, Inc.(1)                             71,300      1,796,047
-------------------------------------------------------------------------------
 J. Jill Group, Inc.(1)                                   67,600      2,565,420
                                                                    -----------
                                                                      4,728,931

-------------------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--1.6%
 Acclaim Entertainment, Inc.(1)                          165,000        582,450
-------------------------------------------------------------------------------
 Action Performance Cos., Inc.(1)                         59,775      1,888,890
-------------------------------------------------------------------------------
 Arctic Cat, Inc.                                         31,400        546,015
-------------------------------------------------------------------------------
 Big 5 Sporting Goods Corp.(1)                            72,300      1,033,167
-------------------------------------------------------------------------------
 Brunswick Corp.                                          72,600      2,032,800
-------------------------------------------------------------------------------
 MarineMax, Inc.(1)                                       28,600        370,370
-------------------------------------------------------------------------------
 Nautilus Group, Inc. (The)(1)                            59,350      1,816,110
-------------------------------------------------------------------------------
 Polaris Industries, Inc.                                 29,800      1,937,000
-------------------------------------------------------------------------------
 Racing Champions Corp.(1)                                86,300      1,593,961
-------------------------------------------------------------------------------
 Scientific Games Corp., Cl. A(1)                        223,000      1,770,620
-------------------------------------------------------------------------------
 SCP Pool Corp.                                           43,900      1,218,664
-------------------------------------------------------------------------------
 Sturm, Ruger & Co., Inc.                                107,300      1,518,295
                                                                    -----------
                                                                     16,308,342

                   14  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 MEDIA --2.2%
 Advo, Inc.(1)                                             4,900    $   186,543
-------------------------------------------------------------------------------
 AMC Entertainment, Inc.(1)                               71,200      1,011,040
-------------------------------------------------------------------------------
 Belo Corp., Cl. A                                        42,700        965,447
-------------------------------------------------------------------------------
 Cumulus Media, Inc., Cl. A(1)                            32,400        446,472
-------------------------------------------------------------------------------
 Getty Images, Inc.(1)                                    27,300        594,321
-------------------------------------------------------------------------------
 Harte-Hanks, Inc.                                        93,450      1,920,397
-------------------------------------------------------------------------------
 Hearst-Argyle Television, Inc.(1)                        20,400        460,020
-------------------------------------------------------------------------------
 infoUSA, Inc.(1)                                        184,900      1,011,588
-------------------------------------------------------------------------------
 Interactive Data Corp.(1)                                26,000        378,560
-------------------------------------------------------------------------------
 Journal Register Co.(1)                                 102,400      2,058,240
-------------------------------------------------------------------------------
 Lee Enterprises, Inc.                                    31,200      1,092,000
-------------------------------------------------------------------------------
 Lin TV Corp.(1)                                          67,600      1,827,904
-------------------------------------------------------------------------------
 Marvel Enterprises, Inc.(1)                             139,500        764,460
-------------------------------------------------------------------------------
 McClatchy Co., Cl. A                                     30,300      1,946,775
-------------------------------------------------------------------------------
 Meredith Corp.                                           18,300        701,805
-------------------------------------------------------------------------------
 Regal Entertainment Group(1)                             12,400        289,168
-------------------------------------------------------------------------------
 Saga Communications, Inc., Cl. A(1)                      61,750      1,389,375
-------------------------------------------------------------------------------
 Scholastic Corp.(1)                                      17,600        667,040
-------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc., Cl. A(1)                132,200      1,908,836
-------------------------------------------------------------------------------
 Spanish Broadcasting System, Inc., Cl. A                184,500      1,845,000
-------------------------------------------------------------------------------
 Thomas Nelson, Inc.                                      26,800        283,008
                                                                    -----------
                                                                     21,747,999

-------------------------------------------------------------------------------
 MULTILINE RETAIL--1.0%
 Big Lots, Inc.                                          113,800      2,239,584
-------------------------------------------------------------------------------
 Dillard's, Inc., Cl. A                                   56,600      1,488,014
-------------------------------------------------------------------------------
 Fred's, Inc.                                             49,500      1,820,610
-------------------------------------------------------------------------------
 Saks, Inc.(1)                                            98,100      1,259,604
-------------------------------------------------------------------------------
 Shopko Stores, Inc.(1)                                   58,300      1,177,660
-------------------------------------------------------------------------------
 Stage Stores, Inc.(1)                                    35,200      1,222,848
-------------------------------------------------------------------------------
 Stein Mart, Inc.(1)                                      42,800        508,036
                                                                    -----------
                                                                      9,716,356

-------------------------------------------------------------------------------
 SPECIALTY RETAIL--8.3%
 A.C. Moore Arts & Crafts, Inc.(1)                        29,400      1,392,090
-------------------------------------------------------------------------------
 Aaron Rents, Inc.                                        41,100        984,345
-------------------------------------------------------------------------------
 AnnTaylor Stores Corp.(1)                                30,550        775,664
-------------------------------------------------------------------------------
 Asbury Automotive Group, Inc.(1)                         56,300        765,680
-------------------------------------------------------------------------------
 Borders Group, Inc.(1)                                   50,000        920,000
-------------------------------------------------------------------------------
 Buckle, Inc. (The)(1)                                     6,100        150,365
-------------------------------------------------------------------------------
 Building Materials Holding Corp.(1)                      76,000      1,092,120
-------------------------------------------------------------------------------
 Burlington Coat Factory Warehouse Corp.                  38,100        809,625

                   15  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 SPECIALTY RETAIL Continued
 Cato Corp., Cl. A                                        61,900    $ 1,380,370
-------------------------------------------------------------------------------
 Central Garden & Pet Co.(1)                              94,500      1,656,585
-------------------------------------------------------------------------------
 Charming Shoppes, Inc.(1)                                86,100        743,904
-------------------------------------------------------------------------------
 Chico's FAS, Inc.(1)                                     41,000      1,489,120
-------------------------------------------------------------------------------
 Christopher & Banks Corp.(1)                             28,200      1,192,860
-------------------------------------------------------------------------------
 Circuit City Stores, Inc./CarMax Group(1)                24,300        526,095
-------------------------------------------------------------------------------
 Claire's Stores, Inc.                                    56,100      1,284,690
-------------------------------------------------------------------------------
 Cost Plus, Inc.(1)                                       36,000      1,096,524
-------------------------------------------------------------------------------
 CSK Auto Corp.(1)                                        66,900        932,586
-------------------------------------------------------------------------------
 Deb Shops, Inc.                                          60,900      2,057,141
-------------------------------------------------------------------------------
 Dress Barn, Inc. (The)(1)                                84,700      1,310,309
-------------------------------------------------------------------------------
 Finish Line, Inc., Cl. A(1)                             133,600      2,394,112
-------------------------------------------------------------------------------
 Friedman's, Inc., Cl. A                                  73,200        951,527
-------------------------------------------------------------------------------
 Galyan's Trading Co.(1)                                  37,700        860,691
-------------------------------------------------------------------------------
 GameStop Corp.(1)                                        27,700        581,423
-------------------------------------------------------------------------------
 Gart Sports Co.(1)                                       20,600        586,894
-------------------------------------------------------------------------------
 Genesco, Inc.(1)                                          2,900         70,615
-------------------------------------------------------------------------------
 Goody's Family Clothing, Inc.(1)                         22,600        260,578
-------------------------------------------------------------------------------
 Group 1 Automotive, Inc.(1)                              46,600      1,777,790
-------------------------------------------------------------------------------
 Guitar Center, Inc.(1)                                   44,000        816,200
-------------------------------------------------------------------------------
 Gymboree Corp.(1)                                       135,500      2,170,710
-------------------------------------------------------------------------------
 Hancock Fabrics, Inc.                                   115,500      2,145,990
-------------------------------------------------------------------------------
 Haverty Furniture Cos., Inc.                             28,400        560,900
-------------------------------------------------------------------------------
 Hibbett Sporting Goods, Inc.(1)                          34,250        869,950
-------------------------------------------------------------------------------
 Hollywood Entertainment Corp.(1)                         36,000        744,480
-------------------------------------------------------------------------------
 Hot Topic, Inc.(1)                                       59,700      1,594,587
-------------------------------------------------------------------------------
 Hughes Supply, Inc.                                      59,600      2,676,040
-------------------------------------------------------------------------------
 Jo-Ann Stores, Inc., Cl. A(1)                            47,600      1,389,920
-------------------------------------------------------------------------------
 Linens `N Things, Inc.(1)                                 7,200        236,232
-------------------------------------------------------------------------------
 Lithia Motors, Inc., Cl. A(1)                            32,600        877,592
-------------------------------------------------------------------------------
 Men's Wearhouse, Inc. (The)(1)                           22,600        576,300
-------------------------------------------------------------------------------
 Michaels Stores, Inc.(1)                                 51,800      2,020,200
-------------------------------------------------------------------------------
 Movie Gallery, Inc.(1)                                  116,125      2,452,560
-------------------------------------------------------------------------------
 OfficeMax, Inc.(1)                                      126,400        744,496
-------------------------------------------------------------------------------
 Pacific Sunwear of California, Inc.(1)                   10,700        237,219
-------------------------------------------------------------------------------
 Party City Corp.(1)                                      44,500        725,350
-------------------------------------------------------------------------------
 Pep Boys-Manny, Moe & Jack                              109,900      1,851,815
-------------------------------------------------------------------------------
 PetsMart, Inc.(1)                                        97,600      1,565,504
-------------------------------------------------------------------------------
 Pier 1 Imports, Inc.                                     90,500      1,900,500
-------------------------------------------------------------------------------
 Regis Corp.                                              75,300      2,034,531
-------------------------------------------------------------------------------
 Rent-A-Center, Inc.(1)                                   18,300      1,061,583

                   16  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 SPECIALTY RETAIL Continued
 Rex Stores Corp.(1)                                      91,550    $ 1,264,306
-------------------------------------------------------------------------------
 Ross Stores, Inc.                                        51,600      2,102,700
-------------------------------------------------------------------------------
 Sharper Image Corp.(1)                                    8,200        165,230
-------------------------------------------------------------------------------
 Shoe Carnival, Inc.(1)                                   74,300      1,585,562
-------------------------------------------------------------------------------
 Sonic Automotive, Inc.(1)                                68,500      1,763,875
-------------------------------------------------------------------------------
 Sports Authority, Inc. (The)(1)                         144,900      1,646,064
-------------------------------------------------------------------------------
 TBC Corp.(1)                                            108,400      1,721,392
-------------------------------------------------------------------------------
 Too, Inc.(1)                                             71,800      2,211,440
-------------------------------------------------------------------------------
 Tractor Supply Co.(1)                                    33,000      2,342,670
-------------------------------------------------------------------------------
 Tuesday Morning Corp.(1)                                112,500      2,088,000
-------------------------------------------------------------------------------
 United Auto Group, Inc.(1)                               64,600      1,350,140
-------------------------------------------------------------------------------
 Urban Outfitters, Inc.(1)                                53,800      1,867,936
-------------------------------------------------------------------------------
 West Marine, Inc.(1)                                     82,800      1,056,528
-------------------------------------------------------------------------------
 Wet Seal, Inc., Cl. A(1)                                 88,500      2,150,550
-------------------------------------------------------------------------------
 Whitehall Jewellers, Inc.(1)                             69,400      1,440,050
-------------------------------------------------------------------------------
 Williams-Sonoma, Inc.(1)                                 31,300        959,658
                                                                    -----------
                                                                     83,012,463

-------------------------------------------------------------------------------
 TEXTILES & APPAREL--1.7%
 Brown Shoe Co., Inc.                                     14,600        410,260
-------------------------------------------------------------------------------
 Cherokee, Inc.(1)                                         6,100        126,697
-------------------------------------------------------------------------------
 Coach, Inc.(1)                                            1,100         60,390
-------------------------------------------------------------------------------
 Fossil, Inc.(1)                                         107,550      2,211,228
-------------------------------------------------------------------------------
 Garan, Inc.                                              14,200        821,470
-------------------------------------------------------------------------------
 Gildan Activewear, Inc., Cl. A(1)                         6,300        142,002
-------------------------------------------------------------------------------
 K-Swiss, Inc., Cl. A                                    102,200      2,655,156
-------------------------------------------------------------------------------
 Kellwood Co.                                             69,500      2,258,750
-------------------------------------------------------------------------------
 Kenneth Cole Productions, Inc., Cl. A(1)                 51,800      1,468,530
-------------------------------------------------------------------------------
 Novel Denim Holdings Ltd.(1)                                400          2,860
-------------------------------------------------------------------------------
 OshKosh B'Gosh, Inc., Cl. A                              33,600      1,461,261
-------------------------------------------------------------------------------
 Phillips-Van Heusen Corp.                                 8,200        127,920
-------------------------------------------------------------------------------
 Quaker Fabric Corp.(1)                                  158,200      2,451,942
-------------------------------------------------------------------------------
 Quicksilver, Inc.(1)                                     61,300      1,520,240
-------------------------------------------------------------------------------
 Russell Corp.                                             9,400        180,950
-------------------------------------------------------------------------------
 Steven Madden Ltd.                                        4,600         91,213
-------------------------------------------------------------------------------
 Stride Rite Corp.                                        64,900        519,200
-------------------------------------------------------------------------------
 Unifi, Inc.(1)                                           32,800        357,520
-------------------------------------------------------------------------------
 Wellman, Inc.                                            13,900        232,825
                                                                    -----------
                                                                     17,100,414

                   17  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 CONSUMER STAPLES--4.1%
-------------------------------------------------------------------------------
 BEVERAGES--0.3%
 Adolph Coors Co., Cl. B                                  14,700    $   915,810
-------------------------------------------------------------------------------
 Boston Beer Co., Inc., Cl. A(1)                          44,700        710,730
-------------------------------------------------------------------------------
 Coca-Cola Bottling Co.                                    2,900        124,700
-------------------------------------------------------------------------------
 Cott Corp.(1)                                            83,900      1,593,261
                                                                    -----------
                                                                      3,344,501

-------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--0.2%
 Nash Finch Co.                                           66,500      2,125,340
-------------------------------------------------------------------------------
 FOOD PRODUCTS--1.8%
 American Italian Pasta Co.(1)                            20,500      1,045,295
-------------------------------------------------------------------------------
 Chiquita Brands International, Inc.(1)                   16,200        290,142
-------------------------------------------------------------------------------
 Del Monte Foods Co.(1)                                   30,700        362,260
-------------------------------------------------------------------------------
 Dole Food Co., Inc.                                      59,500      1,716,575
-------------------------------------------------------------------------------
 Fresh Del Monte Produce, Inc.                           114,100      2,852,500
-------------------------------------------------------------------------------
 Horizon Organic Holding Corp.(1)                         20,600        362,972
-------------------------------------------------------------------------------
 Interstate Bakeries Corp.                                48,500      1,400,680
-------------------------------------------------------------------------------
 J & J Snack Foods Corp.(1)                               42,300      1,901,808
-------------------------------------------------------------------------------
 Jarden Corp.(1)                                          21,500        425,700
-------------------------------------------------------------------------------
 Lance, Inc.                                             101,800      1,484,244
-------------------------------------------------------------------------------
 Martek Biosciences Corp.(1)                              75,200      1,573,184
-------------------------------------------------------------------------------
 Monterey Pasta Co.(1)                                    11,900        112,217
-------------------------------------------------------------------------------
 Peet's Coffee & Tea, Inc.(1)                             82,500      1,518,825
-------------------------------------------------------------------------------
 Ralcorp Holdings, Inc.(1)                                64,400      2,012,500
-------------------------------------------------------------------------------
 Sensient Technologies Corp.                              42,000        955,920
-------------------------------------------------------------------------------
 Smucker Co., J.M. (The)                                  14,365        490,277
                                                                    -----------
                                                                     18,505,099

-------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.1%
 Chattem, Inc.(1)                                         64,300      2,025,450
-------------------------------------------------------------------------------
 Church & Dwight Co., Inc.                                41,600      1,303,328
-------------------------------------------------------------------------------
 Dial Corp. (The)                                        123,200      2,466,464
-------------------------------------------------------------------------------
 Nu Skin Asia Pacific, Inc., Cl. A                        77,500      1,127,625
-------------------------------------------------------------------------------
 Playtex Products, Inc.(1)                               151,000      1,955,450
-------------------------------------------------------------------------------
 WD-40 Co.                                                60,100      1,668,376
                                                                    -----------
                                                                     10,546,693

-------------------------------------------------------------------------------
 PERSONAL PRODUCTS--0.4%
 Del Laboratories, Inc.                                   18,700        467,500
-------------------------------------------------------------------------------
 Oakley, Inc.(1)                                          58,400      1,016,160
-------------------------------------------------------------------------------
 Yankee Candle, Inc. (The)(1)                             77,900      2,110,311
                                                                    -----------
                                                                      3,593,971

                   18  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 TOBACCO--0.3%
 DIMON, Inc.                                              31,400    $   217,288
-------------------------------------------------------------------------------
 Schweitzer-Mauduit International, Inc.                   52,600      1,293,960
-------------------------------------------------------------------------------
 Standard Commercial Corp.                                66,700      1,447,390
                                                                    -----------
                                                                      2,958,638

-------------------------------------------------------------------------------
 ENERGY--3.0%
-------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--0.8%
 Ensign Resource Service Group, Inc.                     114,000      1,237,517
-------------------------------------------------------------------------------
 Grey Wolf, Inc.(1)                                       74,500        304,705
-------------------------------------------------------------------------------
 Helmerich & Payne, Inc.                                  51,500      1,839,580
-------------------------------------------------------------------------------
 Maverick Tube Corp.(1)                                    2,900         43,500
-------------------------------------------------------------------------------
 Oceaneering International, Inc.(1)                       26,200        707,400
-------------------------------------------------------------------------------
 Oil States International, Inc.(1)                         8,700        103,530
-------------------------------------------------------------------------------
 Petroleum Helicopters, Inc.(1)                              800         23,432
-------------------------------------------------------------------------------
 RPC, Inc.                                                   600          7,080
-------------------------------------------------------------------------------
 Superior Energy Services, Inc.(1)                         8,200         83,230
-------------------------------------------------------------------------------
 Tesco Corp.(1)                                           16,100        178,371
-------------------------------------------------------------------------------
 Tetra Technologies, Inc.(1)                                 100          2,655
-------------------------------------------------------------------------------
 Trican Well Service Ltd.(1)                             147,600      1,746,861
-------------------------------------------------------------------------------
 W-H Energy Services, Inc.(1)                             11,300        250,408
-------------------------------------------------------------------------------
 Willbros Group, Inc.(1)                                  76,800      1,305,600
                                                                    -----------
                                                                      7,833,869

-------------------------------------------------------------------------------
 OIL & GAS--2.2%
 Baytex Energy Ltd.(1)                                   209,800        993,201
-------------------------------------------------------------------------------
 Brown (Tom), Inc.(1)                                     51,300      1,454,355
-------------------------------------------------------------------------------
 Callon Petroleum Co.(1)                                  89,200        435,296
-------------------------------------------------------------------------------
 Canadian 88 Energy Corp.(1)                               7,000         12,530
-------------------------------------------------------------------------------
 Canadian 88 Energy Corp.(1,2)                           428,200        768,615
-------------------------------------------------------------------------------
 Canadian 88 Energy Corp.(1)                             386,800        694,302
-------------------------------------------------------------------------------
 Canadian Natural Resources Ltd.                           1,402         48,018
-------------------------------------------------------------------------------
 Canadian Natural Resources Ltd.                           2,322         78,657
-------------------------------------------------------------------------------
 Canadian Superior Energy, Inc.(1)                       259,424        559,478
-------------------------------------------------------------------------------
 Chesapeake Energy Corp.(1)                              200,000      1,440,000
-------------------------------------------------------------------------------
 Compton Petroleum Corp.(1)                              690,000      1,792,031
-------------------------------------------------------------------------------
 Denbury Resources, Inc.(1)                               11,600        119,364
-------------------------------------------------------------------------------
 Frontier Oil Corp.                                       35,500        624,800
-------------------------------------------------------------------------------
 Holly Corp.                                              22,600        378,550
-------------------------------------------------------------------------------
 Meota Resources Corp.(1)                                517,200      1,428,260
-------------------------------------------------------------------------------
 Newfield Exploration Co.(1)                              42,800      1,590,876
-------------------------------------------------------------------------------
 Patina Oil & Gas Corp.                                   42,750      1,172,633
-------------------------------------------------------------------------------
 Pennzoil-Quaker State Co.                                31,700        682,501

                   19  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 OIL & GAS Continued
 Peyto Exploration & Development Corp.(1)                381,000    $ 1,728,516
-------------------------------------------------------------------------------
 Premcor, Inc.(1)                                         72,200      1,856,984
-------------------------------------------------------------------------------
 Purcell Energy Ltd.(1)                                  588,100      1,024,699
-------------------------------------------------------------------------------
 Quicksilver Resources, Inc.(1)                           77,300      1,998,205
-------------------------------------------------------------------------------
 Range Resources Corp.(1)                                 15,800         88,480
-------------------------------------------------------------------------------
 Remington Oil & Gas Corp.(1)                              4,600         91,632
-------------------------------------------------------------------------------
 Rio Alto Exploration Ltd.(1)                             27,400        333,290
-------------------------------------------------------------------------------
 Syntroleum Corp.(1)                                       3,800         10,944
-------------------------------------------------------------------------------
 Upton Resources, Inc.(1)                                146,400        346,532
-------------------------------------------------------------------------------
 Western Gas Resources, Inc.                               5,600        209,440
                                                                    -----------
                                                                     21,962,189

-------------------------------------------------------------------------------
 FINANCIALS--16.5%
-------------------------------------------------------------------------------
 BANKS--11.1%
 1st Source Corp.                                         32,050        792,276
-------------------------------------------------------------------------------
 Allegiant Bancorp, Inc.                                  19,600        356,132
-------------------------------------------------------------------------------
 American Financial Holdings, Inc.                        19,400        580,448
-------------------------------------------------------------------------------
 Anchor BanCorp Wisconsin, Inc.                           17,600        424,336
-------------------------------------------------------------------------------
 Arrow Financial Corp.                                    18,660        634,253
-------------------------------------------------------------------------------
 Astoria Financial Corp.                                  25,800        826,890
-------------------------------------------------------------------------------
 BancFirst Corp.                                           5,700        264,423
-------------------------------------------------------------------------------
 Bank Mutual Corp.                                         5,800        118,146
-------------------------------------------------------------------------------
 BankAtlantic Bancorp, Inc.                              126,600      1,569,840
-------------------------------------------------------------------------------
 Banknorth Group, Inc.                                    13,620        354,392
-------------------------------------------------------------------------------
 BankUnited Financial Corp., Cl. A(1)                     81,100      1,553,065
-------------------------------------------------------------------------------
 Banner Corp.                                             11,600        287,100
-------------------------------------------------------------------------------
 Berkshire Hills Bancorp, Inc.                            11,600        303,920
-------------------------------------------------------------------------------
 Brookline Bancorp, Inc.                                  53,300      1,348,490
-------------------------------------------------------------------------------
 BSB Bancorp, Inc.                                         8,700        232,116
-------------------------------------------------------------------------------
 Capitol Federal Financial                                 8,700        226,896
-------------------------------------------------------------------------------
 Cascade Bancorp                                           6,700        120,600
-------------------------------------------------------------------------------
 CB Bancshares, Inc.                                      12,530        474,762
-------------------------------------------------------------------------------
 CFS Bancorp, Inc.                                        29,800        460,708
-------------------------------------------------------------------------------
 Citizens Banking Corp.                                   29,300        849,114
-------------------------------------------------------------------------------
 Citizens First Bancorp, Inc.                              8,500        191,165
-------------------------------------------------------------------------------
 City National Corp.                                         100          5,375
-------------------------------------------------------------------------------
 Commonwealth Bancorp, Inc.                               55,000      1,631,850
-------------------------------------------------------------------------------
 Coastal Bancorp, Inc.                                    19,200        609,792
-------------------------------------------------------------------------------
 Commerce Bancshares, Inc.                                 9,800        433,552
-------------------------------------------------------------------------------
 Commercial Federal Corp.                                 68,200      1,977,800
-------------------------------------------------------------------------------
 Community First Bankshares, Inc.                         44,100      1,150,569
-------------------------------------------------------------------------------
 Connecticut Bancshares, Inc.                             60,500      2,008,600

                   20  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 BANKS Continued
 Corus Bankshares, Inc.                                    6,000    $   275,514
-------------------------------------------------------------------------------
 Cullen/Frost Bankers, Inc.                                7,400        266,030
-------------------------------------------------------------------------------
 CVB Financial Corp.                                      47,425      1,077,022
-------------------------------------------------------------------------------
 Dime Community Bancshares, Inc.                          78,450      1,780,031
-------------------------------------------------------------------------------
 Downey Financial Corp.                                   20,800        983,840
-------------------------------------------------------------------------------
 East West Bancorp, Inc.                                  44,100      1,522,332
-------------------------------------------------------------------------------
 F.N.B. Corp.                                             31,552        866,418
-------------------------------------------------------------------------------
 Fidelity Bankshares, Inc.                                85,165      1,882,998
-------------------------------------------------------------------------------
 First BanCorp, Puerto Rico                               24,100        908,570
-------------------------------------------------------------------------------
 First Charter Corp.                                       9,800        177,184
-------------------------------------------------------------------------------
 First Citizens BancShares, Inc., Cl. A                    4,500        497,655
-------------------------------------------------------------------------------
 First Commonwealth Financial Corp.                       18,100        244,169
-------------------------------------------------------------------------------
 First Community Bancshares, Inc.                         30,000      1,009,800
-------------------------------------------------------------------------------
 First Essex Bancorp, Inc.                                38,050      1,301,310
-------------------------------------------------------------------------------
 First Federal Capital Corp.                              73,400      1,622,140
-------------------------------------------------------------------------------
 First Financial Bankshares, Inc.                          6,500        271,954
-------------------------------------------------------------------------------
 First Financial Holdings, Inc.                           69,000      2,259,060
-------------------------------------------------------------------------------
 First Indiana Corp.                                      17,200        374,444
-------------------------------------------------------------------------------
 First Midwest Bancorp, Inc.                              50,350      1,398,723
-------------------------------------------------------------------------------
 First Niagara Financial Group, Inc.                      29,500        818,920
-------------------------------------------------------------------------------
 First Place Financial Corp.                              30,200        601,282
-------------------------------------------------------------------------------
 First Republic Bank(1)                                   18,900        519,750
-------------------------------------------------------------------------------
 First Sentinel Bancorp, Inc.                             75,500      1,038,880
-------------------------------------------------------------------------------
 FirstFed America Bancorp, Inc.                            9,300        221,340
-------------------------------------------------------------------------------
 Flagstar Bancorp, Inc.                                   95,700      2,210,670
-------------------------------------------------------------------------------
 Flushing Financial Corp.                                 51,160      1,048,268
-------------------------------------------------------------------------------
 Glacier Bancorp, Inc.                                    42,600      1,043,700
-------------------------------------------------------------------------------
 Granite State Bankshares, Inc.                           13,100        429,811
-------------------------------------------------------------------------------
 Great Southern Bancorp, Inc.                                300         11,940
-------------------------------------------------------------------------------
 Hanmi Financial Corp.                                    17,900        306,806
-------------------------------------------------------------------------------
 Harbor Florida Bancshares, Inc.                          74,400      1,548,264
-------------------------------------------------------------------------------
 Hibernia Corp., Cl. A                                    83,200      1,646,528
-------------------------------------------------------------------------------
 Hudson River Bancorp, Inc.                               32,200        869,078
-------------------------------------------------------------------------------
 Hudson United Bancorp                                    43,100      1,230,936
-------------------------------------------------------------------------------
 IBERIABANK Corp.                                         33,750      1,368,225
-------------------------------------------------------------------------------
 Independence Community Bank Corp.                        72,500      2,082,925
-------------------------------------------------------------------------------
 Independent Bank Corp.-Massachusetts                     69,200      1,583,988
-------------------------------------------------------------------------------
 Independent Bank Corp.-Michigan                          60,775      1,918,059
-------------------------------------------------------------------------------
 International Bancshares Corp.                           18,125        765,600
-------------------------------------------------------------------------------
 Investors Financial Services Corp.                       15,600        523,224
-------------------------------------------------------------------------------
 Local Financial Corp.(1)                                101,300      1,652,203

                   21  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 BANKS Continued
 MAF Bancorp, Inc.                                        60,600    $ 2,278,560
-------------------------------------------------------------------------------
 Main Street Banks, Inc.                                  13,900        287,452
-------------------------------------------------------------------------------
 MB Financial, Inc.                                       24,300        813,078
-------------------------------------------------------------------------------
 Medford Bancorp, Inc.                                     5,300        184,599
-------------------------------------------------------------------------------
 Midwest Banc Holdings, Inc.                              31,600        944,524
-------------------------------------------------------------------------------
 Mississippi Valley Bancshares, Inc.                      29,000      1,500,170
-------------------------------------------------------------------------------
 NBT Bancorp, Inc.                                        25,300        457,171
-------------------------------------------------------------------------------
 Net.B@nk, Inc.(1)                                         6,392         74,467
-------------------------------------------------------------------------------
 OceanFirst Financial Corp.                               46,000      1,110,440
-------------------------------------------------------------------------------
 Old Second Bancorp, Inc.                                 37,733      1,386,310
-------------------------------------------------------------------------------
 Oriental Financial Group, Inc.                            5,500        139,480
-------------------------------------------------------------------------------
 Pacific Capital Bancorp                                  39,600        945,648
-------------------------------------------------------------------------------
 Pacific Northwest Bancorp                                60,400      1,891,728
-------------------------------------------------------------------------------
 PennFed Financial Services, Inc.                         17,600        491,040
-------------------------------------------------------------------------------
 PFF Bancorp, Inc.                                        45,800      1,758,720
-------------------------------------------------------------------------------
 Port Financial Corp.                                     41,500      1,663,735
-------------------------------------------------------------------------------
 Prosperity Bancshares, Inc.                              96,000      1,749,024
-------------------------------------------------------------------------------
 Provident Bankshares Corp.                               14,600        345,874
-------------------------------------------------------------------------------
 Quaker City Bancorp, Inc.(1)                             14,900        617,158
-------------------------------------------------------------------------------
 R & G Financial Corp., Cl. B                             63,700      1,510,327
-------------------------------------------------------------------------------
 Republic Bancorp, Inc.                                   12,700        189,738
-------------------------------------------------------------------------------
 Republic Bancorp, Inc., Cl. A                            42,750        504,023
-------------------------------------------------------------------------------
 Roslyn Bancorp, Inc.                                     69,200      1,510,636
-------------------------------------------------------------------------------
 S&T Bancorp, Inc.                                        49,900      1,347,300
-------------------------------------------------------------------------------
 S.Y. Bancorp, Inc.                                          300         12,285
-------------------------------------------------------------------------------
 Sandy Spring Bancorp, Inc.                               45,000      1,446,750
-------------------------------------------------------------------------------
 Seacoast Banking Corp. of Florida                        27,900      1,610,667
-------------------------------------------------------------------------------
 Seacoast Financial Services Corp.                        86,400      2,166,048
-------------------------------------------------------------------------------
 Second Bancorp, Inc.                                     21,600        589,680
-------------------------------------------------------------------------------
 South Financial Group, Inc. (The)                        78,600      1,761,347
-------------------------------------------------------------------------------
 Sovereign Bancorp, Inc.                                 150,000      2,242,500
-------------------------------------------------------------------------------
 St. Francis Capital Corp.                                20,700        513,153
-------------------------------------------------------------------------------
 State Bancorp, Inc.                                      35,895        629,957
-------------------------------------------------------------------------------
 Staten Island Bancorp, Inc.                              53,000      1,017,600
-------------------------------------------------------------------------------
 Sterling Bancshares, Inc.                                12,050        177,979
-------------------------------------------------------------------------------
 Texas Regional Bancshares, Inc., Cl. A                    8,800        436,559
-------------------------------------------------------------------------------
 Troy Financial Corp.                                     77,175      2,322,968
-------------------------------------------------------------------------------
 UCBH Holdings, Inc.                                      16,100        611,961
-------------------------------------------------------------------------------
 UMB Financial Corp.                                      13,700        642,119
-------------------------------------------------------------------------------
 Umpqua Holdings Corp.                                     4,200         77,616
-------------------------------------------------------------------------------
 Unizan Financial Corp.                                   29,835        638,767

                   22  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 BANKS Continued
 Washington Federal, Inc.                                 14,700    $   371,322
-------------------------------------------------------------------------------
 Waypoint Financial Corp.                                106,700      2,085,985
-------------------------------------------------------------------------------
 Webster Financial Corp.                                  51,600      1,973,184
-------------------------------------------------------------------------------
 WesBanco, Inc.                                            6,200        147,002
-------------------------------------------------------------------------------
 Westamerica Bancorp                                       9,800        387,688
-------------------------------------------------------------------------------
 Westcorp                                                 43,600      1,393,020
-------------------------------------------------------------------------------
 Whitney Holding Corp.                                    18,600        571,764
-------------------------------------------------------------------------------
 Willow Grove Bancorp, Inc.                               17,600        206,448
-------------------------------------------------------------------------------
 WSFS Financial Corp.                                     43,100      1,114,997
                                                                    -----------
                                                                    110,796,769

-------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--2.0%
 Affiliated Managers Group, Inc.(1)                       18,200      1,119,300
-------------------------------------------------------------------------------
 American Home Mortgage Holdings, Inc.                    35,900        448,391
-------------------------------------------------------------------------------
 Cash America International, Inc.                        131,700      1,211,640
-------------------------------------------------------------------------------
 Credit Acceptance Corp.(1)                              125,700      1,580,049
-------------------------------------------------------------------------------
 Eaton Vance Corp.                                         9,600        299,520
-------------------------------------------------------------------------------
 Financial Federal Corp.(1)                               38,800      1,284,280
-------------------------------------------------------------------------------
 Friedman, Billings, Ramsey Group, Inc.(1)               168,500      2,145,005
-------------------------------------------------------------------------------
 Gabelli Asset Management, Inc.(1)                        19,000        693,500
-------------------------------------------------------------------------------
 Hawthorne Financial Corp.(1)                             28,800        933,408
-------------------------------------------------------------------------------
 iDine Rewards Network, Inc.(1)                           57,600        662,400
-------------------------------------------------------------------------------
 Interpool, Inc.                                          49,800        859,548
-------------------------------------------------------------------------------
 iShares Russell 2000 Index Fund                          14,000      1,269,100
-------------------------------------------------------------------------------
 ITLA Capital Corp.(1)                                    23,600        700,684
-------------------------------------------------------------------------------
 Jefferies Group, Inc.                                    44,300      1,865,030
-------------------------------------------------------------------------------
 John Nuveen Co. (The), Cl. A                             12,300        316,110
-------------------------------------------------------------------------------
 Ladenburg Thalmann Financial Services, Inc.(1)            5,889          1,767
-------------------------------------------------------------------------------
 New Century Financial Corp.                             106,700      3,731,299
-------------------------------------------------------------------------------
 Student Loan Corp. (The)                                 12,100      1,002,364
-------------------------------------------------------------------------------
 Walter Industries, Inc.                                  34,700        463,245
-------------------------------------------------------------------------------
 World Acceptance Corp.(1)                                14,800        124,320
                                                                    -----------
                                                                     20,710,960

-------------------------------------------------------------------------------
 INSURANCE--2.7%
 21st Century Insurance Group                              1,900         36,100
-------------------------------------------------------------------------------
 Alfa Corp.                                               91,400      1,069,380
-------------------------------------------------------------------------------
 Berkley (W.R.) Corp.                                     11,400        627,000
-------------------------------------------------------------------------------
 Brown & Brown, Inc.                                      51,600      1,625,400
-------------------------------------------------------------------------------
 CCC Information Services Group, Inc.(1)                  23,300        326,200
-------------------------------------------------------------------------------
 Commerce Group, Inc. (The)                               32,200      1,273,510
-------------------------------------------------------------------------------
 CorVel Corp.(1)                                          51,450      1,723,410

                   23  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 INSURANCE Continued
 Danielson Holding Corp.(1)                                2,000    $     9,840
-------------------------------------------------------------------------------
 Delphi Financial Group, Inc., Cl. A                      18,800        814,980
-------------------------------------------------------------------------------
 EMC Insurance Group, Inc.                                   300          4,515
-------------------------------------------------------------------------------
 Fidelity National Financial, Inc.                        26,840        848,144
-------------------------------------------------------------------------------
 Hilb, Rogal & Hamilton Co.                               52,200      2,362,050
-------------------------------------------------------------------------------
 Horace Mann Educators Corp.                              64,400      1,202,348
-------------------------------------------------------------------------------
 IPC Holdings Ltd.                                        19,500        595,530
-------------------------------------------------------------------------------
 Midland Co. (The)                                         6,800        343,196
-------------------------------------------------------------------------------
 Ohio Casualty Corp.(1)                                  121,500      2,539,350
-------------------------------------------------------------------------------
 Penn-America Group, Inc.                                    700          7,371
-------------------------------------------------------------------------------
 Philadelphia Consolidated Holding Co.(1)                 41,700      1,890,678
-------------------------------------------------------------------------------
 Presidential Life Corp.                                  18,600        377,022
-------------------------------------------------------------------------------
 RenaissanceRe Holdings Ltd.                              46,500      1,701,900
-------------------------------------------------------------------------------
 RLI Corp.                                                20,500      1,045,500
-------------------------------------------------------------------------------
 Selective Insurance Group, Inc.                          20,300        575,099
-------------------------------------------------------------------------------
 StanCorp Financial Group, Inc.                           28,000      1,554,000
-------------------------------------------------------------------------------
 Triad Guaranty, Inc.(1)                                  45,800      1,993,674
-------------------------------------------------------------------------------
 UICI(1)                                                  92,800      1,874,560
-------------------------------------------------------------------------------
 Zenith National Insurance Corp.                          23,200        738,920
                                                                    -----------
                                                                     27,159,677

-------------------------------------------------------------------------------
 REAL ESTATE--0.7%
 Anworth Mortgage Asset Corp.                             30,050        420,399
-------------------------------------------------------------------------------
 Apex Mortgage Capital, Inc.                              17,400        260,826
-------------------------------------------------------------------------------
 Correctional Properties Trust                            11,600        255,200
-------------------------------------------------------------------------------
 Developers Diversified Realty Corp.                       9,700        218,250
-------------------------------------------------------------------------------
 Impac Mortgage Holdings, Inc.                            57,100        769,708
-------------------------------------------------------------------------------
 Jones Lang LaSalle, Inc.(1)                              94,400      2,331,680
-------------------------------------------------------------------------------
 Novastar Financial, Inc.                                  8,900        318,175
-------------------------------------------------------------------------------
 RAIT Investment Trust                                    13,200        313,236
-------------------------------------------------------------------------------
 Ramco-Gershenson Properties Trust                        17,700        356,655
-------------------------------------------------------------------------------
 Redwood Trust, Inc.                                       5,900        185,850
-------------------------------------------------------------------------------
 St. Joe Co. (The)                                        25,600        768,512
-------------------------------------------------------------------------------
 Stratus Properties, Inc.                                 21,666        203,877
-------------------------------------------------------------------------------
 Urstadt Biddle Properties, Inc.                           1,000         10,050
-------------------------------------------------------------------------------
 William Lyon Homes, Inc.(1)                              11,700        304,785
                                                                    -----------
                                                                      6,717,203

                   24  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 HEALTH CARE--11.2%
-------------------------------------------------------------------------------
 BIOTECHNOLOGY--2.0%
-------------------------------------------------------------------------------
 Adolor Corp.(1)                                          30,200    $   340,052
-------------------------------------------------------------------------------
 Amylin Pharmaceuticals, Inc.(1)                          19,500        213,330
-------------------------------------------------------------------------------
 Ariad Pharmaceuticals, Inc.(1)                            7,000         29,120
-------------------------------------------------------------------------------
 Array BioPharma, Inc.(1)                                 66,700        642,988
-------------------------------------------------------------------------------
 AVI BioPharma, Inc.(1)                                   15,300         44,982
-------------------------------------------------------------------------------
 Charles River Laboratories International, Inc.(1)        72,100      2,527,105
-------------------------------------------------------------------------------
 Ciphergen Biosystems, Inc.(1)                            30,700        108,371
-------------------------------------------------------------------------------
 deCODE genetics, Inc.(1)                                 45,200        211,536
-------------------------------------------------------------------------------
 Discovery Partners International, Inc.(1)                 7,900         51,824
-------------------------------------------------------------------------------
 Embrex, Inc.(1)                                          30,000        627,600
-------------------------------------------------------------------------------
 Gene Logic, Inc.(1)                                      20,600        288,400
-------------------------------------------------------------------------------
 Genta, Inc.(1)                                          170,500      1,413,445
-------------------------------------------------------------------------------
 Idexx Laboratories, Inc.(1)                              37,400        964,546
-------------------------------------------------------------------------------
 InterMune, Inc.(1)                                       39,000        822,900
-------------------------------------------------------------------------------
 Ligand Pharmaceuticals, Inc., Cl. B(1)                   96,200      1,394,900
-------------------------------------------------------------------------------
 Medicines Co. (The)(1)                                   63,400        781,722
-------------------------------------------------------------------------------
 Nuerocrine Biosciences, Inc.(1)                          35,200      1,008,480
-------------------------------------------------------------------------------
 OSI Pharmaceuticals, Inc.(1)                             16,600        398,732
-------------------------------------------------------------------------------
 SangStat Medical Corp.(1)                                65,600      1,507,488
-------------------------------------------------------------------------------
 Sicor, Inc.(1)                                            9,500        176,130
-------------------------------------------------------------------------------
 Telik, Inc.(1)                                          150,400      1,880,000
-------------------------------------------------------------------------------
 Transkaryotic Therapies, Inc.(1)                         44,000      1,586,200
-------------------------------------------------------------------------------
 Trimeris, Inc.(1)                                        42,700      1,895,453
-------------------------------------------------------------------------------
 V.I. Technologies, Inc.(1)                              101,200        369,380
-------------------------------------------------------------------------------
 XOMA Ltd.(1)                                            133,300        531,867
                                                                    -----------
                                                                     19,816,551

-------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--4.4%
-------------------------------------------------------------------------------
 Aksys Ltd.(1)                                            96,000        662,400
-------------------------------------------------------------------------------
 Alaris Medical, Inc.(1)                                  82,400        548,784
-------------------------------------------------------------------------------
 American Medical Systems Holdings, Inc.(1)              101,400      2,034,084
-------------------------------------------------------------------------------
 Arrow International, Inc.                                19,600        765,380
-------------------------------------------------------------------------------
 Bio-Rad Laboratories, Inc., Cl. A(1)                     46,000      2,093,460
-------------------------------------------------------------------------------
 Biosite, Inc.(1)                                         55,700      1,567,955
-------------------------------------------------------------------------------
 Bruker AXS, Inc.(1)                                      63,200         94,800
-------------------------------------------------------------------------------
 Cerus Corp.(1)                                           19,600        664,048
-------------------------------------------------------------------------------
 Cholestech Corp.(1)                                      15,600        164,580
-------------------------------------------------------------------------------
 Closure Medical Corp.                                     2,100         29,400
-------------------------------------------------------------------------------
 Conceptus, Inc.(1)                                       18,500        305,065
-------------------------------------------------------------------------------
 ConMed Corp.(1)                                          70,400      1,572,032

                   25  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES Continued
 Cooper Cos., Inc. (The)                                   6,700    $   315,570
-------------------------------------------------------------------------------
 Diagnostic Products Corp.                                46,000      1,702,000
-------------------------------------------------------------------------------
 Fischer Imaging Corp.(1)                                 71,300        606,421
-------------------------------------------------------------------------------
 HealthTronics Surgical Services, Inc.(1)                 22,487        393,298
-------------------------------------------------------------------------------
 Hologic, Inc.(1)                                        150,300      2,174,841
-------------------------------------------------------------------------------
 ICU Medical, Inc.(1)                                     28,050        866,745
-------------------------------------------------------------------------------
 Igen, Inc.(1)                                            29,300        922,950
-------------------------------------------------------------------------------
 Immucor, Inc.(1)                                         75,500      1,771,985
-------------------------------------------------------------------------------
 Inamed Corp.(1)                                          59,800      1,597,856
-------------------------------------------------------------------------------
 Integra LifeSciences Holdings Corp.(1)                    5,400        117,450
-------------------------------------------------------------------------------
 K-V Pharmaceutical Co., Cl. A(1)                         16,100        434,700
-------------------------------------------------------------------------------
 Kyphon, Inc.(1)                                          51,200        746,496
-------------------------------------------------------------------------------
 Lifeline Systems, Inc.(1)                                16,000        421,440
-------------------------------------------------------------------------------
 Medical Action Industries, Inc.(1)                        3,300         42,240
-------------------------------------------------------------------------------
 Mentor Corp.                                             50,200      1,842,792
-------------------------------------------------------------------------------
 Meridian Medical Technologies, Inc.(1)                   41,800      1,508,980
-------------------------------------------------------------------------------
 Merit Medical Systems, Inc.(1)                          108,100      2,230,103
-------------------------------------------------------------------------------
 Noven Pharmaceuticals, Inc.(1)                           88,300      2,251,650
-------------------------------------------------------------------------------
 Ocular Sciences, Inc.(1)                                 60,200      1,595,300
-------------------------------------------------------------------------------
 OrthoLogic Corp.(1)                                      99,000        547,470
-------------------------------------------------------------------------------
 Penwest Pharmaceuticals Co.(1)                           43,800        854,100
-------------------------------------------------------------------------------
 Possis Medical, Inc.(1)                                  85,600      1,057,074
-------------------------------------------------------------------------------
 Quidel Corp.(1)                                         132,700        914,303
-------------------------------------------------------------------------------
 Radiologix, Inc.(1)                                      92,500      1,410,625
-------------------------------------------------------------------------------
 Respironics, Inc.(1)                                      5,400        183,870
-------------------------------------------------------------------------------
 Rita Medical Systems, Inc.(1)                            14,600        147,752
-------------------------------------------------------------------------------
 Steris Corp.(1)                                          92,000      1,758,120
-------------------------------------------------------------------------------
 Viasys Healthcare, Inc.(1)                               15,400        268,730
-------------------------------------------------------------------------------
 Vital Signs, Inc.                                        29,300      1,059,195
-------------------------------------------------------------------------------
 West Pharmaceutical Services, Inc.                       24,200        776,578
-------------------------------------------------------------------------------
 Young Innovations, Inc.(1)                               88,400      1,920,048
-------------------------------------------------------------------------------
 Zoll Medical Corp.(1)                                     9,800        318,794
                                                                    -----------
                                                                     43,261,464

-------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--4.4%
 aaiPharma, Inc.(1)                                       69,500      1,562,360
-------------------------------------------------------------------------------
 Accredo Health, Inc.(1)                                  33,900      1,564,146
-------------------------------------------------------------------------------
 Alliance Imaging, Inc.(1)                                33,900        457,650
-------------------------------------------------------------------------------
 American Medical Security Group, Inc.(1)                 32,700        783,165
-------------------------------------------------------------------------------
 AmSurg Corp.(1)                                          93,600      2,457,936
-------------------------------------------------------------------------------
 BioReliance Corp.(1)                                     34,600        858,080

                   26  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES Continued
 Caremark Rx, Inc.(1)                                     76,000    $ 1,254,000
-------------------------------------------------------------------------------
 Cole National Corp.(1)                                   79,000      1,501,000
-------------------------------------------------------------------------------
 Covance, Inc.(1)                                         80,400      1,507,500
-------------------------------------------------------------------------------
 Coventry Health Care, Inc.(1)                            45,800      1,301,636
-------------------------------------------------------------------------------
 D&K Healthcare Resources, Inc.                           54,000      1,904,040
-------------------------------------------------------------------------------
 DaVita, Inc.(1)                                          72,900      1,735,020
-------------------------------------------------------------------------------
 Dianon Systems, Inc.(1)                                  32,500      1,736,150
-------------------------------------------------------------------------------
 Dynacare, Inc.(1)                                       122,100      2,684,979
-------------------------------------------------------------------------------
 Hanger Orthopedic Group, Inc.(1)                         62,300        946,337
-------------------------------------------------------------------------------
 Hooper Holmes, Inc.                                      44,200        353,600
-------------------------------------------------------------------------------
 Humana, Inc.(1)                                          22,000        343,860
-------------------------------------------------------------------------------
 LabOne, Inc.(1)                                          47,900      1,244,921
-------------------------------------------------------------------------------
 LifePoint Hospitals, Inc.(1)                             43,200      1,568,592
-------------------------------------------------------------------------------
 Mid Atlantic Medical Services, Inc.(1)                   82,200      2,576,970
-------------------------------------------------------------------------------
 Owens & Minor, Inc.                                      22,600        446,576
-------------------------------------------------------------------------------
 Oxford Health Plans, Inc.(1)                             29,000      1,347,340
-------------------------------------------------------------------------------
 Pediatrix Medical Group, Inc.(1)                         48,200      1,205,000
-------------------------------------------------------------------------------
 Prime Medical Services, Inc.(1)                          38,300        445,046
-------------------------------------------------------------------------------
 PSS World Medical, Inc.(1)                              186,000      1,506,600
-------------------------------------------------------------------------------
 Schein (Henry), Inc.(1)                                  23,500      1,045,750
-------------------------------------------------------------------------------
 Sierra Health Services, Inc.(1)                         171,900      3,841,965
-------------------------------------------------------------------------------
 Tripos, Inc.(1)                                          60,100      1,310,180
-------------------------------------------------------------------------------
 U.S. Physical Therapy, Inc.(1)                           95,500      1,939,605
-------------------------------------------------------------------------------
 United Surgical Partners International, Inc.(1)          34,500      1,068,810
-------------------------------------------------------------------------------
 US Oncology, Inc.(1)                                      6,700         55,811
-------------------------------------------------------------------------------
 VitalWorks, Inc.(1)                                     207,800      1,703,960
                                                                    -----------
                                                                     44,258,585

-------------------------------------------------------------------------------
 PHARMACEUTICALS--0.4%
 Bradley Pharmaceuticals, Inc.(1)                         21,000        279,300
-------------------------------------------------------------------------------
 Connetics Corp.(1)                                       32,500        419,867
-------------------------------------------------------------------------------
 First Horizon Pharmaceutical Corp.(1)                     8,600        177,934
-------------------------------------------------------------------------------
 Impax Laboratories, Inc.(1)                              92,800        695,072
-------------------------------------------------------------------------------
 Indevus Pharmaceuticals, Inc.(1)                         82,700         95,932
-------------------------------------------------------------------------------
 Isis Pharmaceuticals, Inc.(1)                           125,800      1,196,358
-------------------------------------------------------------------------------
 Perrigo Co.(1)                                           87,800      1,141,400
-------------------------------------------------------------------------------
 Vivus, Inc.(1)                                           36,800        249,136
                                                                    -----------
                                                                      4,254,999

                   27  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 INDUSTRIALS--18.6%
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.3%
 Aviall, Inc.(1)                                          79,000    $ 1,106,000
-------------------------------------------------------------------------------
 Cubic Corp.                                              33,000        782,100
-------------------------------------------------------------------------------
 Curtiss-Wright Corp.                                      4,600        368,000
-------------------------------------------------------------------------------
 Ducommun, Inc.(1)                                        26,800        703,232
-------------------------------------------------------------------------------
 Dynamics Research Corp.(1)                               44,300      1,071,174
-------------------------------------------------------------------------------
 Herley Industries, Inc.(1)                               66,800      1,416,828
-------------------------------------------------------------------------------
 Integral Systems, Inc.(1)                                23,900        521,498
-------------------------------------------------------------------------------
 Integrated Defense Technologies, Inc.(1)                  6,300        185,409
-------------------------------------------------------------------------------
 Kroll, Inc.(1)                                           52,400      1,099,352
-------------------------------------------------------------------------------
 Ladish Co., Inc.(1)                                      43,100        525,820
-------------------------------------------------------------------------------
 Moog, Inc., Cl. A(1)                                     17,000        728,960
-------------------------------------------------------------------------------
 MTC Technologies, Inc.(1)                                32,100        609,900
-------------------------------------------------------------------------------
 Orbital Sciences Corp.(1)                               154,900      1,234,553
-------------------------------------------------------------------------------
 Veridian Corp.(1)                                       113,200      2,569,640
                                                                    -----------
                                                                     12,922,466

-------------------------------------------------------------------------------
 AIR FREIGHT & COURIERS--0.2%
 Airborne, Inc.                                           85,500      1,641,600
-------------------------------------------------------------------------------
 BUILDING PRODUCTS--1.7%
 Aaon, Inc.(1)                                            57,550      1,080,213
-------------------------------------------------------------------------------
 American Woodmark Corp.                                  29,300      1,644,609
-------------------------------------------------------------------------------
 Apogee Enterprises, Inc.                                 47,600        683,536
-------------------------------------------------------------------------------
 Chase Industries, Inc.(1)                                   500          6,945
-------------------------------------------------------------------------------
 Elcor Corp.                                              73,500      2,010,225
-------------------------------------------------------------------------------
 Foamex International, Inc.(1)                            68,841        764,824
-------------------------------------------------------------------------------
 Griffon Corp.                                           131,030      2,371,643
-------------------------------------------------------------------------------
 Intermet Corp.                                           45,600        489,744
-------------------------------------------------------------------------------
 Lennox International, Inc.                              111,400      2,004,086
-------------------------------------------------------------------------------
 LSI Industries, Inc.                                     19,700        361,889
-------------------------------------------------------------------------------
 NCI Building Systems, Inc.(1)                            19,600        348,880
-------------------------------------------------------------------------------
 Simpson Manufacturing Co., Inc.(1)                        3,500        199,955
-------------------------------------------------------------------------------
 Trex Co., Inc.(1)                                        68,700      2,157,180
-------------------------------------------------------------------------------
 Universal Forest Products, Inc.                          90,000      2,107,800
-------------------------------------------------------------------------------
 Watsco, Inc.                                             54,300        990,975
                                                                    -----------
                                                                     17,222,504

-------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--7.9%
 AMN Healthcare Services, Inc.(1)                         11,900        416,619
-------------------------------------------------------------------------------
 Arbitron, Inc.(1)                                        63,800      1,990,560
-------------------------------------------------------------------------------
 Banta Corp.                                              44,500      1,597,550
-------------------------------------------------------------------------------
 Bowne & Co., Inc.                                       135,200      1,992,848

                   28  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES Continued
 Bright Horizons Family Solutions, Inc.(1)                52,400    $ 1,734,964
-------------------------------------------------------------------------------
 Career Education Corp.(1)                                21,500        967,500
-------------------------------------------------------------------------------
 CDI Corp.(1)                                             14,600        475,230
-------------------------------------------------------------------------------
 Central Parking Corp.                                    58,800      1,343,580
-------------------------------------------------------------------------------
 Certegy, Inc.(1)                                         20,500        760,755
-------------------------------------------------------------------------------
 Chemed Corp.                                              4,200        158,298
-------------------------------------------------------------------------------
 Clean Harbors, Inc.(1)                                    6,100         71,736
-------------------------------------------------------------------------------
 Coinstar, Inc.(1)                                        61,600      1,506,120
-------------------------------------------------------------------------------
 Consolidated Graphics, Inc.(1)                           35,100        666,900
-------------------------------------------------------------------------------
 Corinthian Colleges, Inc.(1)                             72,100      2,443,469
-------------------------------------------------------------------------------
 CSS Industries, Inc.(1)                                   8,100        287,550
-------------------------------------------------------------------------------
 Ennis Business Forms, Inc.                               36,300        473,715
-------------------------------------------------------------------------------
 FactSet Research Systems, Inc.                           37,700      1,122,329
-------------------------------------------------------------------------------
 FTI Consulting, Inc.(1)                                  64,550      2,259,895
-------------------------------------------------------------------------------
 G & K Services, Inc., Cl. A                              54,900      1,879,776
-------------------------------------------------------------------------------
 General Binding Corp.(1)                                 31,100        520,303
-------------------------------------------------------------------------------
 Gentiva Health Services, Inc.                            69,600        625,704
-------------------------------------------------------------------------------
 Global Imaging Systems, Inc.(1)                         115,800      2,199,042
-------------------------------------------------------------------------------
 Global Payments, Inc.                                    60,800      1,808,800
-------------------------------------------------------------------------------
 Harland (John H.) Co.                                    62,800      1,770,960
-------------------------------------------------------------------------------
 Headwaters, Inc.(1)                                     118,645      1,868,659
-------------------------------------------------------------------------------
 ICT Group, Inc.(1)                                       85,800      1,558,986
-------------------------------------------------------------------------------
 Imagistics International, Inc.(1)                       114,200      2,451,874
-------------------------------------------------------------------------------
 Information Resources, Inc.(1)                           66,000        619,674
-------------------------------------------------------------------------------
 Innodata Corp.(1)                                        63,600         84,588
-------------------------------------------------------------------------------
 ITT Educational Services, Inc.(1)                        94,300      2,055,740
-------------------------------------------------------------------------------
 Kelly Services, Inc., Cl. A                              32,900        888,629
-------------------------------------------------------------------------------
 Kimball International, Inc., Cl. B                       39,900        653,961
-------------------------------------------------------------------------------
 Labor Ready, Inc.(1)                                    216,600      1,267,110
-------------------------------------------------------------------------------
 Landauer, Inc.                                           26,700      1,036,761
-------------------------------------------------------------------------------
 MemberWorks, Inc.(1)                                     34,000        630,020
-------------------------------------------------------------------------------
 Moore Corp. Ltd.(1)                                     129,900      1,491,252
-------------------------------------------------------------------------------
 MPS Group, Inc.(1)                                      247,400      2,102,900
-------------------------------------------------------------------------------
 Navigant International, Inc.(1)                          50,800        785,876
-------------------------------------------------------------------------------
 New England Business Service, Inc.                       26,600        668,724
-------------------------------------------------------------------------------
 PayPal, Inc.(1)                                          15,200        307,055
-------------------------------------------------------------------------------
 Pegasus Solutions, Inc.(1)                              119,600      2,093,000
-------------------------------------------------------------------------------
 Pegasystems, Inc.(1)                                    125,200      1,129,179
-------------------------------------------------------------------------------
 Per-Se Technologies, Inc.(1)                            162,200      1,492,078
-------------------------------------------------------------------------------
 Pittston Brink's Group                                  102,500      2,460,000
-------------------------------------------------------------------------------
 PRG-Schultz International, Inc.(1)                       87,100      1,072,201

                   29  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES Continued
 ProQuest Co.(1)                                          56,100    $ 1,991,550
-------------------------------------------------------------------------------
 Renaissance Learning, Inc.(1)                            31,600        638,952
-------------------------------------------------------------------------------
 Right Management Consultants, Inc.                       82,150      2,160,463
-------------------------------------------------------------------------------
 RMH Teleservices, Inc.(1)                                74,400        511,128
-------------------------------------------------------------------------------
 Rollins, Inc.                                            20,400        414,936
-------------------------------------------------------------------------------
 Schawk, Inc.                                             23,700        253,590
-------------------------------------------------------------------------------
 Spherion Corp.(1)                                        68,800        818,720
-------------------------------------------------------------------------------
 Stamps.com, Inc.(1)                                     138,600        613,998
-------------------------------------------------------------------------------
 Standard Register Co. (The)                              71,300      2,437,747
-------------------------------------------------------------------------------
 Stericycle, Inc.(1)                                      36,200      1,281,842
-------------------------------------------------------------------------------
 Strayer Education, Inc.                                  24,500      1,558,200
-------------------------------------------------------------------------------
 Sylvan Learning Systems, Inc.(1)                         30,800        614,152
-------------------------------------------------------------------------------
 Tyler Technologies, Inc.(1)                             150,300        799,596
-------------------------------------------------------------------------------
 UniFirst Corp.                                           90,200      2,282,060
-------------------------------------------------------------------------------
 United Stationers, Inc.(1)                                4,100        124,640
-------------------------------------------------------------------------------
 University of Phoenix Online(1)                          26,266        777,999
-------------------------------------------------------------------------------
 Valassis Communications, Inc.(1)                         13,700        500,050
-------------------------------------------------------------------------------
 Viad Corp.                                               39,100      1,016,600
-------------------------------------------------------------------------------
 Wackenhut Corrections Corp.(1)                           56,400        823,440
-------------------------------------------------------------------------------
 Wallace Computer Services, Inc.                          85,600      1,840,400
-------------------------------------------------------------------------------
 Waste Connections, Inc.(1)                               17,900        559,196
-------------------------------------------------------------------------------
 World Fuel Services Corp.                                67,000      1,634,800
                                                                    -----------
                                                                     79,446,529

-------------------------------------------------------------------------------
 CONSTRUCTION & ENGINEERING--0.5%
 Butler Manufacturing Co.                                  6,400        175,680
-------------------------------------------------------------------------------
 Comfort Systems USA, Inc.(1)                            120,300        597,891
-------------------------------------------------------------------------------
 EMCOR Group, Inc.(1)                                     34,100      2,001,670
-------------------------------------------------------------------------------
 McDermott International, Inc.(1)                         82,500        668,250
-------------------------------------------------------------------------------
 URS Corp.(1)                                             40,800      1,142,400
-------------------------------------------------------------------------------
 WCI Communities, Inc.(1)                                 10,200        295,290
                                                                    -----------
                                                                      4,881,181

-------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--1.2%
 Acuity Brands, Inc.                                      18,000        327,600
-------------------------------------------------------------------------------
 Advanced Energy Industries, Inc.(1)                      16,600        368,188
-------------------------------------------------------------------------------
 AMETEK, Inc.                                             34,700      1,292,575
-------------------------------------------------------------------------------
 Baldor Electric Co.                                      39,300        990,360
-------------------------------------------------------------------------------
 Electro Scientific Industries, Inc.(1)                    1,000         24,300
-------------------------------------------------------------------------------
 Energizer Holdings, Inc.(1)                              94,700      2,596,674
-------------------------------------------------------------------------------
 Franklin Electric Co., Inc.                              29,200      1,374,444
-------------------------------------------------------------------------------
 Genlyte Group, Inc. (The)(1)                             30,500      1,239,215

                   30  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT Continued
 Littlefuse, Inc.(1)                                       2,500    $    57,825
-------------------------------------------------------------------------------
 Paxar Corp.(1)                                          125,400      2,100,450
-------------------------------------------------------------------------------
 Smith (A.O.) Corp.                                       61,800      1,928,778
                                                                    -----------
                                                                     12,300,409

-------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--0.3%
 Carlisle Cos., Inc.                                       5,800        260,884
-------------------------------------------------------------------------------
 Lydall, Inc.(1)                                          25,400        387,350
-------------------------------------------------------------------------------
 Tredegar Corp.                                           62,100      1,499,715
-------------------------------------------------------------------------------
 United Industrial Corp.                                  28,300        618,355
                                                                    -----------
                                                                      2,766,304

-------------------------------------------------------------------------------
 MACHINERY--3.8%
 Actuant Corp., Cl. A(1)                                  28,900      1,192,125
-------------------------------------------------------------------------------
 AGCO Corp.(1)                                            43,900        856,050
-------------------------------------------------------------------------------
 Astec Industries, Inc.(1)                                 8,700        139,983
-------------------------------------------------------------------------------
 Barnes Group, Inc.                                       36,000        824,400
-------------------------------------------------------------------------------
 Chicago Bridge & Iron Co. NV                             61,600      1,736,504
-------------------------------------------------------------------------------
 CIRCOR International, Inc.                               78,100      1,339,415
-------------------------------------------------------------------------------
 Clarcor, Inc.                                             1,700         53,805
-------------------------------------------------------------------------------
 Cuno, Inc.(1)                                            52,900      1,913,922
-------------------------------------------------------------------------------
 Donaldson Co., Inc.                                      45,800      1,604,832
-------------------------------------------------------------------------------
 Encore Wire Corp.(1)                                    111,700      1,589,491
-------------------------------------------------------------------------------
 Flowserve Corp.(1)                                       34,300      1,022,140
-------------------------------------------------------------------------------
 Gardner Denver, Inc.(1)                                  50,800      1,016,000
-------------------------------------------------------------------------------
 Gibraltar Steel Corp.                                     1,100         24,409
-------------------------------------------------------------------------------
 Graco, Inc.                                              70,425      1,770,484
-------------------------------------------------------------------------------
 GSI Lumonics, Inc.(1)                                     9,400         72,380
-------------------------------------------------------------------------------
 Harsco Corp.                                             62,400      2,340,000
-------------------------------------------------------------------------------
 Idex Corp.                                               20,400        683,400
-------------------------------------------------------------------------------
 Kaydon Corp.                                             24,400        576,084
-------------------------------------------------------------------------------
 Kennametal, Inc.                                         36,900      1,350,540
-------------------------------------------------------------------------------
 Lincoln Electric Holdings, Inc.                          62,000      1,667,800
-------------------------------------------------------------------------------
 Lindsay Manufacturing Co.                                 4,400        101,860
-------------------------------------------------------------------------------
 Manitowoc Co., Inc.                                      49,800      1,767,402
-------------------------------------------------------------------------------
 Micro General Corp.(1)                                   35,400        590,826
-------------------------------------------------------------------------------
 Mueller Industries, Inc.(1)                               7,100        225,425
-------------------------------------------------------------------------------
 NACCO Industries, Inc., Cl. A                            10,000        581,000
-------------------------------------------------------------------------------
 Oshkosh Truck Corp.                                      16,600        981,226
-------------------------------------------------------------------------------
 Osmonics, Inc.(1)                                        57,200        909,480
-------------------------------------------------------------------------------
 Pentair, Inc.                                            33,200      1,596,256
-------------------------------------------------------------------------------
 Regal-Beloit Corp.                                       21,700        527,527

                   31  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 MACHINERY Continued
 Reliance Steel & Aluminum Co.                            19,600    $   597,800
-------------------------------------------------------------------------------
 Spartan Motors, Inc.                                     13,700        209,884
-------------------------------------------------------------------------------
 Tennant Co.                                                 600         23,760
-------------------------------------------------------------------------------
 Terex Corp.(1)                                           68,300      1,536,067
-------------------------------------------------------------------------------
 Thomas Industries, Inc.                                  62,200      1,791,360
-------------------------------------------------------------------------------
 Timken Co.                                               48,100      1,074,073
-------------------------------------------------------------------------------
 Varian, Inc.(1)                                          54,400      1,792,480
-------------------------------------------------------------------------------
 Wabtec Corp.                                             36,200        515,850
-------------------------------------------------------------------------------
 Watts Industries, Inc., Cl. A                            47,400        940,890
                                                                    -----------
                                                                     37,536,930

-------------------------------------------------------------------------------
 MARINE--0.2%
 Gulfmark Offshore, Inc.(1)                               36,700      1,519,747
-------------------------------------------------------------------------------
 Kirby Corp.(1)                                           37,700        921,765
-------------------------------------------------------------------------------
 Maritrans, Inc.                                           5,700         76,665
                                                                    -----------
                                                                      2,518,177

-------------------------------------------------------------------------------
 ROAD & RAIL--1.5%
 CNF Transportation, Inc.                                 24,400        926,712
-------------------------------------------------------------------------------
 Covenant Transport, Inc., Cl. A(1)                       20,200        429,250
-------------------------------------------------------------------------------
 Dollar Thrifty Automotive Group, Inc.(1)                 63,200      1,636,880
-------------------------------------------------------------------------------
 Genesee & Wyoming, Inc., Cl. A(1)                        69,275      1,562,844
-------------------------------------------------------------------------------
 Heartland Express, Inc.                                  46,840      1,120,881
-------------------------------------------------------------------------------
 Hunt (J.B.) Transport Services, Inc.(1)                  58,200      1,718,064
-------------------------------------------------------------------------------
 Kansas City Southern(1)                                  33,200        564,400
-------------------------------------------------------------------------------
 Knight Transportation, Inc.(1)                           14,400        333,936
-------------------------------------------------------------------------------
 Landstar System, Inc.(1)                                 14,600      1,560,010
-------------------------------------------------------------------------------
 Mullen Transportation, Inc.                              60,200      1,266,619
-------------------------------------------------------------------------------
 P.A.M. Transportation Services, Inc.(1)                  48,100      1,155,362
-------------------------------------------------------------------------------
 Ryder Systems, Inc.                                      75,200      2,037,168
-------------------------------------------------------------------------------
 U.S. Xpress Enterprises, Inc., Cl. A(1)                   6,200         81,282
-------------------------------------------------------------------------------
 Werner Enterprises, Inc.                                 37,600        801,256
                                                                    -----------
                                                                     15,194,664

-------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--9.7%
-------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.5%
 Adaptec, Inc.(1)                                        149,100      1,176,399
-------------------------------------------------------------------------------
 Aspect Communications Corp.(1)                           33,000        105,600
-------------------------------------------------------------------------------
 Bel Fuse, Inc., Cl. A(1)                                  9,000        205,200
-------------------------------------------------------------------------------
 ClearOne Communications, Inc.(1)                         30,800        453,684
-------------------------------------------------------------------------------
 Harris Corp.                                             21,500        779,160
-------------------------------------------------------------------------------
 Inter-Tel, Inc.                                         110,800      1,895,788

                   32  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT Continued
 InterDigital Communications Corp.(1)                     39,000    $   352,950
-------------------------------------------------------------------------------
 Powerwave Technologies, Inc.(1)                          39,100        358,156
                                                                    -----------
                                                                      5,326,937

-------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.7%
 Cray, Inc.(1)                                           139,200        622,224
-------------------------------------------------------------------------------
 Iomega Corp.(1)                                          52,100        669,485
-------------------------------------------------------------------------------
 Pason Systems, Inc.(1)                                   40,000        344,533
-------------------------------------------------------------------------------
 Pinnacle Systems, Inc.(1)                               146,300      1,607,691
-------------------------------------------------------------------------------
 Rainbow Technologies, Inc.(1)                            24,400        120,048
-------------------------------------------------------------------------------
 SimpleTech, Inc.(1)                                     248,700        848,067
-------------------------------------------------------------------------------
 Sonic Solutions, Inc.(1)                                117,000        930,033
-------------------------------------------------------------------------------
 Storage Technology Corp.(1)                              39,000        622,830
-------------------------------------------------------------------------------
 Western Digital Corp.(1)                                254,700        827,775
                                                                    -----------
                                                                      6,592,686

-------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--1.8%
 Benchmark Electronics, Inc.(1)                           71,500      2,073,500
-------------------------------------------------------------------------------
 Checkpoint Systems, Inc.(1)                             110,300      1,290,510
-------------------------------------------------------------------------------
 Cognex Corp.(1)                                          15,800        316,790
-------------------------------------------------------------------------------
 Cohu, Inc.                                               27,800        480,384
-------------------------------------------------------------------------------
 CTS Corp.                                                14,900        179,396
-------------------------------------------------------------------------------
 DSP Group, Inc.(1)                                        9,900        194,040
-------------------------------------------------------------------------------
 EMS Technologies, Inc.(1)                               123,300      2,551,077
-------------------------------------------------------------------------------
 Excel Technology, Inc.(1)                                18,700        392,700
-------------------------------------------------------------------------------
 Hypercom Corp.(1)                                        17,300        133,210
-------------------------------------------------------------------------------
 Identix, Inc.(1)                                         20,825        152,002
-------------------------------------------------------------------------------
 InVision Technologies, Inc.(1)                           17,600        425,216
-------------------------------------------------------------------------------
 Keithley Instruments, Inc.                               39,100        564,604
-------------------------------------------------------------------------------
 MEMC Electronic Materials, Inc.(1)                       23,900        117,110
-------------------------------------------------------------------------------
 Methode Electronics, Inc., Cl. A                        164,900      2,105,773
-------------------------------------------------------------------------------
 MTS Systems Corp.                                        53,800        675,190
-------------------------------------------------------------------------------
 OmniVision Technologies, Inc.(1)                         58,500        839,475
-------------------------------------------------------------------------------
 OSI Systems, Inc.(1)                                     86,600      1,717,278
-------------------------------------------------------------------------------
 Photon Dynamics, Inc.(1)                                 44,400      1,332,000
-------------------------------------------------------------------------------
 Rogers Corp.(1)                                          15,700        428,767
-------------------------------------------------------------------------------
 Sypris Solutions, Inc.(1)                                40,600        739,732
-------------------------------------------------------------------------------
 Teledyne Technologies, Inc.(1)                           74,900      1,554,175
                                                                    ------------
                                                                     18,262,929

                   33  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--0.3%
 Digitas, Inc.(1)                                         72,300    $   328,893
-------------------------------------------------------------------------------
 Fidelity National Information Solutions, Inc.(1)         24,400        585,600
-------------------------------------------------------------------------------
 iManage, Inc.(1)                                         33,000        118,800
-------------------------------------------------------------------------------
 Websense, Inc.(1)                                        78,100      1,997,017
                                                                    -----------
                                                                      3,030,310

-------------------------------------------------------------------------------
 IT CONSULTING & SERVICES--1.5%
 Acxiom Corp.(1)                                          63,400      1,108,866
-------------------------------------------------------------------------------
 Anteon International Corp.(1)                            26,200        662,336
-------------------------------------------------------------------------------
 Carreker Corp.(1)                                       147,000      1,690,500
-------------------------------------------------------------------------------
 Cognizant Technology Solutions Corp.(1)                  35,700      1,918,875
-------------------------------------------------------------------------------
 Gartner, Inc., Cl. A(1)                                 117,100      1,182,710
-------------------------------------------------------------------------------
 Gartner, Inc., Cl. B(1)                                   2,900         27,260
-------------------------------------------------------------------------------
 IDX Systems Corp.(1)                                     10,300        134,106
-------------------------------------------------------------------------------
 J.D. Edwards & Co.(1)                                   185,300      2,251,395
-------------------------------------------------------------------------------
 Manhattan Associates, Inc.(1)                            59,900      1,926,384
-------------------------------------------------------------------------------
 ManTech International Corp.(1)                           33,600        806,064
-------------------------------------------------------------------------------
 Netsolve, Inc.(1)                                        58,800        422,772
-------------------------------------------------------------------------------
 PracticeWorks, Inc.(1)                                   46,300        854,235
-------------------------------------------------------------------------------
 SS&C Technologies, Inc.(1)                               72,800      1,021,384
-------------------------------------------------------------------------------
 Startek, Inc.(1)                                         18,400        492,016
-------------------------------------------------------------------------------
 Syntel, Inc.(1)                                          87,300      1,079,028
                                                                    -----------
                                                                     15,577,931

-------------------------------------------------------------------------------
 OFFICE ELECTRONICS--0.1%
 Ikon Office Solutions, Inc.                              65,700        617,580
-------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.7%
 ATMI, Inc.(1)                                            19,500        436,215
-------------------------------------------------------------------------------
 Axcelis Technologies, Inc.(1)                            71,100        803,430
-------------------------------------------------------------------------------
 ChipPAC, Inc.(1)                                        124,500        769,410
-------------------------------------------------------------------------------
 Cymer, Inc.(1)                                           50,800      1,780,032
-------------------------------------------------------------------------------
 Entegris, Inc.(1)                                       132,400      1,933,040
-------------------------------------------------------------------------------
 ESS Technology, Inc.(1)                                 106,400      1,866,256
-------------------------------------------------------------------------------
 FEI Co.(1)                                               33,700        825,987
-------------------------------------------------------------------------------
 FSI International, Inc.(1)                               74,800        558,756
-------------------------------------------------------------------------------
 Genesis Microchip, Inc.(1)                                4,549         37,939
-------------------------------------------------------------------------------
 Integrated Circuit Systems, Inc.(1)                      29,500        595,605
-------------------------------------------------------------------------------
 LTX Corp.(1)                                             29,300        418,404
-------------------------------------------------------------------------------
 MKS Instruments, Inc.(1)                                 83,900      1,683,873
-------------------------------------------------------------------------------
 Monolithic System Technology, Inc.(1)                    47,500        532,000
-------------------------------------------------------------------------------
 Power Integrations, Inc.(1)                             120,500      2,156,829
-------------------------------------------------------------------------------
 Rambus, Inc.(1)                                         149,000        609,410

                   34  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS Continued
 Semitool, Inc.(1)                                         4,200    $    34,272
-------------------------------------------------------------------------------
 Silicon Image, Inc.(1)                                  105,900        648,108
-------------------------------------------------------------------------------
 Silicon Laboratories, Inc.(1)                            68,300      1,848,198
-------------------------------------------------------------------------------
 Siliconix, Inc.(1)                                       57,800      1,601,060
-------------------------------------------------------------------------------
 Standard Microsystems Corp.(1)                           80,200      1,893,522
-------------------------------------------------------------------------------
 Supertex, Inc.(1)                                         9,800        172,676
-------------------------------------------------------------------------------
 Transmeta Corp.(1)                                      105,800        248,630
-------------------------------------------------------------------------------
 Ultratech Stepper, Inc.(1)                               75,600      1,223,964
-------------------------------------------------------------------------------
 Varian Semiconductor Equipment Associates, Inc.(1)       41,000      1,391,130
-------------------------------------------------------------------------------
 Zoran Corp.(1)                                          112,100      2,568,211
                                                                    -----------
                                                                     26,636,957

-------------------------------------------------------------------------------
 SOFTWARE--2.1%
 @Road, Inc.(1)                                          116,150        716,645
-------------------------------------------------------------------------------
 Activision, Inc.(1)                                      29,600        860,176
-------------------------------------------------------------------------------
 Ansoft Corp.(1)                                         147,600        867,888
-------------------------------------------------------------------------------
 Ansys, Inc.(1)                                           91,100      1,831,110
-------------------------------------------------------------------------------
 Catapult Communications Corp.(1)                         85,000      1,859,035
-------------------------------------------------------------------------------
 Cerner Corp.(1)                                          19,500        932,685
-------------------------------------------------------------------------------
 Concord Communications, Inc.(1)                          37,400        616,352
-------------------------------------------------------------------------------
 Dendrite International, Inc.(1)                          38,500        372,295
-------------------------------------------------------------------------------
 Documentum, Inc.(1)                                      63,400        760,800
-------------------------------------------------------------------------------
 Fair, Isaac & Co., Inc.                                   7,350        241,595
-------------------------------------------------------------------------------
 Fargo Electronics, Inc.(1)                               63,400        521,148
-------------------------------------------------------------------------------
 Gerber Scientific, Inc.(1)                               23,000         80,730
-------------------------------------------------------------------------------
 HPL Technologies, Inc.(1)                                21,100        317,766
-------------------------------------------------------------------------------
 Imation Corp.(1)                                         77,700      2,312,352
-------------------------------------------------------------------------------
 Inet Technologies, Inc.(1)                                1,600         10,800
-------------------------------------------------------------------------------
 JDA Software Group, Inc.(1)                              77,100      2,178,846
-------------------------------------------------------------------------------
 Kronos, Inc.(1)                                          27,050        824,727
-------------------------------------------------------------------------------
 MICROS Systems, Inc.(1)                                  16,400        454,444
-------------------------------------------------------------------------------
 Plumtree Software, Inc.(1)                               32,700        162,846
-------------------------------------------------------------------------------
 Precis, Inc.(1)                                          12,800        115,840
-------------------------------------------------------------------------------
 Radiant Systems, Inc.(1)                                154,500      2,013,135
-------------------------------------------------------------------------------
 Roxio, Inc.(1)                                          138,700        998,640
-------------------------------------------------------------------------------
 ScanSoft, Inc.(1)                                       146,300      1,082,620
-------------------------------------------------------------------------------
 Take-Two Interactive Software, Inc.(1,2)                 58,600      1,206,574
                                                                    -----------
                                                                     21,339,049

                   35  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 MATERIALS--6.5%
-------------------------------------------------------------------------------
 CHEMICALS--3.1%
 AEP Industries, Inc.(1)                                  20,000    $   710,000
-------------------------------------------------------------------------------
 Airgas, Inc.(1)                                         121,900      2,108,870
-------------------------------------------------------------------------------
 Albemarle Corp.                                          71,500      2,198,625
-------------------------------------------------------------------------------
 Arch Chemicals, Inc.                                     33,100        817,570
-------------------------------------------------------------------------------
 ChemFirst, Inc.                                          48,900      1,400,985
-------------------------------------------------------------------------------
 Crompton Corp.                                          110,100      1,403,775
-------------------------------------------------------------------------------
 Ferro Corp.                                              22,600        681,390
-------------------------------------------------------------------------------
 Georgia Gulf Corp.                                       83,300      2,202,452
-------------------------------------------------------------------------------
 Great Lakes Chemical Corp.                               53,800      1,425,162
-------------------------------------------------------------------------------
 H.B. Fuller Co.                                           4,300        125,947
-------------------------------------------------------------------------------
 IMC Global, Inc.                                         59,500        743,750
-------------------------------------------------------------------------------
 International Specialty Products, Inc.(1)                 3,900         30,030
-------------------------------------------------------------------------------
 Mine Safety Appliances Co.                               11,700        468,000
-------------------------------------------------------------------------------
 Octel Corp.(1)                                          104,500      2,649,075
-------------------------------------------------------------------------------
 Olin Corp.                                              100,400      2,223,860
-------------------------------------------------------------------------------
 Omnova Solutions, Inc.(1)                               266,800      2,241,120
-------------------------------------------------------------------------------
 PolyOne Corp.                                           164,600      1,851,750
-------------------------------------------------------------------------------
 Quaker Chemical Corp.                                    16,800        411,600
-------------------------------------------------------------------------------
 RPM, Inc.                                               107,000      1,631,750
-------------------------------------------------------------------------------
 Schulman (A.), Inc.                                     123,800      2,655,386
-------------------------------------------------------------------------------
 Scotts Co. (The), Cl. A(1)                               21,400        971,560
-------------------------------------------------------------------------------
 Valspar Corp. (The)                                      41,000      1,850,740
                                                                    -----------
                                                                     30,803,397

-------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS--0.4%
 AMCOL International Corp.                                72,900        499,365
-------------------------------------------------------------------------------
 Ameron International Corp.                                8,700        628,575
-------------------------------------------------------------------------------
 Centex Construction Products, Inc.                       37,200      1,354,080
-------------------------------------------------------------------------------
 Florida Rock Industries, Inc.                            34,200      1,224,702
-------------------------------------------------------------------------------
 Texas Industries, Inc.                                   12,700        399,923
                                                                    -----------
                                                                      4,106,645

-------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--1.3%
 Astronics Corp.                                          31,600        252,800
-------------------------------------------------------------------------------
 Ball Corp.                                               42,000      1,742,160
-------------------------------------------------------------------------------
 Bway Corp.(1)                                            39,000        622,050
-------------------------------------------------------------------------------
 Caraustar Industries, Inc.                               50,700        632,736
-------------------------------------------------------------------------------
 Chesapeake Corp.                                          1,600         42,128
-------------------------------------------------------------------------------
 Crown Cork & Seal Co., Inc.(1)                          184,600      1,264,510
-------------------------------------------------------------------------------
 Graphic Packaging International Corp.(1)                 70,200        649,350
-------------------------------------------------------------------------------
 Ivex Packaging Corp.(1)                                  98,400      2,240,568

                   36  OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 CONTAINERS & PACKAGING Continued
 Myers Industries, Inc.                                   48,900    $   838,146
-------------------------------------------------------------------------------
 Owens-Illinois, Inc.(1)                                  90,700      1,246,218
-------------------------------------------------------------------------------
 Pactiv Corp.(1)                                          17,200        409,360
-------------------------------------------------------------------------------
 Rock-Tenn Co., Cl. A                                     28,200        517,470
-------------------------------------------------------------------------------
 Silgan Holdings, Inc.(1)                                 66,500      2,689,260
                                                                    -----------
                                                                     13,146,756

-------------------------------------------------------------------------------
 METALS & MINING--1.2%
 AK Steel Holding Corp.(1)                                38,500        493,185
-------------------------------------------------------------------------------
 Commercial Metals Co.                                    27,800      1,304,932
-------------------------------------------------------------------------------
 Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)          101,300      1,808,205
-------------------------------------------------------------------------------
 Goldcorp, Inc.                                           68,500        699,458
-------------------------------------------------------------------------------
 IMCO Recycling, Inc.(1)                                  56,100        552,585
-------------------------------------------------------------------------------
 Meridian Gold, Inc.(1)                                   53,200        863,988
-------------------------------------------------------------------------------
 NS Group, Inc.(1)                                        20,200        192,910
-------------------------------------------------------------------------------
 Oregon Steel Mills, Inc.(1)                              85,900        515,400
-------------------------------------------------------------------------------
 Quanex Corp.                                             57,600      2,517,120
-------------------------------------------------------------------------------
 Royal Gold, Inc.                                         28,300        386,578
-------------------------------------------------------------------------------
 Southern Peru Copper Corp.                                2,300         34,477
-------------------------------------------------------------------------------
 Steel Dynamics, Inc.(1)                                  57,800        951,966
-------------------------------------------------------------------------------
 Titanium Metals Corp.(1)                                 26,300         92,050
-------------------------------------------------------------------------------
 USEC, Inc.                                                8,200         72,160
-------------------------------------------------------------------------------
 Worthington Industries, Inc.                             64,400      1,165,640
                                                                    -----------
                                                                     11,650,654

-------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--0.5%
 Deltic Timber Corp.                                      44,800      1,544,704
-------------------------------------------------------------------------------
 Glatfelter                                              123,400      2,319,920
-------------------------------------------------------------------------------
 Rayonier, Inc.                                           24,400      1,198,772
                                                                    -----------
                                                                      5,063,396

-------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--0.2%
-------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
 AXXENT, Inc.(1,2)                                       100,000             --
-------------------------------------------------------------------------------
 BroadWing, Inc.(1)                                      146,000        379,600
-------------------------------------------------------------------------------
 Commonwealth Telephone Enterprises, Inc.(1)              40,300      1,621,672
-------------------------------------------------------------------------------
 General Communication, Inc., Cl. A(1)                     4,000         26,680
-------------------------------------------------------------------------------
 North Pittsburgh Systems, Inc.                           10,400        167,336
                                                                    -----------
                                                                      2,195,288

-------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--0.0%
 Boston Communications Group, Inc.(1)                      1,300         10,452

                   37  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                         SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 UTILITIES--1.0%
-------------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.8%
 CH Energy Group, Inc.                                    30,700    $ 1,511,975
-------------------------------------------------------------------------------
 Cleco Corp.                                              35,800        784,020
-------------------------------------------------------------------------------
 Navigo Energy, Inc.(1)                                  470,000      1,199,027
-------------------------------------------------------------------------------
 Opticnet, Inc.(1)                                        13,300             --
-------------------------------------------------------------------------------
 Paramount Resources Ltd.(1)                             220,000      2,169,768
-------------------------------------------------------------------------------
 Vermilion Resources Ltd.(1)                             256,700      1,746,890
-------------------------------------------------------------------------------
 WPS Resources Corp.                                       9,800        400,134
                                                                    -----------
                                                                      7,811,814

-------------------------------------------------------------------------------
 GAS UTILITIES--0.2%
 AGL Resources, Inc.                                       2,300         53,360
-------------------------------------------------------------------------------
 Southwestern Energy Co.(1)                               31,300        475,447
-------------------------------------------------------------------------------
 UGI Corp.                                                42,100      1,344,673
                                                                    -----------
                                                                      1,873,480
                                                                    -----------
 Total Common Stocks (Cost $854,175,786)                            957,969,287

================================================================================
 PREFERRED STOCKS--0.0%
-------------------------------------------------------------------------------
 Astronics Corp., Cl. B (Cost $105,873)                    7,900         63,200

                                                       PRINCIPAL
                                                          AMOUNT
================================================================================
 REPURCHASE AGREEMENTS--0.7%
-------------------------------------------------------------------------------
 Repurchase agreement with Banc One Capital Markets,
 Inc., 1.90%, dated 6/28/02, to be repurchased at
 $6,986,106 on 7/1/02, collateralized by U.S.
 Treasury Bonds, 6.375%--8.125%, 11/15/16--8/15/27,
 with a value of $2,520,008 and U.S. Treasury Nts.,
 3.50%--5.50%, 1/31/03--11/15/06, with a value of
 $4,614,121 (Cost $6,985,000)                         $6,985,000      6,985,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $861,266,659)            96.5%   965,017,487
-------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                             3.5     34,706,907
                                                      -------------------------
 NET ASSETS                                                100.0%  $999,724,394
                                                      =========================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of
Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   38  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES  June 30, 2002

================================================================================
 ASSETS
--------------------------------------------------------------------------------
 Investments, at value (cost $861,266,659) --
 see accompanying statement                                      $  965,017,487
--------------------------------------------------------------------------------
 Cash                                                                   577,838
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                    39,909,912
 Shares of beneficial interest sold                                   4,015,977
 Interest and dividends                                                 429,598
 Other                                                                    4,647
                                                                 ---------------
 Total assets                                                     1,009,955,459

================================================================================
 LIABILITIES
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                6,758,374
 Shares of beneficial interest redeemed                               2,188,542
 Distribution and service plan fees                                     597,334
 Transfer and shareholder servicing agent fees                          438,528
 Shareholder reports                                                    124,833
 Trustees' compensation                                                     145
 Other                                                                  123,309
                                                                 ---------------
 Total liabilities                                                   10,231,065

================================================================================
 NET ASSETS                                                      $  999,724,394
                                                                 ===============

================================================================================
 COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
 Par value of shares of beneficial interest                      $       66,835
--------------------------------------------------------------------------------
 Additional paid-in capital                                         909,184,380
--------------------------------------------------------------------------------
 Accumulated net investment loss                                       (328,868)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments and
 foreign currency transactions                                      (12,948,832)
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies        103,750,879
                                                                 ---------------
 NET ASSETS                                                      $  999,724,394
                                                                 ===============

                   39  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

================================================================================
 NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $512,337,404 and 33,895,667 shares of beneficial interest outstanding)   $15.12
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                              $16.04
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $285,102,368 and 19,282,935 shares of beneficial
 interest outstanding)                                                    $14.79
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $186,108,477 and 12,583,805 shares of beneficial
 interest outstanding)                                                    $14.79
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,556,758 and 966,971 shares of beneficial
 interest outstanding)                                                    $15.05
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $1,619,387 and 106,029 shares of beneficial interest
 outstanding)                                                             $15.27

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   40  OPPENHEIMER MAIN STREET SMALL CAP FUND

OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS  For the Year Ended June 30, 2002

================================================================================
 INVESTMENT INCOME
--------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $11,816)            $ 5,922,532
--------------------------------------------------------------------------------
 Interest                                                               504,192
                                                                    ------------
 Total investment income                                              6,426,724
================================================================================
 EXPENSES
--------------------------------------------------------------------------------
 Management fees                                                      5,200,091
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                965,020
 Class B                                                              2,186,403
 Class C                                                              1,271,286
 Class N                                                                 29,436
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              1,274,263
 Class B                                                                719,548
 Class C                                                                424,645
 Class N                                                                 21,239
 Class Y                                                                  1,474
--------------------------------------------------------------------------------
 Shareholder reports                                                    417,795
--------------------------------------------------------------------------------
 Custodian fees and expenses                                             13,513
--------------------------------------------------------------------------------
 Trustees' compensation                                                  11,349
--------------------------------------------------------------------------------
 Other                                                                  160,893
                                                                    ------------
 Total expenses                                                      12,696,955
 Less reduction to custodian expenses                                   (11,917)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees -- Class Y                                           (300)
                                                                    ------------
 Net expenses                                                        12,684,738

================================================================================
 NET INVESTMENT LOSS                                                 (6,258,014)

================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
 Net realized loss on:
 Investments                                                         (7,453,577)
 Foreign currency transactions                                         (308,119)
                                                                    ------------
 Net realized loss                                                   (7,761,696)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                         21,039,381
 Translation of assets and liabilities
 denominated in foreign currencies                                      436,850
                                                                    ------------
 Net change                                                          21,476,231
                                                                    ------------
 Net realized and unrealized gain                                    13,714,535

================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 7,456,521
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   41  OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED JUNE 30,                                         2002          2001
================================================================================
 OPERATIONS
--------------------------------------------------------------------------------
 Net investment loss                                 $ (6,258,014) $ (3,806,723)
--------------------------------------------------------------------------------
 Net realized gain (loss)                              (7,761,696)   16,845,270
--------------------------------------------------------------------------------
 Net change in unrealized appreciation                 21,476,231    25,617,376
                                                     ---------------------------
 Net increase in net assets resulting from operations   7,456,521    38,655,923

================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                 (171,921)  (11,296,401)
 Class B                                                  (99,876)   (6,848,507)
 Class C                                                  (55,675)   (3,179,103)
 Class N                                                   (1,787)           --
 Class Y                                                     (266)          (79)

================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                              212,551,970   143,557,768
 Class B                                              106,799,632    73,742,602
 Class C                                               95,276,969    43,053,395
 Class N                                               13,316,809       905,674
 Class Y                                                1,582,245            --

================================================================================
 NET ASSETS
--------------------------------------------------------------------------------
 Total increase                                       436,654,621   278,591,272
--------------------------------------------------------------------------------
 Beginning of period                                  563,069,773   284,478,501
                                                     ---------------------------
 End of period (including accumulated net investment
 loss of $328,868 and $129,090, respectively)        $999,724,394  $563,069,773
                                                     ===========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   42  OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

 CLASS A   YEAR ENDED JUNE 30,                        2002      2001   2000(1)
================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period               $15.02    $14.77    $10.00
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.08)     (.08)     (.06)
 Net realized and unrealized gain                      .19      1.12      4.85
                                                    ----------------------------
 Total from investment operations                      .11      1.04      4.79
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                 (.01)     (.79)     (.02)
--------------------------------------------------------------------------------
 Net asset value, end of period                     $15.12    $15.02    $14.77
                                                    ============================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                  0.71%     7.66%    47.98%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)         $512,337  $294,780  $141,721
--------------------------------------------------------------------------------
 Average net assets (in thousands)                $386,221  $205,916  $ 75,295
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                 (0.50)%   (0.60)%   (0.82)%
 Expenses                                             1.37%     1.28%     1.50%
--------------------------------------------------------------------------------
 Portfolio turnover rate                               134%      181%      108%

1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   43  OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS B   YEAR ENDED JUNE 30,                        2002      2001   2000(1)
================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period               $14.80    $14.68    $10.00
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.12)     (.14)     (.11)
 Net realized and unrealized gain                      .12      1.05      4.81
                                                    ----------------------------
 Total from investment operations                       --       .91      4.70
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                 (.01)     (.79)     (.02)
--------------------------------------------------------------------------------
 Net asset value, end of period                     $14.79    $14.80    $14.68
                                                    ============================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (0.02)%    6.79%    47.08%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)         $285,102  $177,479   $99,060
--------------------------------------------------------------------------------
 Average net assets (in thousands)                $218,939  $128,350   $51,951
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                 (1.25)%   (1.36)%   (1.53)%
 Expenses                                             2.12%     2.05%     2.21%
--------------------------------------------------------------------------------
 Portfolio turnover rate                               134%      181%      108%

1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   44  OPPENHEIMER MAIN STREET SMALL CAP FUND

 CLASS C   YEAR ENDED JUNE 30,                        2002      2001   2000(1)
================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period               $14.81    $14.68    $10.00
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.10)     (.13)     (.10)
 Net realized and unrealized gain                      .09      1.05      4.80
                                                    ----------------------------
 Total from investment operations                     (.01)      .92      4.70
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                 (.01)     (.79)     (.02)
--------------------------------------------------------------------------------
 Net asset value, end of period                     $14.79    $14.81    $14.68
                                                    ============================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (0.09)%    6.86%    47.08%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)         $186,108   $89,814   $43,695
--------------------------------------------------------------------------------
 Average net assets (in thousands)                $127,393   $60,762   $21,984
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                 (1.23)%   (1.36)%   (1.54)%
 Expenses                                             2.12%     2.05%     2.21%
--------------------------------------------------------------------------------
 Portfolio turnover rate                               134%      181%      108%

1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   45  OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS N   YEAR ENDED JUNE 30,                        2002   2001(1)
======================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------
 Net asset value, beginning of period               $15.00    $13.53
----------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.12)     (.02)
 Net realized and unrealized gain                      .18      1.49
                                                    ------------------
 Total from investment operations                      .06      1.47
----------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                 (.01)       --
----------------------------------------------------------------------
 Net asset value, end of period                     $15.05    $15.00
                                                    ==================

======================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                  0.38%    10.87%
----------------------------------------------------------------------

======================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------
 Net assets, end of period (in thousands)          $14,557      $995
----------------------------------------------------------------------
 Average net assets (in thousands)                 $ 5,924      $445
----------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                 (0.66)%   (0.76)%
 Expenses                                             1.65%     1.59%
----------------------------------------------------------------------
 Portfolio turnover rate                               134%      181%

1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   46  OPPENHEIMER MAIN STREET SMALL CAP FUND

 CLASS Y   YEAR ENDED JUNE 30,                        2002      2001   2000(1)
================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period               $15.11    $14.82    $10.00
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.10)     (.05)     (.04)
 Net realized and unrealized gain                      .27      1.13      4.88
                                                    ----------------------------
 Total from investment operations                      .17      1.08      4.84
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                 (.01)     (.79)     (.02)
--------------------------------------------------------------------------------
 Net asset value, end of period                     $15.27    $15.11    $14.82
                                                    ============================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                  1.11%     7.90%    48.48%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)           $1,619        $2        $1
--------------------------------------------------------------------------------
 Average net assets (in thousands)                  $  813        $2        $1
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                         0.01%    (0.23)%   (0.37)%
 Expenses                                             0.97%     0.89%     1.18%
--------------------------------------------------------------------------------
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees       0.93%      N/A       N/A
--------------------------------------------------------------------------------
 Portfolio turnover rate                               134%      181%      108%

1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   47  OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Main Street Small Cap Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                   48  OPPENHEIMER MAIN STREET SMALL CAP FUND

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
Therefore, no federal income or excise tax provision is required.
   As of June 30, 2002, the Fund had approximately $2,246,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately
$1,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.

As of June 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:
                             EXPIRING
                             ------------------------
                             2010         $9,288,506

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                   49  OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $6,170,462, a decrease in accumulated net investment loss of $6,058,236, and a decrease in accumulated net realized loss on investments of $112,226. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended June 30, 2002 and June 30, 2001 was as follows:
                                           YEAR ENDED        YEAR ENDED
                                        JUNE 30, 2002     JUNE 30, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income             $329,525       $19,910,744
                 Long-term capital gain            --         1,413,346
                 Return of capital                 --                --
                                           ----------------------------
                 Total                       $329,525       $21,324,090
                                           ============================

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss        $  (328,868)
                 Accumulated net realized loss          (12,948,832)
                 Net unrealized appreciation             103,750,879
                                                        ------------
                 Total                                  $ 90,473,179
                                                        ============

                   50  OPPENHEIMER MAIN STREET SMALL CAP FUND

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                   51  OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED    JUNE 30, 2002       YEAR ENDED JUNE 30, 2001(1)
                                  SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------

CLASS A
Sold                          24,740,817    $ 363,788,096       13,028,868     $184,589,914
Dividends and/or
distributions reinvested          11,094          160,197          789,486       10,673,853
Redeemed                     (10,479,777)    (151,396,323)      (3,787,385)     (51,705,999)
                            ----------------------------------------------------------------
Net increase                  14,272,134    $ 212,551,970       10,030,969     $143,557,768
                            ================================================================

--------------------------------------------------------------------------------------------
CLASS B
Sold                          10,930,651    $ 158,530,451        6,254,301     $ 87,722,672
Dividends and/or
distributions reinvested           6,485           91,991          464,503        6,215,061
Redeemed                      (3,642,765)     (51,822,810)      (1,478,445)     (20,195,131)
                            ----------------------------------------------------------------
Net increase                   7,294,371    $ 106,799,632        5,240,359     $ 73,742,602
                            ================================================================

--------------------------------------------------------------------------------------------
CLASS C
Sold                           8,373,107    $ 121,560,427        3,546,090     $ 49,426,281
Dividends and/or
distributions reinvested           3,456           49,019          209,417        2,804,094
Redeemed                      (1,858,077)     (26,332,477)        (666,269)      (9,176,980)
                            ----------------------------------------------------------------
Net increase                   6,518,486    $  95,276,969        3,089,238     $ 43,053,395
                            ================================================================

--------------------------------------------------------------------------------------------
CLASS N
Sold                             981,003    $  14,505,501           66,698     $   911,127
Dividends and/or
distributions reinvested             124            1,786               --               --
Redeemed                         (80,478)      (1,190,478)            (376)          (5,453)
                            ----------------------------------------------------------------
Net increase                     900,649    $  13,316,809           66,322     $    905,674
                            ================================================================

--------------------------------------------------------------------------------------------
CLASS Y
Sold                             117,268    $   1,746,956               --     $         --
Dividends and/or
distributions reinvested              18              264               --               --
Redeemed                         (11,357)        (164,975)              --               --
                            ----------------------------------------------------------------
Net increase (decrease)          105,929    $   1,582,245               --     $         --
                            ================================================================

1. For the year ended June
30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001
(inception of offering) to June 30, 2001, for Class N shares.

                   52  OPPENHEIMER MAIN STREET SMALL CAP FUND

================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of
purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2002, were $1,374,919,652 and
$963,293,492, respectively.

As of June 30, 2002,
unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $863,009,468 was composed of:

           Gross unrealized appreciation         $148,309,431
           Gross unrealized depreciation          (46,301,412)
                                                 ------------
           Net unrealized appreciation           $102,008,019
                                                 ============

The difference between
book-basis and tax-basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain
(loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management
fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million; and
0.60% of average annual net assets in excess of $800 million. The Fund’s management fee for the year ended June 30, 2002, was an annualized rate of
0.70%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES.
OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

        OFS
has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                   53  OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  AGGREGATE        CLASS A     CONCESSIONS      CONCESSIONS     CONCESSIONS     CONCESSIONS
                  FRONT-END      FRONT-END      ON CLASS A       ON CLASS B      ON CLASS C      ON CLASS N
              SALES CHARGES  SALES CHARGES          SHARES           SHARES          SHARES          SHARES
YEAR             ON CLASS A    RETAINED BY     ADVANCED BY      ADVANCED BY     ADVANCED BY     ADVANCED BY
ENDED                SHARES    DISTRIBUTOR  DISTRIBUTOR(1)   DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------

June 30, 2002    $2,542,543       $766,803        $139,054       $3,604,949        $853,810        $113,464

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and
Class N shares from its own resources at the time of sale.

                          CLASS A        CLASS B        CLASS C        CLASS N
                       CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                         DEFERRED       DEFERRED       DEFERRED       DEFERRED
                    SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
YEAR                  RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
ENDED                 DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
------------------------------------------------------------------------------
June 30, 2002             $10,837       $352,183        $19,073            $42

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A
SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the
Fund. For the year ended June 30, 2002, payments under the Class A Plan totaled
$965,020, all of which were paid by the Distributor to recipients, and included
$64,556 paid to an affiliate of the Manager. Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
PLAN FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

Distribution fees paid to the Distributor for the year ended June 30, 2002, were as follows:

                                                                  DISTRIBUTOR'S
                                                   DISTRIBUTOR'S      AGGREGATE
                                                       AGGREGATE   UNREIMBURSED
                                                    UNREIMBURSED  EXPENSES AS %
                 TOTAL PAYMENTS  AMOUNT RETAINED        EXPENSES  OF NET ASSETS
                     UNDER PLAN   BY DISTRIBUTOR      UNDER PLAN       OF CLASS
-------------------------------------------------------------------------------
Class B Plan         $2,186,403       $1,811,550      $6,409,930           2.25%
Class C Plan          1,271,286          570,356       2,099,324           1.13
Class N Plan             29,436           29,350         259,863           1.79

                   54  OPPENHEIMER MAIN STREET SMALL CAP FUND

================================================================================
5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract
is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The
net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The
Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES
As of June 30, 2002,
investments in securities included issues that are illiquid or restricted.
Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of
Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2002 was $1,975,189, which represents 0.20% of the
Fund’s net assets, of which $768,615 is considered restricted. Information concerning restricted securities is as follows:

                        ACQUISITION               VALUATION AS OF     UNREALIZED
SECURITY                      DATES       COST      JUNE 30, 2002   DEPRECIATION
--------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Canadian 88 Energy Corp.     6/4/02   $784,403           $768,615        $15,788

                   55  OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
7. BANK BORROWINGS
The Fund may borrow from a
bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%.
The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus
0.45%. Borrowings are payable within 30 days after such loan is executed. The
Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended or at June 30,
2002

                                                    Appendix A

                                             Industry Classifications
                                             ------------------------

Aerospace & Defense                                Household Durables
Air Freight & Couriers                             Household Products
Airlines                                           Industrial Conglomerates
Auto Components                                    Insurance
Automobiles                                        Internet & Catalog Retail
Banks                                              Internet Software & Services
Beverages                                          Information Technology Consulting & Services
Biotechnology                                      Leisure Equipment & Products
Building Products                                  Machinery
Chemicals                                          Marine
Commercial Services & Supplies                     Media
Communications Equipment                           Metals & Mining
Computers & Peripherals                            Multiline Retail
Construction & Engineering                         Multi-Utilities
Construction Materials                             Office Electronics
Containers & Packaging                             Oil & Gas
Distributors                                       Paper & Forest Products
Diversified Financials                             Personal Products
Diversified Telecommunication Services             Pharmaceuticals
Electric Utilities                                 Real Estate
Electrical Equipment                               Road & Rail
Electronic Equipment & Instruments                 Semiconductor Equipment & Products
Energy Equipment & Services                        Software
Food & Drug Retailing                              Specialty Retail
Food Products                                      Textiles & Apparel
Gas Utilities                                      Tobacco
Health Care Equipment & Supplies                   Trading Companies & Distributors
Health Care Providers & Services                   Transportation Infrastructure
Hotels Restaurants & Leisure                       Water Utilities
                                                   Wireless Telecommunication Services

                                                    Appendix B

OppenheimerFunds
Special Sales Charge Arrangements and Waivers

In certain cases, the
initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc.,
(referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to
all funds. For example, waivers relating to Retirement Plans do not apply to
Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of
the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term “Retirement
Plan” refers to the following types of plans:

 

1)
plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, 2)
non-qualified deferred compensation plans, 3) employee benefit plans3
 4) Group Retirement Plans4  5) 403(b)(7) custodial plan
accounts 6) Individual Retirement Accounts (“IRAs”), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs

              or SIMPLE plans

The interpretation of these
provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or
OppenheimerFunds, Inc. (referred to in this document as the
“Manager”).

Waivers that apply at
the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

                  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
-------------------------------------------------------------------------------------------------------------------

Purchases of Class A
Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May
Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

        There
is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under “Class A Contingent Deferred Sales
Charge.”5 This waiver provision applies to:

|_| Purchases of Class A
shares aggregating $1 million or more.

|_|

Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7)
Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1)   through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

 

2)
by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1)   The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a

 

daily
valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P.
(“MLIM”), that are made available under a Service Agreement between
Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

 

2)
The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)

The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the
Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                             II. Waivers of Class A Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

         II. Waivers of Class A Sales Charges of Oppenheimer Funds

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by
the following investors are not subject to any Class A sales charges (and no
concessions are paid by the Distributor on such purchases): |_| The Manager or
its affiliates.

|_|

Present or former officers, directors, trustees and employees (and their
“immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
“immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
(step-children, step-parents, etc.) are included.

|_|

Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

|_|

Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

|_|

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the
Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

|_|

Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients.
Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

|_|

Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

|_|

“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

|_|

Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

|_|

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

|_|

Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

|_| A unit investment trust
that has entered into an appropriate agreement with the Distributor. |_|
Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the

 

Distributor
to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a),
401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

|_|

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose
Class B or Class C shares of a Former Quest for Value Fund were exchanged for
Class A shares of that Fund due to the termination of the Class B and Class C
TRAC-2000 program on November 24, 1995.

|_|

A qualified Retirement Plan that had agreed with the former Quest for Value
Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or
purchased in the following transactions are not subject to sales charges (and no
concessions are paid by the Distributor on such purchases): |_| Shares issued in
plans of reorganization, such as mergers, asset acquisitions and exchange offers, to

         which the Fund is a party.

|_|

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash
Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

|_|

Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker’s customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

|_|

Shares purchased with the proceeds of maturing principal units of any Qualified
Unit Investment Liquid Trust Series.

|_|

Shares purchased by the reinvestment of loan repayments by a participant in a
Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent
deferred sales charge is also waived if shares that would otherwise be subject
to the contingent deferred sales charge are redeemed in the following cases: |_|
To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account

         value adjusted annually.

|_|

Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and
Policies,” in the applicable fund Prospectus).

|_|

For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2)   To return excess contributions.
         3)   To return contributions made due to a mistake of fact.
         4)   Hardship withdrawals, as defined in the plan.6

 

5)
Under a Qualified Domestic Relations Order, as defined in the Internal Revenue
Code, or, in the case of an IRA, a divorce or separation agreement described in
Section 71(b) of the Internal Revenue Code.

         6)   To meet the minimum distribution requirements of the Internal Revenue Code.
         7)   To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
              Revenue Code.
         8)   For loans to participants or beneficiaries.
         9)   Separation from service.7

 

10)
Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

 

11)
Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

|_|

For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

|_|

For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

|_|

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

                   III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------

The Class B, Class C and
Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and
Class N contingent deferred sales charges will be waived for redemptions of
shares in the following cases: |_| Shares redeemed involuntarily, as described
in “Shareholder Account Rules and Policies,” in the

         applicable Prospectus.

|_|

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

|_|

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary.

|_|

Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

|_|

Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

|_|

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

|_|

Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.

|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1)   Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2)   To return excess contributions made to a participant's account.
         3)   To return contributions made due to a mistake of fact.
         4)   To make hardship withdrawals, as defined in the plan.9

 

5)
To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b)
of the Internal Revenue Code.

         6)   To meet the minimum distribution requirements of the Internal Revenue Code.
         7)   To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
              Revenue Code.
         8)   For loans to participants or beneficiaries.10
         9)   On account of the participant's separation from service.11

 

10)
Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

 

11)
Distributions made on account of a plan termination or “in-service”
distributions, if the redemption proceeds are rolled over directly to an
OppenheimerFunds-sponsored IRA.

 

12)
For distributions from a participant’s account under an Automatic
Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

 

13)
Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

 

14)
For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

|_|

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal
Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred
sales charge is also waived on Class B and Class C shares sold or issued in the
following cases: |_| Shares sold to the Manager or its affiliates.

|_|

Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

|_| Shares issued in plans
of reorganization to which the Fund is a party.

|_|

Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the
Fund, the Manager and its affiliates and retirement plans established by them for their employees.

   IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                           Former Quest for Value Funds
-------------------------------------------------------------------------------------------------------------------

The initial and contingent
deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the
Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc.
became the investment advisor to those former Quest for Value Funds. Those funds include:

     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

        These
arrangements also apply to shareholders of the following funds when they merged
(were reorganized) into various Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

        All
of the funds listed above are referred to in this Appendix as the “Former
Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

|_|

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value
Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and
Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to
November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------
        For
purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

-------------------------------------------------------------------------------------------------------------------
        Purchases
made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and Statement of Additional Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X| Waiver of Class A
Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired

 

shares
of any of the Former Quest for Value Funds by merger of a portfolio of the AMA
Family of Funds.

o

Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X| Waiver of Class A
Contingent Deferred Sales Charge in Certain Transactions. The Class A
contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

        Investors
who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income
Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

        Waivers
for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of
Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6,
1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the

                  annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

o

liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X| Waivers for
Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November
24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former
Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

o

withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

o

liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

        A
shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in

this section if the
proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.

      V.
   Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds
   Who Were Shareholdersof Connecticut Mutual Investment Accounts, Inc.

--------------------------------------------------------------------------------------------------------------

The initial and contingent
deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described
below for those Fund shareholders who were shareholders of the following funds
(referred to as the “Former Connecticut Mutual Funds”) on March 1,
1996, when OppenheimerFunds, Inc. became the investment adviser to the Former
Connecticut Mutual Funds:

     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent
Deferred Sales Charge. Certain shareholders of a Fund and the other Former
Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A
CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior
Class A CDSC will be redeemed first).

        Those
shareholders who are eligible for the prior Class A CDSC are:

 

1)
persons whose purchases of Class A shares of a Fund and other Former Connecticut
Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined
Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

 

2)
persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former
Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

        Any
of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X| Class A Sales Charge
Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

 

1)
any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
Connecticut Mutual Funds or a Fund into which such Fund merged;

 

2)
any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut
Mutual Funds totaled $500,000 or more;

         3)   Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4)   employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the
              prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

 

5)
one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

 

6)
an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
Former Connecticut Mutual Funds, provided the institution had an agreement with
CMFS.

        Purchases
of Class A shares made pursuant to (1) and (2) above may be subject to the Class
A CDSC of the Former Connecticut Mutual Funds described above.

        Additionally,
Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual
Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers
set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a
Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
B shares of a Former Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i) acquired prior to
March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former
Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

     1)  by the estate of a deceased shareholder;

 

2)
upon the disability of a shareholder, as defined in Section 72(m)(7) of the
Internal Revenue Code; 3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified

 

under
Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

 

4)
as tax-free returns of excess contributions to such retirement or employee benefit plans; 5) in whole or in part, in connection with shares sold to any state, county, or city, or any

 

instrumentality,
department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

 

6)
in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

 

8)
in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

 

9)
as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the
Board of Directors of the Fund.

           VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
--------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer
Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold)
shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class
A shares of those four Oppenheimer funds at a maximum sales charge rate of
4.50%.

        VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
-------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible
Securities Fund (referred to as the “Fund” in this section) may sell
Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|      the Manager and its affiliates,

|_|

present or former officers, directors, trustees and employees (and their
“immediate families” as defined in the Fund’s Statement of
Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

|_|

registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment advisor or distributor for that purpose,

|_|

dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

|_|

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

|_|

dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

|_|
dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative service

Oppenheimer
Main Street® Small Cap Fund

Internet
WebSite:

         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Distributor

         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent

         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian Bank

         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent
Auditors

         Deloitte & Touche LLP
         555 Seventeenth Street, Suite 3600
         Denver, Colorado 80202-3942

Legal Counsel to the Fund
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Legal Counsel
to Independent Trustees

         Mayer, Brown, Rowe and Maw
         1675 Broadway
         New York, New York 10019

890
PX847.0802

__________

1 The address of each Trustee is 6803 S. Tucson Way, Englewood, CO 80112-3924.
2 Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.
2 Ms. Hamilton and Mr. Malone were elected as Trustees to the Board II Funds effective June 1, 2002.
4 Ms. Hamilton and Mr. Malone were elected as Trustees to the Board II Funds effective June 1, 2002.
3 The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
4 Mr. Murphy
serves for an indefinite term, until his retirement, resignation, death or removal. 5 The address of Messrs. Molleur and Zack and Ms. Feld is
498 Seventh Avenue, New York, NY 10018, and the address of Messrs. Masterson,
Vottiero and Wixted and Ms. Ives is 6803 S. Tucson Way, Englewood, CO
80112-3924. 6 Each Officer serves for an annual term, or until his or her earlier resignation, death or removal. 7 In accordance with Rule
12b-1 of the Investment Company Act, the term “Independent Trustees”
in this Statement of Additional Information refers to those Trustees who are not
“interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

1 Certain
waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to
“redemptions” mean “repurchases” of shares.

3 An
“employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

4 The term
“Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan”
also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

5 However, that
concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year. 6 This provision does not apply to IRAs.

7 This provision
does not apply to 403(b)(7) custodial plans if the participant is less than age
55, nor to IRAs. 8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

9 This provision does not apply to IRAs.
10 This
provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored single K retirement plan. 11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.